United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

(Address of principal executive offices)  (Zip code)

Foreside Management Services, LLC, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230

(Name and address of agent for service)

Registrant's telephone number, including area code:  (614)-416-9045

Date of fiscal year end:	September 30th

Date of reporting period:   September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

INDEPENDENT FRANCHISE PARTNERS
US EQUITY FUND

ANNUAL REPORT
September 30, 2017

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2017

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SHAREHOLDER LETTER
September 30, 2017

Dear Shareholder:

We are pleased to present to shareholders the September 2017 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2017.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	John Kelly-Jones
President	Chief Operating Officer
Advisers Investment Trust	Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Performance Update

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2017

Total Returns as of September 30, 2017

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index	S&P 500 Index
Q4 2016	-0.64%	-0.88%	6.67%	3.83%
Q1 2017	9.85%	9.58%	3.26%	6.07%
Q2 2017	3.75%	3.49%	1.34%	3.09%
Q3 2017	-0.23%	-0.48%	3.12%	4.49%
Year to Date	13.72%	13.43%	7.90%	14.25%
1 Year	12.99%	12.72%	15.11%	18.63%
3 Years (Annualized)	11.69%	11.61%	8.52%	10.83%
5 Years (Annualized)	13.28%	13.24%	13.20%	14.24%
Since Inception (Annualized)	13.91%	13.87%	14.57%	15.47%

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. The Fund’s Total Annual Operating Expense, as per the most recent Prospectus, is 0.79%. Independent Franchise Partners, LLP has contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, fees and expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85%. This agreement cannot be terminated prior to January 30, 2018.

Data as at September 30, 2017. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

The Fund’s primary benchmark for performance comparison purposes is the Russell 1000 Value Index. The secondary benchmark is the S&P 500 Index. Benchmark returns reflect dividends reinvested gross of any withholding taxes. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. Please refer to the Fund’s Prospectus for further information.

Capacity Status

In June 2017, client assets in the US Franchise strategy reached $4.9bn. In the spirit of respecting the $5bn hard-close limit we set when we established the Firm in 2009, we are now managing US Franchise capacity - including the Fund - via a waitlist process.

Portfolio Commentary

In the year to September 30, 2017, the Fund delivered a return of 12.99% (assuming no redemption fee). This is an attractive absolute return but lagged the Russell 1000 Value Index and the S&P 500 Index, which returned 15.11% and 18.63% respectively. Based on our experience of the later phases of previous bull markets, this return profile is not unusual.

As a reminder, we seek to invest in financially sound and highly cash generative companies that are trading at affordable valuations. Since inception in June 2005, the US Franchise strategy has compounded shareholder wealth at an attractive rate. In doing so, it has tended to preserve capital better than the general market in falling markets, and has tended to lag rising markets. This asymmetric risk profile is deliberate.

The Fund’s lower return relative to the Russell 1000 Value Index for the year to September 30, 2017 was mainly driven by the Fund’s holdings in the financials and consumer staples sectors.

Financials was the strongest sector in the Russell 1000 Value Index. The Fund’s lower exposure to this sector detracted from relative returns. The Franchise investment approach does not tend to find many investment opportunities within the financials sector. In our view, financial companies, such as banks and insurers, tend to be highly leveraged and experience commoditization of their product offering. As such, we do not believe that they can generate a sustainably high return on capital on an unleveraged basis and therefore do not fit our long-term, buy and hold investment approach.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Consumer staples was one of the weaker sectors in the Russell 1000 Value Index, delivering positive returns but significantly less than the broader market. As noted in previous reports, we have historically found many franchise companies within the consumer staples sector. The Fund’s exposure to this sector averaged 26% of the Fund’s assets compared to 9% for the Russell 1000 Value Index. This overweight detracted from relative returns for the year. In particular, negative returns from companies such as Molson Coors, Imperial Brands, Anheuser-Busch InBev, Nestlé, Mondelēz International and British American Tobacco detracted from the Fund’s relative return.

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2017

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
TransUnion	+61%	Molson Coors	-14%	Apple	+169	Molson Coors	-48
Reynolds American	+42%	Imperial Brands	-8%	Reynolds American	+167	Anheuser-Busch InBev	-40
Apple	+39%	Anheuser-Busch InBev	-7%	Microsoft	+159	Nestlé	-27
Microsoft	+32%	Nestlé	-6%	Time Warner	+122	Imperial Brands	-26
Time Warner	+31%	Mondelēz Int’l	-6%	Oracle	+114	Kimberley Clark	-12

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ending September 30, 2017. Contribution to Fund return reflects contribution to gross return and is presented in US Dollars for the period the stocks were held during the year to September 30, 2017. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to Your Fund’s Return

Among the top contributors to the Fund’s return were Apple, Reynolds American and Microsoft.

Apple is a market leading, multinational technology company that benefits from the tight integration of software and hardware. Apple’s shares have performed well over the past 12 months, driven by anticipation of the launch of the iPhone 8 and iPhone X, as well as the growth of its high margin services business. We continue to think that the market underappreciates the network effect associated with Apple’s ecosystem of devices and services, as well as the high likelihood of repeat purchases by its customers. In addition, Apple continues to return substantially all free cash flow to investors though dividends and share buybacks. Apple’s shares trade on an estimated free cash flow yield of 6.2%.

Reynolds American was acquired by British American Tobacco (BAT) on 25 July 2017. BAT purchased the second largest tobacco company in the Unites States at an approximate 40% premium to its undisturbed share price.

Microsoft’s products dominate consumer and commercial operating systems and desktop software. The company reported attractive revenue growth and margin improvement during the year. Its enterprise (“Productivity and Business Processes”) and cloud (“Intelligent Cloud”) divisions continue to perform well. Towards the end of the reporting period its consumer-facing (“More Personal Computing”) division showed some stabilisation after successive weak quarters. Revenue growth, margin improvement and a disciplined capital allocation policy form the backbone of our investment thesis. Microsoft’s shares trade on a 5.0% estimated free cash flow yield.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Notable Detractors from Your Fund’s Return

Among the detractors from the Fund’s return were Molson Coors, Anheuser-Busch InBev and Nestlé.

We initiated a position in Molson Coors - the number 2 brewer in the US - in April. Since purchase, near-term margin guidance and weak beer trends have weighed on the stock. Nonetheless, we believe that Molson Coors remains well-positioned to deliver reasonably attractive free cash flow compounding. This should come from the combination of low single digit revenue growth and margin expansion as a result of improved operating performance following Molson Coors’ acquisition of the remaining stake of Miller Coors in late 2016. In addition, interest expenses should reduce as the company uses its free cash flow to pay down debt. Molson Coors’ shares trade on an estimated free cash flow yield of 7.1%.

Anheuser-Busch InBev (ABI) is the largest global consumer goods company, accounting for almost half the global brewing profit pool. The majority of its share price decline occurred in the fourth quarter of 2016, driven by a sector rotation away from consumer staples following the US presidential election, as well as disappointing earnings due to weak results in Brazil and the US. The shares regained some of their losses and we sold the position in May as the stock’s valuation had fallen below our 4.5% free cash flow yield threshold.

Nestlé is a market leading, multinational food company. There was no change in the fundamental quality of the company. The share price weakness reflected the sector rotation away from consumer staples following the US presidential election. We sold the position in March, after it recovered some of its fourth quarter losses, and reinvested the proceeds in Imperial Brands, as discussed in the portfolio changes section below.

Significant Portfolio Changes During the Year

During the course of the last year, we initiated positions in British American Tobacco, Imperial Brands, Molson Coors, News Corp and TransUnion. We sold the positions in Anheuser-Busch InBev, Nestlé and Procter & Gamble.

Initial Purchases

In February, we initiated a position in British American Tobacco (BAT). We have owned BAT for 17 years in Global Franchise. It is a well-diversified global tobacco company with exposure to growing profit pools and strong brands, including Kent and Dunhill. BAT’s acquisition of Reynolds American will increase its exposure to the attractive US tobacco market, which will account for approximately 40% of operating profit. BAT is nearing the end of a multi-year SAP implementation that should underpin continued margin improvement and free cash flow compounding. Management has demonstrated good capital allocation discipline and BAT offers an attractive dividend yield of 3.7%. In addition, the acquisition of Reynolds relieves our concerns over the financial pressure on the sustainability of BAT’s dividend. After taking into account the impact of the Reynolds deal, we initiated the position in BAT with the company’s shares trading on an estimated free cash flow yield of 5.4%.

In March, we initiated a position in Imperial Brands. We have owned Imperial in Global Franchise since 1996. Based on sales, Imperial Brands is the number 4 listed tobacco company globally. Following its acquisition of a number of U.S. brands as part of the Reynolds/Lorillard merger in 2015, Imperial is now the third largest tobacco company in the U.S. market. The U.S. is its single largest market, representing 25% of EBIT. It also has strong number 1 or 2 positions in the UK, Germany, France and

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Spain. Overall, its top 10 markets account for 80% of operating profit. Imperial’s key brands include JPS, Winston, West, Gauloises and Davidoff. Management has proven to be judicious allocators of capital and Imperial has the strongest free cash flow conversion of its global peers. The company does face challenges from regulation, the rationalisation of non-core brands, and declining volumes in its core developed markets, which have all weighed on volume growth. However, we purchased the shares on an estimated free cash flow yield of 6.4% and a 4.1% dividend, which we think helps to compensate for these risks.

We note that, in July the US Food and Drug Administration (“FDA”) announced an outline for a new plan for tobacco and nicotine regulation in the US. The press release gained broad media coverage – some of which was inaccurate – and both BAT’s and Imperial’s shares fell sharply at first but then recovered some of those losses.

The announcement from the FDA was a request for input prior to developing new proposals aimed at reducing the levels of nicotine in combustible cigarettes in the US. It did not set out new rules or regulations or even a timetable for new rules. We expect it to take many months for the FDA to collect input, develop a proposed regulatory plan, take comments on those proposed regulations and then finalize new rules. Those new rules would likely take a few years to take effect. If they are challenged in court, then it would take even longer. The other important element of the announcement was the stated intention to provide more clarity and predictability on the regulatory framework for reduced risk tobacco products like e-cigarettes and heat-not-burn products. This may present an opportunity for the industry, especially those companies - like BAT and PMI - that have competitive products in this new category.

This is a new risk factor facing the industry. Our preliminary view is that it is neither imminent nor catastrophic. The industry will likely have time to evolve and adapt, and continue to grow profits, something it has managed to do successfully in the face of over 40 years of increasingly restrictive regulations and taxes. We will continue to work carefully through the implications of the FDA’s announcement.

In April, we initiated a position in Molson Coors. The company generates around 80% of its operating profit from its number two position in the attractive US beer category. Its key intangible assets include market-leading brands such as Coors Light, Miller Light and Blue Moon. These brands enjoy pricing power supported by a concentrated market structure; ABI and Molson Coors control 65% of the US beer market by value. In late 2016, Molson Coors acquired the rest of the stake in Miller Coors that it did not already own. With its track record of margin expansion and full ownership of the US business, we believe the company has the potential to improve margins further and materially narrow the significant margin gap relative to ABI. We are mindful that the US beer category is relatively mature. As a result, most of the compounding at Molson Coors will rely on margin expansion, which exposes the company to some additional execution risk. Continued market share loss to craft beer could also impede revenue growth. Lastly, Molson Coors’ leverage is relatively high after issuing debt to help finance the buy-out of the rest of Miller Coors. We initiated the position on an estimated 6.0% free cash flow yield, which we believe helps compensate us for these risks.

We began building a position in News Corp at the end of April. News Corp comprises a diverse but improving mix of media assets, the most attractive of which is a controlling 62% interest in REA Group, the market leading Australian digital real estate company. REA Group has consistently demonstrated

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

significant pricing power and enjoys operating margins in excess of 60% in its home market. News Corp also has exposure to the attractive book publishing industry through its ownership of HarperCollins, the global number two book publisher. This industry is highly consolidated and has emerged from the transition to digital books in surprisingly good health. REA and HarperCollins, along with approximately $1.7bn in net cash, account for most of the company’s current market capitalisation. Other assets of note include Move, which has a number two position in the US digital real estate market, FOX Sports Australia, and a portfolio of newspaper assets, the most notable title being The Wall Street Journal. The key risks to the investment thesis include the potential for poor capital allocation, poor execution, particularly at Move, and an acceleration in the structural decline in the newspaper segment. We purchased the shares on an estimated 5.7% free cash flow yield, excluding the sizeable net cash balance, a valuation we think helps compensate for these risks.

We began building a position in TransUnion in December and January. TransUnion is one of three U.S. credit bureaus, generating 85% of its profits from the sale of proprietary consumer credit data and analytics to U.S. lenders, businesses and consumers. The company’s franchise is underpinned by proprietary data sets that are difficult to replicate. These create sticky client relationships and help TransUnion generate attractive financial characteristics, including adjusted returns on capital of close to 100%. TransUnion’s revenues are diversified across a number of categories and we believe the company has several levers to accelerate growth in the medium-term. The key risks to the investment include the company’s exposure to resellers in the consumer segment and the mature nature of the core credit and insurance categories. We purchased the shares at an estimated free cash flow yield of 5.5%.

Final Sales

We completed the final sale of Anheuser-Busch InBev (ABI) in early June. We have held the position since inception of the Fund. During our holding period, ABI further strengthened its already competitive position in the global beer market with the purchases of Grupo Modelo and SABMiller. ABI now has more than a 50% share of global brewing profits. We think that antitrust regulation will constrain the company’s ability to grow in beer via acquisition and that future M&A is likely to be in adjacent categories, such as carbonated soft drinks or spirits. We are also increasingly wary of ABI’s high leverage and substantial exposure to volatile emerging market currencies. Mindful of these risks, we started to reduce the position during the second quarter of 2017 and sold the final position once the valuation fell below our 4.5% threshold.

We completed the final sale of Nestlé in March. We have also owned Nestlé since the inception of the Fund. The company enjoys a portfolio of well-invested brands, attractive category exposures and an advantageous geographical and distribution footprint. We continue to admire Nestlé’s corporate culture, which has a strong focus on long-term value creation ahead of short-term profits. However, we are mindful that, following stock price appreciation, Nestlé’s valuation is now less attractive. We felt that Imperial Brands offered a better risk/reward proposition for the fund whilst being mindful of the limitations on non-US holdings in the portfolio.

We sold the Procter & Gamble position in May, having owned it since inception of the Fund. Our original thesis focused on the company’s dominant positions in attractive household and personal care categories. While still strong, P&G’s positions in these markets have weakened as consumers have traded down to lower priced brands in categories like grooming, or have opted for niche brands in categories like skin or hair care. In addition, e-commerce, and in particular Amazon, increasingly threatens to undermine P&G’s

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

distribution advantage. Management has responded to these challenges with large portfolio and organizational restructuring that has improved margins but organic revenue growth continues to disappoint. It is unclear to us how the company can improve its ability to compound organically. P&G’s shares were trading below our 4.5% valuation hurdle and so we sold the position.

Following the returns over the last year and the portfolio changes during the course of the year, the Fund offered an estimated free cash flow yield of 5.4% at the end of September 2017. This valuation is richer than the strategy’s long-term average. Nonetheless, we think it continues to represent reasonable valuation in absolute terms and remains attractive relative to broader equity markets, particularly given the high quality of the companies in the portfolio.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We thank you for your support and look forward to serving you in the coming years.

Hassan Elmasry, CFA

Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

The comments and free cash flow yield estimates reflect the views of Independent Franchise Partners, LLP at the time of writing and are subject to change without notice to the recipients of this document. Free cash flow yield estimates are based on the firm’s proprietary research and methodology.

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ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.3%
Automobiles & Components	2.4%
Harley-Davidson Inc.		961,774	$46,367,125
Beverages	4.0%
Molson Coors Brewing Co. - Class B		952,687	77,777,367
Chemicals	3.5%
Monsanto Co.		570,176	68,318,488
Computers & Peripherals	3.2%
Apple Inc.		406,215	62,605,856
Diversified Financials	5.5%
S&P Global Inc.		451,985	70,649,775
TransUnion(a)		743,869	35,155,249
			105,805,024
Food Products	2.0%
Mondelez International Inc. - Class A		927,758	37,722,640
Health Care Equipment & Supplies	5.5%
Abbott Laboratories		1,261,551	67,316,361
Dentsply Sirona Inc.		658,563	39,388,653
			106,705,014
Household Products	2.9%
Kimberly Clark Corp.		471,330	55,466,114
Internet Software & Services	5.3%
eBay Inc.(a)		2,639,107	101,500,055
IT Services	6.3%
Accenture PLC - Class A		901,874	121,816,121
Media	11.1%
News Corp. - Class A		2,185,416	28,978,616
News Corp. - Class B		590,873	8,065,417
Time Warner Inc.		870,661	89,199,220
Twenty-First Century Fox Inc. - Class A		3,321,522	87,621,750
			213,865,003
Pharmaceuticals	20.2%
GlaxoSmithKline PLC		3,403,116	67,878,211
Johnson & Johnson		746,336	97,031,143
Merck & Co. Inc.		1,307,407	83,713,270
Novartis AG - REG		1,126,406	96,431,102
Zoetis Inc.		702,185	44,771,316
			389,825,042
Software	11.1%
Microsoft Corp.		1,402,509	104,472,896
Oracle Corp.		2,252,484	108,907,601
			213,380,497
Tobacco	12.3%
Altria Group Inc.		1,018,989	64,624,282
British American Tobacco PLC		1,408,829	88,199,458

See notes to financial statements.

 10

ADVISERS INVESTMENT TRUST INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2017

	Percentage of Net Assets	Shares	Value
Imperial Brands PLC		894,870	$38,180,165
Philip Morris International		409,681	45,478,688
			236,482,593
TOTAL COMMON STOCKS (Cost $1,490,668,185)			1,837,636,939
TOTAL INVESTMENTS
(Cost $1,490,668,185)	95.3%		1,837,636,939
NET OTHER ASSETS (LIABILITIES)	4.7%		91,393,252
NET ASSETS	100.0%		$1,929,030,191

(a)Non-income producing security.

Abbreviations:
REG – Registered

At September 30, 2017, the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	80.2%
United Kingdom	10.1
Switzerland	5.0
TOTAL	95.3%

See notes to financial statements.

 11

ADVISERS INVESTMENT TRUST STATEMENT OF ASSETS & LIABILITIES September 30, 2017

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost: $1,490,668,185)	$1,837,636,939
Cash	85,489,164
Foreign currency (Cost: $1,383,281)	1,382,011
Receivable for dividends	4,189,979
Reclaims receivable	1,654,398
Prepaid expenses	6,804
Total Assets	1,930,359,295
Liabilities:
Investment advisory fees payable	1,079,637
Accounting and Administration fees payable	155,408
Regulatory and Compliance fees payable	28,400
Trustee fees payable	110
Accrued expenses and other payable	65,549
Total Liabilities	1,329,104
Net Assets	$1,929,030,191
Net assets	$1,929,030,191
Shares of common stock outstanding	109,222,225
Net asset value per share	$17.66
Net Assets:
Paid in capital	$1,498,479,226
Accumulated net investment income	19,527,168
Accumulated net realized gain	63,981,632
Net unrealized appreciation	347,042,165
Net Assets	$1,929,030,191

See notes to financial statements.

 12

ADVISERS INVESTMENT TRUST STATEMENT OF OPERATIONS For the year ended September 30, 2017

Independent Franchise Partners US Equity Fund
Investment Income:
Dividend income (Net of foreign witholding tax of $622,548)	$38,469,632
Operating expenses:
Investment advisory	11,952,333
Accounting and Administration	943,264
Regulatory and Compliance	414,277
Risk Officer	37,148
Trustees	34,437
Other	152,445
Total expenses	13,533,904
Net investment income	24,935,728
Realized and Unrealized Gains from Investment Activities:
Net realized gains from investment transactions	72,121,795
Net realized gains from foreign currency transactions	4,402
Change in unrealized appreciation on investments	114,402,505
Change in unrealized appreciation on foreign currency	130,335
Net realized and unrealized gains from investment activities	186,659,037
Change in Net Assets Resulting from Operations	$211,594,765

See notes to financial statements.

 13

ADVISERS INVESTMENT TRUST STATEMENTS OF CHANGES IN NET ASSETS For the years ended September 30, 2017 and 2016

	Independent Franchise Partners US Equity Fund
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$24,935,728	$19,685,844
Net realized gains from investment and foreign currency transactions	72,126,197	39,520,369
Change in unrealized appreciation on investments and foreign currency	114,532,840	153,556,071
Change in net assets resulting from operations	211,594,765	212,762,284
Dividends paid to shareholders:
From net investment income	(21,068,926)	(15,797,366)
From net realized gains	(35,279,147)	(61,698,822)
Total dividends paid to shareholders	(56,348,073)	(77,496,188)
Capital Transactions:
Proceeds from sale of shares	373,249,541	476,661,598
Value of shares issued to shareholders in reinvestment of dividends	52,738,557	71,021,923
Value of shares redeemed	(210,268,796)	(70,995,915)
Change in net assets from capital transactions	215,719,302	476,687,606
Change in net assets	370,965,994	611,953,702
Net assets:
Beginning of year	1,558,064,197	946,110,495
End of year	$1,929,030,191	$1,558,064,197
Accumulated net investment income	$19,527,168	$15,655,964
Share Transactions:
Sold	22,148,665	30,772,334
Reinvested	3,374,188	4,918,416
Redeemed	(12,431,329)	(4,514,191)
Change	13,091,524	31,176,559

See notes to financial statements.

 14

ADVISERS INVESTMENT TRUST FINANCIAL HIGHLIGHTS For the years ended

	Independent Franchise Partners US Equity Fund
	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2015		Sept. 30, 2014	Sept. 30, 2013
Net asset value, beginning of year	$16.21	$14.57	$14.65		$13.03	$11.38
Income (loss) from operations:
Net investment income	0.23	0.22	0.23		0.18	0.21
Net realized and unrealized gains from investments	1.80	2.59	0.16		1.80	1.60
Total from investment operations	2.03	2.81	0.39		1.98	1.81
Less distributions paid:
From net investment income	(0.22)	(0.24)	(0.18)		(0.19)	(0.15)
From net realized gains on investments	(0.36)	(0.93)	(0.29)		(0.17)	(0.01)
Total distributions paid	(0.58)	(1.17)	(0.47)		(0.36)	(0.16)
Increase from redemption fees(a)	—	—	—		—	—
Change in net asset value	1.45	1.64	(0.08)		1.62	1.65
Net asset value, end of year	$17.66	$16.21	$14.57		$14.65	$13.03
Total return(b)	12.99%	20.23%	2.56%		15.37%	16.08%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,929,030	$1,558,064	$946,110		$871,644	$582,018
Ratio of net expenses to average net assets	0.77%	0.79%	0.80%		0.81%	0.84%
Ratio of net investment income to average net assets	1.42%	1.64%	1.54%		1.59%	1.89%
Ratio of gross expenses to average net assets	0.77%	0.79%	0.80	%(c)	0.81%	0.85	%(c)
Portfolio turnover rate	30.72%	19.29%	45.30%		28.64%	20.70%

(a)	Redemption fees were less than $0.005 per share.

(b)	Total return excludes redemption fees.

(c)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

 15

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). Effective March 31, 2017 the Trust was converted to a Delaware Statutory trust. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 —quoted prices in active markets for identical assets

●	Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

16

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2017 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
IFP US Equity Fund
Common Stocks(1)	$1,837,636,939	$—	$—	$1,837,636,939
Total Investments	$1,837,636,939	$—	$—	$1,837,636,939

(1) See investment industries in the Schedule of Investments.

As of September 30, 2017, there were no Level 2 or Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2017.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

17

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the year ended September 30, 2017 were $432,924 and are reflected within the capital activity of the Fund.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2017, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax returns filed for the tax years ended September 30, 2014, 2015 and 2016 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

18

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Advisor’s Assets Under Management(1)	Scale Discount for Assets in each Range(1)	Annualized Rate(1)	Effective Overall Annual Fee(1)
First $1 billion	—	0.88%	0.88%
$1 - 2 billion	0.10%	0.78%	at $2 billion 0.83%
$2 - 3 billion	0.20%	0.68%	at $3 billion 0.78%
$3 - 4 billion	0.30%	0.58%	at $4 billion 0.73%
$4 - 5 billion	0.40%	0.48%	at $5 billion 0.68%
Above $5 billion	—	—	0.68%

(1) The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2017, the effective annualized rate was 0.68% given the Adviser’s total assets under management were in excess of $5 billion during the period.

BHIL Distributors, LLC (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Management Services, LLC (“Foreside”), provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to written agreements, including providing certain officers to the Fund and performing certain regulatory administrative services. The Fund pays Foreside a tiered basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Fund and Carne, including providing the Risk Officer to the Fund to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2017, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $51,000 and reimbursement for certain expenses. Effective April 1, 2017, the Trust pays an annual retainer of $80,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2017, the aggregate Trustee compensation paid by the Trust was $196,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

19

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund. For the year ended September 30, 2017, there were no expenses reduced by the Adviser. The current agreement with the Adviser to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2018, at which time the Adviser will determine whether to renew or revise the agreement. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.	Investment Transactions

For the year ended September 30, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$679,201,069	$520,418,902

D.	Federal Income Tax

As of September 30, 2017, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IFP US Equity Fund	$1,496,533,860	$368,625,326	$(27,522,247)	$341,103,079

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2017 and September 30, 2016 for the Fund was as follows:

	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2017	$26,152,177	$30,195,896	$56,348,073	$—	$56,348,073
2016	$39,833,743	$37,662,445	$77,496,188	$—	$77,496,188

As of the latest tax year ended September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
IFP US Equity Fund	$50,831,292	$38,543,183	$89,374,475	$—	$—	$341,176,490	$430,550,965

At September 30, 2017, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

E.	Concentration of Ownership Risk

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

20

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of

Independent Franchise Partners US Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Independent Franchise Partners US Equity Fund (a portfolio of Advisers Investment Trust, hereafter referred to as the “Fund”) as of September 30,2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

November 21, 2017

21

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2017 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2017:

Fund	QDI Percentage
IFP US Equity Fund	73.87%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage
IFP US Equity Fund	71.17%

B.	Summary of Fund Holdings

Market Exposure		Largest Equity Positions
Equity Securities	% of Net Assets	Issuer	% of Net Assets
Pharmaceuticals	20.2%	Accenture PLC - Class A	6.3%
Tobacco	12.3	Oracle Corp.	5.6
Media	11.1	Microsoft Corp.	5.4
Software	11.1	eBay Inc.	5.3
IT Services	6.3	Johnson & Johnson	5.0
Health Care Equipment & Supplies	5.5	Total	27.6%
Diversified Financials	5.5
Internet Software & Services	5.3
Beverages	4.0
Chemicals	3.5
Computers & Peripherals	3.2
Household Products	2.9
Automobiles & Components	2.4
Food Products	2.0
Total	95.3%

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2017 and held for the entire period through September 30, 2017.

22

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense	Beginning Account Value	Ending Account Value	*Expenses Paid
	Ratio	4/1/2017	9/30/2017	4/1/17-9/30/17
Actual	0.76%	$1,000.00	$1,035.20	$3.90
Hypothetical	0.76%	$1,000.00	$1,021.23	$3.88

*	Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Board of Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and Independent Franchise Partners, LLP (the “Adviser”) with respect to the Independent Franchise Partners US Equity Fund (“Fund”) be approved and renewed, at least annually, by a majority the Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Fund or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement to determine whether the agreement is fair to the Fund and its shareholders. The Board considered and approved the Investment Advisory Agreement for the Fund at an in-person meeting held on June 14 and 15, 2017.

The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Fund (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels will reflect these economies of scale to the benefit of the Fund’s shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser or by a different investment adviser (the “Peer Group”); (vii) the Fund’s expense ratio and the expense ratios of funds in the Peer Group; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser and other service providers.

The Trustees reviewed the materials regarding the Fund supplied by the Adviser. The Board gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Adviser gave an overview of its advisory business and reviewed the Adviser’s personnel and organizational structure, highlighting departures, recent hires, and changing roles within the organization.

The Board reviewed the Adviser’s compliance program, with particular emphasis on investment guideline monitoring. A representative of the Adviser highlighted the potential impact of MiFID II the Adviser’s access to and use of investment research. The Adviser represented to the Board that there were no material compliance issues/concerns raised or encountered since the last renewal of the advisory contract and that there have been no regulatory examinations or investigations since the inception of the firm in 2009. The Board noted that an independent consulting firm engaged by the Adviser recently completed a review of the Adviser with no material findings.

23

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

The Board received information on the Adviser’s cybersecurity and the business continuity plan. The Board noted that information about the Fund’s insurance coverage, business continuity/disaster recovery plan and information security protocols was provided in the Board Materials as well as a copy of the Adviser’s Form ADV, Code of Ethics, and Report and Financial Statements as of December 31, 2015. Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board reviewed the Fund’s performance for periods from inception through March 31, 2017, comparing the performance (with and without fees) to the Russell 1000 Value Index and the S&P 500 Index. The Board noted that the Fund generally outperformed the indices for the time periods shown.

The Board reviewed the annualized performance of the Fund in relation to the Pavilion Large Cap US equity universe and the Pavilion US Large Cap Value universe for periods from one-year to ten-years through March 31, 2017, noting that with exception of the 1 year period, the Fund’s performance is in the 5th percentile or higher for all periods shown. The Board also reviewed the performance of the Fund in relation to the US Franchise Composite (“Composite”) and similar investment companies (“Peer Group”) for periods from inception through March 31, 2017, noting that the Fund’s performance is within the range of the Peer Group and in line with the Composite for the periods reported. The Board also reviewed the performance of the Fund in relation to the Composite, the Franchise Partners VCC US Equity Fund Class B, and the Russell 1000 Value Index, noting the consistent returns across the portfolios managed by the Adviser.

The Board reviewed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser receives a management fee of 0.68% of average daily net assets, well below the maximum contractual rate of 0.88% of average daily net assets. The trustees determined that Fund shareholders realize a substantial benefit from breakpoints that take into account the total assets under management at the Adviser and are not limited only to those assets in the Fund. The Board noted that so long as total assets under management for the Adviser’s global and US franchise strategies remain over $5 billion, the Fund’s advisory fee will be 0.68%. The Board reviewed the investment advisory fees paid by the Peer Group, noting that the Fund’s management fee is within the Peer Group, which range from 0.50% to 0.87%.

With respect to total operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, fees and expenses associated with investments in underlying investment companies, and extraordinary expenses) to 0.85% of average daily net assets. The Board noted that this agreement to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2018, at which time the Adviser will determine whether to renew or revise the agreement. The Board considered that the Fund’s total annual operating expenses as shown in the most recent prospectus are 0.79%. After considering the comparative data as described above and the anticipated renewal of the Expense Limitation Agreement at the December 2017 Board meeting for the period to end January 30, 2019, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the profits to be realized by the Adviser in connection with its management of the Fund, the Board reviewed the information supplied by the Adviser in the Board Materials, including the Adviser’s audited financial statements for the calendar year 2015 and revenues and expenses for calendar year 2016. The Board reviewed financial information supplied by the Adviser and received representations from the Adviser that the indicative operating margin for the Fund for calendar year 2016 is within the indicative operating range initially provided to the Board in July 2011, and lower than 2015, 2014 and 2013. The Board noted that the Adviser’s level of profitability was indicative across the firm, and all US franchise strategy clients pay the same management fee, regardless of mandate type or size, and that the Adviser is continuing to invest its profits back into its business. After considering the data provided, and considering all of the factors as a whole, the Board concluded that the level of profit was reasonable. With respect to economies of scale, the trustees considered the Fund’s marketing and distribution plans, capacity, and breakeven point. The Board noted that the Fund is targeted solely at institutional investors, shareholders benefit from the Adviser’s scaled discount fee schedule, and the Fund achieved its break-even point when it reached assets under management of $422 million in February 2013. The Board also noted that other than the advisory fee, the Adviser derives no other fees/benefits from the Fund, does not charge Rule 12b-1 fees, uses commission sharing arrangements to segregate execution decisions from research decisions, and does not use soft dollars as a consideration for broker selection.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

In reaching its conclusions, with respect to the Fund discussed above, the Board did not identify any single controlling factor in deciding to approve the Investment Advisory Agreement. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that approval of the Investment Advisory Agreement would be in the best interest of the Fund.

E.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Trust at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Trust at 855-233-0437; and (ii) on the Commission’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

F.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office /Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	14	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present	14	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired since 2013; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds1992 to present; Independent Trustee, Coventry Funds Trust, 1997 to 2014	14	Boston Trust & Walden Funds

[1]	The mailing address of each Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

[2]	The Trust consists of the various series of Advisers Investment Trust.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[3] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present	14	PAF Transportation

Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	14	None

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Director, JOHCM (USA) Inc., 2014 to present; Independent Trustee, Manager Directed Portfolios, 2016 to present; Independent Trustee, XAI Alternative Registered Trust, 2016 to present; Adviser, Wanzenburg Partners LLC, 2012 to 2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 to 2012	N/A	N/A

Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/ December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Tributary Funds, Inc., 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2012-2015	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A

26

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Dana Gentile Year of Birth: 1962	Vice President & Secretary	Indefinite/ July 2017 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Managing Director, Beacon Hill Fund Services, Inc., 2016; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President Citi Fund Services Ohio, 2007 to 2013; Secretary of Advisers Investment Trust, 2013 to present	N/A	N/A

Jennifer L. Gorham Year of Birth: 1981	Assistant Secretary	Indefinite/ March 2017 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, 2015 to 2016; Paralegal, Red Capital Group, LLC, 2011 to 2015	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present; Vice President of Advisers Investment Trust, 2012 to 2017	N/A	N/A

1The mailing address of each Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

2The Trust consists of the various series of Advisers Investment Trust.

3On July 27, 2017 the Board appointed Mr. Whitaker to the Board of Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

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Independent Franchise Partners US Equity Fund
Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

Investment Adviser
Independent Franchise Partners, LLP
Level 1, 10 Portman Square
London, W1H 6AZ
United Kingdom

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

855-233-0437 or 312-557-7902

VONTOBEL FUNDS

ANNUAL REPORT

September 30, 2017

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

September 30, 2017

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Vontobel Global Emerging Markets Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on May 22, 2013 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year	Since Inception
Vontobel Global Emerging Markets Equity Institutional Fund – Class I	13.04%	2.43%
MSCI Emerging Markets Index	22.46%	3.24%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 1.39% and 0.99%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2018 (exclusive of certain fees and expenses as disclosed in the Prospectus).

Data as at September 30, 2017. The Inception date of the Fund is May 22, 2013. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

1

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Index. The Index is an unmanaged index based on share prices of a select group of global emerging market stocks that are available to global investors. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

Portfolio Commentary

For the one-year period ending September 30, 2017, the Vontobel Global Emerging Markets Equity Institutional Fund underperformed its benchmark, the MSCI Emerging Markets Index (Total Return Net Dividends). On the sector level, an overweight to the Consumer Staples sector was the leading detractor from relative returns. Our stock selection in Information Technology, combined with an underweight to the sector, also detracted from relative results. Our stock selection in the Financials sector and our underweight to Telecommunications Services added to relative performance.

Leading contributors to Fund absolute performance during the period were Alibaba, HDFC Bank and Tencent Holdings Limited.

Alibaba reported strong results for FYQ1 that exceeded both top line and bottom line expectations. The key drivers continue to be better data-driven personalization providing more relevant and engaging ads, and improving conversion rates for merchants on their core e-commerce business. Alibaba is the leading e-commerce platform operator in China with a dominant market share in terms of overall gross merchandise volume (GMV). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (Taobao) and more established/trustworthy merchants in Tmall, it can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages.

2

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Given the fast take-up of smartphone penetration, there is the potential for this to increase significantly, and we believe Alibaba is in prime position to benefit from this trend.

HDFC Bank continued to perform well as the bank reported strong results for the fiscal quarter ended in June. HDFC Bank is a prime beneficiary of continued healthy deposit growth as India’s middle income group accumulates savings, as well as the recent surge in deposits due to the monetization push, providing funding to cater to the strong demand for credit from a variety of areas from consumers and small and medium sized businesses. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that should allow it to grow at a faster rate than the industry.

Tencent reported results that exceeded expectations in the third quarter of 2017. The results were driven by better-than-expected growth in both mobile games and online advertising, where it continues to monetize its large monthly average user base that is nearing one billion. Emerging drivers for Tencent, such as payments and cloud, are quickly growing and while profitability is still some time away in these new areas, the market is beginning to appreciate the longer term value. Tencent Holdings is a major Internet platform in China with a strong presence in online gaming, instant messaging, and is one of the country’s largest web portals. The company has been successful in providing popular services to attract new users and creating a network effect to maintain existing users. There is growing expectation that the company will be able to successfully monetize its OTT application, WeChat, through advertising revenue. Online gaming is the largest contributor to revenue, but Tencent also generates sales through fee-based social networks, advertising and e-commerce. The gaming revenues benefit from operating the dominant social networking platform by directing traffic to the gaming platform. This has translated into strong sales, as well as earnings growth.

Leading detractors from Fund absolute performance during the period were Amorepacific, Matahari and KAI.

Amorepacific underperformed in the first quarter due to the weakness in Duty Free Sales, given renewed travel restrictions into Korea from China as a result of the political dispute over THAAD. While we expect a shorter term impact on the duty free channel, the underlying demand for the company’s products in mainland China continues to be strong and the company has significant headroom for growth across its key brands, which cover the spectrum of mass market to premium. Asian consumers are attracted to Amorepacific’s products given their strength in catering to Asian skin care needs. Amorepacific is a Korean cosmetics company with a leading domestic market share in the door-to-door channel and solid market share in the department store channel. Amorepacific is growing its market share in China, which it reaches both through the duty free channel in Korea and increasingly in the onshore market in China through its retail stores and via ecommerce.

Matahari was weak over the period as the company downgraded its full year same-store sales growth target to slightly negative. The recent Lebaran festival sales, which are typically around one-third of annual sales, came in

3

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

weaker than expected. While this is a noteworthy downgrade, we believe it’s related predominantly to weak overall consumption in the Indonesian economy rather than a company specific issue. Consumption has been weak because of lower wage growth, some political uncertainty and higher electricity costs; however, we don’t think it will stay depressed. Structurally, we feel the Indonesian economy is sound with overall leverage in the economy low, at both the household and government level, and the government showing good fiscal discipline. Matahari is the largest department store operator in Indonesia. The company is growing through adding new stores, as well as from decent same-store sales growth from its existing chain—benefiting from the rising purchasing power of middle-income Indonesians. Matahari generates a high return on assets due to its asset light business model where approximately 70% of its merchandise is sold on consignment.

Korea Aerospace Industries, Ltd. (KAI) performed poorly as it is under investigation for accounting fraud, which we believe could lower the firm’s earnings visibility, create a risk of provisioning, potentially cause production delays or temporary supply stoppages. Additionally, the risk of reputational damage to its overseas business and an unconfirmed management team could create a share overhang on KAI at least in the near to midterm. We therefore exited our position in KAI.

Thank you for your investment in the Vontobel Global Emerging Markets Equity Institutional Fund. We are confident that the superior earnings profiles of the companies we seek will leave us well-positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

4

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

5

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Vontobel Global Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on January 2, 2015 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year	Since Inception
Vontobel Global Equity Institutional Fund – Class I	19.88%	11.05%
MSCI All Country World Index	18.63%	8.10%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 1.80% and 0.91%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2018 (exclusive of certain fees and expenses as disclosed in the Prospectus).

Data as at September 30, 2017. The Inception date of the Fund is January 2, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

6

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the MSCI All Country World Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

Portfolio Commentary

For the one-year period ending September 30, 2017, the Vontobel Global Equity Institutional Fund outperformed its benchmark, the MSCI All Country World Index (Total Return Net Dividends). On the sector level, stock selection in Information Technology, combined with an overweight to the sector, was the leading contributor to relative returns. Our lack of exposure to Energy also aided relative performance. Our overweight to Consumer Staples and our stock selection in the Consumer Discretionary sector detracted from relative results.

Leading contributors to Fund absolute performance during the period were MasterCard, Alibaba and Visa.

MasterCard continued to benefit from strong secular tailwinds of cash to credit card payments and digital transactions. The company’s strong 2Q17 results and long-term (FY16-18) guidance raise during its Investor Day in the third quarter offered incremental evidence of its durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments and see China and India as longer-term but potentially substantive upside opportunities. MasterCard is a leader in debit/credit transaction processing for card-issuing banks around the world.

Alibaba reported strong results for FYQ1 that exceeded both top line and bottom line expectations. The key drivers continue to be better data-driven personalization providing more relevant and engaging ads, and improving conversion rates for merchants on their core e-commerce business. Alibaba is the leading e-commerce platform operator in China with a dominant market share in terms of overall gross merchandise volume (GMV). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-

7

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

priced merchants (Taobao) and more established/trustworthy merchants in Tmall, it can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages. Given the fast take-up of smartphone penetration, there is the potential for this to increase significantly, and we believe Alibaba is in prime position to benefit from this trend.

Visa performed well with strong FYQ3 results that exceeded consensus expectations for the third consecutive quarter and raised its FY17 guidance. Visa is a global payments technology company that connects consumers, businesses, banks and governments in more than 200 countries and territories, enabling it to use digital currency instead of cash and checks. Visa is a beneficiary of the underlying worldwide secular trend toward more use of cards and less use of cash. In recent years, credit cards have come to be accepted at more and more purchasing points such as grocery stores and beauty parlors. The company also repurchases its own shares and is now exploring opportunities in mobile telephone payments.

Leading detractors from Fund absolute performance during the period were Bristol-Meyers Squibb, Paddy Power and Alimentation Couche Tarde.

Bristol-Myers Squibb’s stock was pressured in the first quarter of 2017 over concerns about the prospects for a key drug combination in lung cancer. We viewed the initial stock reaction as overdone, as we had already thought an accelerated filing for approval would be unlikely. However, management’s commentary during a subsequent earnings call revealed a loss of confidence in its phase III trial. We reduced our BMY exposure given lower probability of success and subsequently sold out of our remaining stake to reallocate capital to more attractive opportunities.

Paddy Power’s stock declined from its post-Betfair merger highs and there are some lingering fears of regulatory risk in Australia and the UK, the company’s biggest markets. We don’t see any regulatory action having a long term impact on the franchise. Paddy Power Betfair was formed in 2016 through the combination of two fast-growing online gaming and betting operators in the UK: Paddy Power and Betfair. The Group runs a dual brand strategy targeting multiple audiences through various channels. With above 20% market share, we believe the company is well positioned to capitalize on the rapid change to online and mobile betting and gaming.

Alimentation Couche-Tard reported quarterly earnings in the first quarter of 2017 that were weaker than expected due to temporary issues, such as weather and changes in fuel price. Alimentation Couche-Tard is a Canada-based international gas station and convenience store operator with over 11,000 locations (Couche Tard, Circle K, Ingo and Topaz brands). We believe Alimentation Couche-Tard has a strong record of management execution and has the balance sheet capacity to continue growing its footprint and revenues in North America and Europe, further consolidating a fragmented market.

8

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Thank you for your investment in the Vontobel Global Equity Institutional Fund. We are confident that the superior earnings profiles of the companies we seek will leave us well-positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

9

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

10

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Vontobel International Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on January 2, 2015 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year	Since Inception
Vontobel International Equity Institutional Fund – Class I	15.21%	8.87%
MSCI All Country World ex-US Index	19.61%	6.91%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 1.79% and 0.96%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2018 (exclusive of certain fees and expenses as disclosed in the Prospectus).

Data as at September 30, 2017. The Inception date of the Fund is January 2, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the MSCI All Country World ex-US Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed (excluding US) and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

Portfolio Commentary

For the one-year period ending September 30, 2017, the Vontobel International Equity Institutional Fund underperformed its benchmark, the MSCI All Country World Index ex USA (Total Return Net Dividends). On the sector level, an overweight to Consumer Staples was the leading detractor from relative returns. Our stock selection in the Consumer Discretionary sector also detracted from relative performance. Our overweight to Telecommunication Services, combined with stock selection in the sector, added to relative results as did our stock selection in the Industrials sector.

Leading contributors to Fund absolute performance during the period were HDFC Bank, Alibaba and MasterCard.

HDFC Bank continued to perform well as the bank reported strong results for the fiscal quarter ended in June. HDFC Bank is a prime beneficiary of continued healthy deposit growth as India’s middle income group accumulates savings, as well as the recent surge in deposits due to the monetization push, providing funding to cater to the strong demand for credit from a variety of areas from consumers and small and medium sized businesses. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that should allow it to grow at a faster rate than the industry.

Alibaba reported strong results for FYQ1 that exceeded both top line and bottom line expectations. The key drivers continue to be better data-driven personalization providing more relevant and engaging ads, and improving conversion rates for merchants on their core e-commerce business. Alibaba is the leading e-commerce platform operator in China with a dominant market share in terms of overall gross merchandise volume (GMV). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other

12

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (Taobao) and more established/trustworthy merchants in Tmall, it can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages. Given the fast take-up of smartphone penetration, there is the potential for this to increase significantly, and we believe Alibaba is in prime position to benefit from this trend.

MasterCard continued to benefit from strong secular tailwinds of cash to credit card payments and digital transactions. The company’s strong 2Q17 results and long-term (FY16-18) guidance raise during its Investor Day in the third quarter offered incremental evidence of its durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments and see China and India as longer-term but potentially substantive upside opportunities. MasterCard is a leader in debit/credit transaction processing for card-issuing banks around the world.

Leading detractors from Fund absolute performance during the period were Novo Nordisk, Japan Tobacco and Imperial Brands.

Novo Nordisk detracted from portfolio returns. We exited our position in Novo Nordisk as the insulin market in the US was becoming more competitive. Novo had been a long-term investment for us and the company created a lot of value over the long haul. But over the past year, the competitive pressures have risen significantly and the company no longer offers the predictable earnings growth profile it once had.

Japan Tobacco detracted from portfolio returns. The launch of competitors’ heat-not-burn products in Japan removed visibility so we reallocated capital to better opportunities.

Imperial Brands detracted from portfolio returns. We reallocated capital to better opportunities since visibility declined as competitors have developed heat-not-burn products.

Thank you for your investment in the Vontobel International Equity Institutional Fund. We are confident that the superior earnings profiles of the companies we seek will leave us well-positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

13

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

14

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS PORTFOLIO COMMENTARY September 30, 2017 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

15

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	94.8%
Consumer Discretionary	6.9%
Kangwon Land, Inc.		5,288	$161,592
Las Vegas Sands Corp.		5,344	342,871
Matahari Department Store Tbk PT		152,122	104,754
Naspers Ltd. - Class N		1,572	339,045
Zee Entertainment Enterprises Ltd.		19,569	155,815
			1,104,077
Consumer Staples	29.5%
Ambev S.A. - ADR		114,699	755,866
Amorepacific Corp.		733	166,075
Anheuser-Busch InBev S.A./N.V.		2,806	335,952
British American Tobacco Malaysia Bhd.		3,849	39,871
British American Tobacco PLC (Johannesburg Exchange)		2,716	169,800
CP ALL PCL - REG		175,540	351,343
Fomento Economico Mexicano S.A.B. de C.V. - ADR		6,002	573,371
Hanjaya Mandala Sampoerna Tbk PT		599,371	171,770
Heineken N.V.		4,248	419,983
Hindustan Unilever Ltd.		2,861	51,417
ITC Ltd.		102,095	403,722
LG Household & Health Care Ltd.		203	165,895
President Chain Store Corp.		8,867	74,710
Thai Beverage PCL		222,310	147,502
Unilever N.V. - CVA		9,119	539,318
Wal-Mart de Mexico S.A.B. de C.V.		170,628	390,730
			4,757,325
Energy	2.6%
Ultrapar Participacoes S.A.		17,326	411,986
Financials	22.8%
Bank Central Asia Tbk PT		197,852	298,196
Bank Pekao S.A.		5,682	199,314
BB Seguridade Participacoes S.A.		31,840	287,823
Credicorp Ltd.		865	177,342
Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B - ADR		22,792	229,971
HDFC Bank Ltd.		30,161	833,768
Hong Kong Exchanges & Clearing Ltd.		5,908	158,825
Housing Development Finance Corp. Ltd.		25,491	679,871
Public Bank Bhd.		44,725	216,502
Remgro Ltd.		4,765	72,270
Samsung Fire & Marine Insurance Co. Ltd.		984	240,555
United Overseas Bank Ltd.		16,018	277,506
			3,671,943
Health Care	0.8%
Mediclinic International PLC		14,916	129,464

See notes to financial statements.

 16

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage
	of Net
	Assets	Shares	Value
Industrials	3.1%
Airports of Thailand PCL - REG		116,100	$205,395
CCR S.A.		25,599	143,144
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - Class B		15,525	158,916
			507,455
Information Technology	21.8%
Alibaba Group Holding Ltd. - ADR(a)		5,507	951,114
Autohome, Inc. - ADR(a)		3,479	209,018
Cielo S.A.		50,926	353,426
NetEase, Inc. - ADR		1,754	462,723
Taiwan Semiconductor Manufacturing Co. Ltd.		57,832	412,895
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		6,169	231,646
Tata Consultancy Services Ltd.		7,357	274,361
Tencent Holdings Ltd.		14,415	620,401
			3,515,584
Real Estate	1.5%
Link REIT		29,353	237,857
Telecommunication Services	2.8%
Telekomunikasi Indonesia Persero Tbk PT		1,309,230	454,911
Utilities	3.0%
Equatorial Energia S.A.		1,980	38,292
Infraestructura Energetica Nova S.A.B. de C.V.		43,184	241,792
Power Grid Corp. of India Ltd.		62,895	203,167
			483,251
TOTAL COMMON STOCKS (Cost $12,368,266)			15,273,853
SHORT-TERM INVESTMENTS	5.0%
Northern Institutional
U.S. Government Select Portfolio, 0.88%		803,975	803,975
TOTAL SHORT-TERM INVESTMENTS (Cost $803,975)			803,975
TOTAL INVESTMENTS
(Cost $13,172,241)	99.8%		16,077,828
NET OTHER ASSETS (LIABILITIES)	0.2%		31,291
NET ASSETS	100.0%		$16,109,119

(a) Non-income producing security.

See notes to financial statements.

 17

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

At September 30, 2017, the Vontobel Global Emerging Markets Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATON BY COUNTRY	% OF NET ASSETS
India	16.1%
China	13.9
Brazil	12.3
Mexico	9.9
Indonesia	6.4
South Korea	4.6
Taiwan	4.5
United Kingdom	4.4
Thailand	4.4
South Africa	3.4
Netherlands	2.6
Hong Kong	2.5
United States	2.1
Belgium	2.1
All other countries less than 2%	5.6
Total	94.8%

See notes to financial statements.

 18

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	95.9%
Consumer Discretionary	17.1%
Amazon.com, Inc.(a)		1,184	$1,138,238
Industria de Diseno Textil S.A.		12,003	452,331
Naspers Ltd. - Class N		2,922	630,209
NIKE, Inc. - Class B		21,449	1,112,131
O’Reilly Automotive, Inc.(a)		2,286	492,336
Paddy Power Betfair PLC		11,763	1,173,665
Priceline Group (The), Inc.(a)		521	953,857
Starbucks Corp.		14,616	785,025
TJX (The) Cos., Inc.		9,478	698,813
Walt Disney (The) Co.		4,710	464,265
			7,900,870
Consumer Staples	25.2%
Alimentation Couche-Tard, Inc. - Class B		28,552	1,302,031
Altria Group, Inc.		9,956	631,410
Ambev S.A. - ADR		85,884	565,976
Anheuser-Busch InBev S.A./N.V.		7,900	945,839
British American Tobacco PLC		28,180	1,764,203
Casey’s General Stores, Inc.		5,329	583,259
Coca-Cola (The) Co.		13,680	615,737
Fomento Economico Mexicano S.A.B. de C.V. - ADR		6,031	576,141
Nestle S.A. - REG		11,351	950,654
Philip Morris International, Inc.		12,249	1,359,761
Reckitt Benckiser Group PLC		13,026	1,189,198
Unilever N.V. - CVA		19,734	1,167,114
			11,651,323
Financials	13.5%
Allied Irish Banks PLC		76,225	458,109
Berkshire Hathaway, Inc. - Class B(a)		7,031	1,288,923
HDFC Bank Ltd.		10,370	286,667
HDFC Bank Ltd. - ADR		15,965	1,538,547
Housing Development Finance Corp. Ltd.		44,841	1,195,955
M&T Bank Corp.		1,964	316,283
PNC Financial Services Group (The), Inc.		2,514	338,812
Wells Fargo & Co.		14,735	812,635
			6,235,931
Health Care	7.5%
Abbott Laboratories		12,716	678,526
Medtronic PLC		10,003	777,933
Roche Holding A.G. (Genusschein)		3,098	790,856
UnitedHealth Group, Inc.		6,350	1,243,648
			3,490,963

See notes to financial statements.

 19

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage
	of Net
	Assets	Shares	Value
Industrials	3.6%
Nielsen Holdings PLC		18,138	$751,820
RELX N.V.		43,723	930,689
			1,682,509
Information Technology	26.4%
Alibaba Group Holding Ltd. - ADR(a)		7,129	1,231,250
Alphabet, Inc. - Class C(a)		2,262	2,169,507
Facebook, Inc. - Class A(a)		6,797	1,161,403
Mastercard, Inc. - Class A		15,980	2,256,376
PayPal Holdings, Inc.(a)		7,325	469,020
SAP S.E.		10,985	1,203,410
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		25,051	940,665
Tencent Holdings Ltd.		17,106	736,218
Visa, Inc. - Class A		19,781	2,081,752
			12,249,601
Materials	1.0%
Martin Marietta Materials, Inc.		2,329	480,310
Real Estate	1.6%
American Tower Corp.		5,246	717,023
TOTAL COMMON STOCKS (Cost $36,304,565)			44,408,530
SHORT-TERM INVESTMENTS	3.8%
Northern Institutional
U.S. Government Select Portfolio, 0.88%		1,756,615	1,756,615
TOTAL SHORT-TERM INVESTMENTS (Cost $1,756,615)			1,756,615
TOTAL INVESTMENTS
(Cost $38,061,180)	99.7%		46,165,145
NET OTHER ASSETS (LIABILITIES)	0.3%		159,876
NET ASSETS	100.0%		$46,325,021

(a) Non-income producing security.

See notes to financial statements.

 20

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

At September 30, 2017, the Vontobel Global Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATON BY COUNTRY	% OF NET ASSETS
United States	51.0%
United Kingdom	10.9
India	6.5
Ireland	5.2
China	4.3
Switzerland	3.8
Canada	2.8
Germany	2.6
Belgium	2.0
Taiwan	2.0
All other countries less than 2%	4.8
Total	95.9%

See notes to financial statements.

 21

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.3%
Consumer Discretionary	13.3%
Domino’s Pizza Group PLC		109,339	$454,487
Industria de Diseno Textil S.A.		7,095	267,374
LVMH Moet Hennessy Louis Vuitton S.E.		1,292	356,482
Naspers Ltd. - Class N		2,828	609,935
Paddy Power Betfair PLC		7,099	708,310
Priceline Group (The), Inc.(a)		365	668,249
Shimano, Inc.		3,025	402,975
Sodexo S.A.		2,166	270,080
			3,737,892
Consumer Staples	30.2%
Alimentation Couche-Tard, Inc. - Class B		17,646	804,694
Ambev S.A. - ADR		63,215	416,587
Anheuser-Busch InBev S.A./N.V.		6,519	780,497
British American Tobacco PLC		18,678	1,169,332
Diageo PLC		14,659	481,844
Fomento Economico Mexicano S.A.B. de C.V. - ADR		3,900	372,567
L’Oreal S.A.		1,307	277,899
Nestle S.A. - REG		9,447	791,193
Philip Morris International, Inc.		8,212	911,614
Reckitt Benckiser Group PLC		10,556	963,702
Unicharm Corp.		10,236	234,330
Unilever N.V. - CVA		21,654	1,280,667
			8,484,926
Financials	11.7%
Allied Irish Banks PLC		92,957	558,668
HDFC Bank Ltd.		3,578	98,910
HDFC Bank Ltd. - ADR		13,977	1,346,964
Housing Development Finance Corp. Ltd.		36,571	975,385
UBS Group A.G. - REG		17,564	300,185
			3,280,112
Health Care	6.5%
CSL Ltd.		2,520	264,797
Essilor International S.A.		2,574	318,672
Grifols S.A.		14,192	413,467
Ramsay Health Care Ltd.		6,487	316,906
Roche Holding A.G. (Genusschein)		2,052	523,834
			1,837,676
Industrials	8.8%

Aena SME S.A.		3,080	556,048

See notes to financial statements.

 22

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage of Net Assets	Shares	Value
Canadian National Railway Co.		6,935	$574,587
DCC PLC		4,519	438,718
RELX N.V.		26,248	558,715
Teleperformance		2,270	338,852
			2,466,920
Information Technology	23.3%
Accenture PLC - Class A		3,615	488,278
Alibaba Group Holding Ltd. - ADR(a)		5,468	944,378
Check Point Software Technologies Ltd.(a)		3,902	444,906
Constellation Software, Inc.		1,008	549,939
Keyence Corp.		617	327,623
Mastercard, Inc. - Class A		8,996	1,270,235
SAP S.E.		8,463	927,124
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		14,762	554,313
Tencent Holdings Ltd.		10,906	469,379
Visa, Inc. - Class A		5,608	590,186
			6,566,361
Real Estate	1.5%
Daito Trust Construction Co. Ltd.		2,384	434,321
TOTAL COMMON STOCKS (Cost $22,249,929)			26,808,208
SHORT-TERM INVESTMENTS	5.3%
Northern Institutional
U.S. Government Select Portfolio, 0.88%		1,490,599	1,490,599
TOTAL SHORT-TERM INVESTMENTS (Cost $1,490,599)			1,490,599
TOTAL INVESTMENTS (Cost $23,740,528)	100.6%		28,298,807
NET OTHER ASSETS (LIABILITIES)	(0.6%)		(180,229)
NET ASSETS	100.0%		$28,118,578

(a)Non-income producing security.

See notes to financial statements.

 23

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

At September 30, 2017, the Vontobel International Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATON BY COUNTRY	% OF NET ASSETS
United Kingdom	17.4%
United States	12.2
India	8.6
Ireland	7.8
Canada	6.9
Switzerland	5.7
France	5.5
China	5.0
Japan	5.0
Spain	4.4
Germany	3.3
Belgium	2.8
South Africa	2.2
Australia	2.1
Taiwan	2.0
All other countries less than 2%	4.4
Total	95.3%

See notes to financial statements.

 24

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2017

	Vontobel Global Emerging Markets Equity Institutional Fund	Vontobel Global Equity Institutional Fund	Vontobel International Equity Institutional Fund
Assets:
Investments, at value (Cost: $13,172,241, $38,061,180 and $23,740,528, respectively)	$16,077,828	$46,165,145	$28,298,807
Foreign currency (Cost: $56,445, $34,401 and $30,368, respectively)	56,458	34,318	30,304
Receivable for dividends	36,066	36,585	24,772
Reclaims receivable	1,373	33,269	43,264
Receivable for investments sold	65,250	153,481	468
Receivable for capital shares sold	60,000	—	—
Receivable from Investment Adviser	94,568	5,822	17,873
Prepaid expenses	2,656	3,193	1,604
Total Assets	16,394,199	46,431,813	28,417,092
Liabilities:
Securities purchased payable	185,363	116	226,861
Accounting and Administration fees payable	29,794	20,976	20,977
Regulatory and Compliance fees payable	9,088	25,931	15,393
Trustee fees payable	115	271	180
Deferred foreign capital gains tax payable	9,278	—	—
Accrued expenses and other payable	51,442	59,498	35,103
Total Liabilities	285,080	106,792	298,514
Net Assets	$16,109,119	$46,325,021	$28,118,578

Class I Shares:
Net assets	$16,109,119	$46,325,021	$28,118,578
Shares of common stock outstanding	1,510,795	3,538,894	2,292,092
Net asset value per share	$10.66	$13.09	$12.27
Net Assets:
Paid in capital	$155,751,804	$37,337,293	$24,166,594
Accumulated net investment income (loss)	(268,514)	96,530	118,481
Accumulated net realized gain (loss)	(142,269,428)	786,361	(726,150)
Net unrealized appreciation	2,895,257	8,104,837	4,559,653
Net Assets	$16,109,119	$46,325,021	$28,118,578

See notes to financial statements.

 25

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2017

	Vontobel Global Emerging Markets Equity Institutional Fund	Vontobel Global Equity Institutional Fund	Vontobel International Equity Institutional Fund
Investment Income:
Dividend income (Net of foreign witholding tax of $23,012, $29,537 and $34,595, respectively)	$275,951	$578,057	$376,820
Operating expenses:
Investment advisory	108,512	265,302	155,830
Accounting and Administration	135,245	125,115	125,115
Regulatory and Compliance	37,920	105,052	57,028
Trustees	8,305	26,831	14,869
Audit	30,460	39,014	22,291
Other	162,633	95,276	67,273
Total expenses before reductions	483,075	656,590	442,406
Expenses reduced by Investment Adviser	(349,660)	(315,211)	(244,846)
Net expenses	133,415	341,379	197,560
Net investment income	142,536	236,678	179,260
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(193,029)	1,064,715	519,595
Net realized gains (losses) from foreign currency transactions	(8,937)	3,118	(15,853)
Change in unrealized appreciation on investments (net of the change in deferred foreign capital gains taxes of $8,066, $5,391 and $—, respectively)	1,673,633	5,568,568	2,479,271
Change in unrealized appreciation (depreciation) on foreign currency	(912)	637	2,048
Net realized and unrealized gains from investment activities	1,470,755	6,637,038	2,985,061
Change in Net Assets Resulting from Operations	$1,613,291	$6,873,716	$3,164,321

See notes to financial statements.

 26

ADVISERS INVESTMENT TRUST

VONTOBEL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2017 and 2016

	Vontobel Global Emerging Markets Equity Institutional Fund		Vontobel Global Equity Institutional Fund		Vontobel International Equity Institutional Fund
	2017	2016	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$142,536	$(584,556)	$236,678	$239,866	$179,260	$199,807
Net realized gains (losses) from investment and foreign currency transactions	(201,966)	(48,307,408)	1,067,833	(172,951)	503,742	(658,890)
Change in unrealized appreciation on investments and foreign currency	1,672,721	57,937,240	5,569,205	2,555,818	2,481,319	2,226,426
Change in net assets resulting from operations	1,613,291	9,045,276	6,873,716	2,622,733	3,164,321	1,767,343
Dividends paid to shareholders:
From net investment income	—	(14,254,222)	(385,770)	(141,663)	(299,345)	(304,722)
Total dividends paid to shareholders	—	(14,254,222)	(385,770)	(141,663)	(299,345)	(304,722)
Capital Transactions (Class I Shares):
Proceeds from sale of shares	5,187,953	628,038,273	8,249,757	33,042,719	7,708,958	5,926,069
Value of shares issued to shareholders in reinvestment of dividends	—	13,783,603	353,493	66,746	299,184	201,734
Value of shares redeemed	(3,778,400)	(1,615,671,367)	(1,421,355)	(17,597,773)	(745,452)	(17,252,845)
Change in net assets from capital transactions	1,409,553	(973,849,491)	7,181,895	15,511,692	7,262,690	(11,125,042)
Change in net assets	3,022,844	(979,058,437)	13,669,841	17,992,762	10,127,666	(9,662,421)
Net assets:
Beginning of year	13,086,275	992,144,712	32,655,180	14,662,418	17,990,912	27,653,333
End of year	$16,109,119	$13,086,275	$46,325,021	$32,655,180	$28,118,578	$17,990,912
Accumulated net investment income (loss)	$(268,514)	$(8,427,635)	$96,530	$202,617	$118,481	$190,609
Share Transactions (Class I Shares):
Sold	552,481	73,853,070	672,058	3,163,162	665,472	564,043
Reinvested	—	1,619,695	32,792	6,332	31,068	19,416
Redeemed	(430,102)	(190,837,432)	(119,903)	(1,659,783)	(62,905)	(1,652,357)
Change	122,379	(115,364,667)	584,947	1,509,711	633,635	(1,068,898)

See notes to financial statements.

27

ADVISERS INVESTMENT TRUST

VONTOBEL FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I Shares
Vontobel Global Emerging Markets Equity Institutional Fund	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013(a)
Net asset value, beginning of period	$9.43	$8.50		$9.79	$9.10	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10 (b)	(0.01	)(b)	0.12 (b)	0.12	0.04
Net realized and unrealized gains (losses) from investments	1.13	1.07		(1.23)	0.63	(0.94)
Total from investment operations	1.23	1.06		(1.11)	0.75	(0.90)
Less distributions paid:
From net investment income	—	(0.13)		(0.18)	(0.06)	—
Total distributions paid	—	(0.13)		(0.18)	(0.06)	—
Change in net asset value	1.23	0.93		(1.29)	0.69	(0.90)
Net asset value, end of period	$10.66	$9.43		$8.50	$9.79	$9.10
Total return(c)	13.04%	12.59%		(11.49%)	8.32%	(9.00%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$16,109	$13,086		$992,145	$882,190	$615,739
Ratio of net expenses to average net assets(d)	0.98%	1.02%		0.98%	1.00%	1.08%
Ratio of net investment income (loss) to average net assets(d)	1.05%	(0.14%)		1.24%	1.42%	1.36%
Ratio of gross expenses to average net assets	3.56%	1.04	%(e)	—	—	—
Portfolio turnover rate(c)	50.16%	115.20%		26.76%	43.44%	5.01%

(a)	For the period from May 22, 2013, commencement of operations, to September 30, 2013.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

(e)	Represents the gross expense ratio for the year ended September 30, 2016. For the period from March 15, 2016 (implementation date of the expense limit) through September 30, 2016, the annualized gross expense was 1.38%.

See notes to financial statements.

28

ADVISERS INVESTMENT TRUST

VONTOBEL FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I Shares
Vontobel Global Equity Institutional Fund	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015(a)
Net asset value, beginning of period	$11.05	$10.15	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.07	0.11	0.10
Net realized and unrealized gains from investments	2.10	0.86	0.05
Total from investment operations	2.17	0.97	0.15
Less distributions paid:
From net investment income	(0.13)	(0.07)	—
Total distributions paid	(0.13)	(0.07)	—
Change in net asset value	2.04	0.90	0.15
Net asset value, end of period	$13.09	$11.05	$10.15
Total return(c)	19.88%	9.56%	1.50%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$46,325	$32,655	$14,662
Ratio of net expenses to average net assets(d)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets(d)	0.62%	1.03%	1.28%
Ratio of gross expenses to average net assets(d)	1.73%	1.79%	2.27%
Portfolio turnover rate(c)	35.92%	101.78%	39.00%

(a)	For the period from January 02, 2015, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

See notes to financial statements.

29

ADVISERS INVESTMENT TRUST

VONTOBEL FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I Shares
Vontobel International Equity Institutional Fund	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015(a)
Net asset value, beginning of period	$10.85	$10.14	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.10	0.10	0.15
Net realized and unrealized gains (losses) from investments	1.50	0.71	(0.01)
Total from investment operations	1.60	0.81	0.14
Less distributions paid:
From net investment income	(0.18)	(0.10)	—
Total distributions paid	(0.18)	(0.10)	—
Change in net asset value	1.42	0.71	0.14
Net asset value, end of period	$12.27	$10.85	$10.14
Total return(c)	15.21%	8.06%	1.40%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$28,119	$17,991	$27,653
Ratio of net expenses to average net assets(d)	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(d)	0.86%	0.97%	1.87%
Ratio of gross expenses to average net assets(d)	2.13%	1.78%	1.80%
Portfolio turnover rate(c)	36.03%	77.92%	30.76%

(a)	For the period from January 02, 2015, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

See notes to financial statements.

30

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust registered March 1, 2011 (the “Trust Agreement”). Effective March 31, 2017 the Trust was converted to a Delaware statutory trust. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel Global Equity Institutional Fund, and Vontobel International Equity Institutional Fund, (referred to individually as a “Fund” and collectively as the “Funds” or the “Vontobel Funds”) are each a series of the Trust and commenced operations on May 22, 2013, January 2, 2015, and January 2, 2015, respectively. The Funds are authorized to issue multiple classes of shares, however, only the Class I shares are currently being offered and have commenced operations. These financial statements and notes only relate to the Vontobel Funds.

The Funds are each diversified funds and have an investment objective of providing capital appreciation.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 —quoted prices in active markets for identical assets

●	Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 —significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit

 31

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2017 in valuing each Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Global Emerging Markets Equity Institutional Fund
Common Stocks
Consumer Discretionary	$1,104,077	$—	$—	$1,104,077
Consumer Staples	4,405,982	351,343	—	4,757,325
Energy	411,986	—	—	411,986
Financials	3,671,943	—	—	3,671,943
Health Care	129,464	—	—	129,464
Industrials	302,060	205,395	—	507,455
Information Technology	3,515,584	—	—	3,515,584
Real Estate	237,857	—	—	237,857
Telecommunications Services	454,911	—	—	454,911
Utilities	483,251	—	—	483,251
Short-Term Investments	803,975	—	—	803,975
Total Investments	$15,521,090	$556,738	$—	$16,077,828

 32

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Global Equity Institutional Fund
Common Stocks
Consumer Discretionary	$7,900,870	$—	$—	$7,900,870
Consumer Staples	11,651,323	—	—	11,651,323
Financials	6,235,931	—	—	6,235,931
Health Care	3,490,963	—	—	3,490,963
Industrials	1,682,509	—	—	1,682,509
Information Technology	12,249,601	—	—	12,249,601
Materials	480,310	—	—	480,310
Real Estate	717,023	—	—	717,023
Short-Term Investments	1,756,615	—	—	1,756,615
Total Investments	$46,165,145	$—	$—	$46,165,145
International Equity Institutional Fund
Common Stocks
Consumer Discretionary	$3,737,892	$—	$—	$3,737,892
Consumer Staples	8,484,926	—	—	8,484,926
Financials	3,280,112	—	—	3,280,112
Health Care	1,837,676	—	—	1,837,676
Industrials	2,466,920	—	—	2,466,920
Information Technology	6,566,361	—	—	6,566,361
Real Estate	434,321	—	—	434,321
Short-Term Investments	1,490,599	—	—	1,490,599
Total Investments	$28,298,807	$—	$—	$28,298,807

 33

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

As of September 30, 2017, there were no Level 3 securities held by the Funds. The Funds disclose all transfers between levels based on valuations at the end of each reporting period. At September 30, 2017, the Funds had transfers as follows:

Transfers from Level 2 to Level 1

Portfolio	Value	Reason
Global Emerging Markets Equity Institutional Fund
Common Stocks
Consumer Discretionary	$605,391	Foreign equity securities were valued at unadjusted quoted market prices.
Consumer Staples	2,350,063	Foreign equity securities were valued at unadjusted quoted market prices.
Financials	2,976,807	Foreign equity securities were valued at unadjusted quoted market prices.
Health Care	129,464	Foreign equity securities were valued at unadjusted quoted market prices.
Information Technology	1,307,657	Foreign equity securities were valued at unadjusted quoted market prices.
Real Estate	237,857	Foreign equity securities were valued at unadjusted quoted market prices.
Telecommunication Services	454,911	Foreign equity securities were valued at unadjusted quoted market prices.

Global Equity Institutional Fund
Common Stocks
Consumer Discretionary	$630,209	Foreign equity securities were valued at unadjusted quoted market prices.
Consumer Staples	5,071,169	Foreign equity securities were valued at unadjusted quoted market prices.
Financials	1,482,622	Foreign equity securities were valued at unadjusted quoted market prices.
Health Care	790,856	Foreign equity securities were valued at unadjusted quoted market prices.
Information Technology	1,939,628	Foreign equity securities were valued at unadjusted quoted market prices.

International Equity Institutional Fund
Common Stocks
Consumer Discretionary	$1,737,477	Foreign equity securities were valued at unadjusted quoted market prices.
Consumer Staples	5,198,967	Foreign equity securities were valued at unadjusted quoted market prices.
Financials	1,374,480	Foreign equity securities were valued at unadjusted quoted market prices.
Health Care	1,424,209	Foreign equity securities were valued at unadjusted quoted market prices.
Industrials	438,718	Foreign equity securities were valued at unadjusted quoted market prices.
Information Technology	1,396,503	Foreign equity securities were valued at unadjusted quoted market prices.
Real Estate	434,321	Foreign equity securities were valued at unadjusted quoted market prices.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from

 34

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Funds’ securities and the price of the Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2017, the Funds did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Vontobel Global Emerging Markets Equity Institutional Fund’s federal tax returns filed for the tax years ended September 30, 2014, 2015 and 2016, and the Vontobel Global Equity Institutional and Vontobel International Equity Institutional Funds’ tax returns filed for the tax years ended 2015 and 2016, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

 35

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gains taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gains taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The Vontobel Global Emerging Markets Equity Institutional Fund paid $36,295 in capital gains taxes during the year ended September 30, 2017. As of September 30, 2017, the Vontobel Global Emerging Markets Equity Institutional Fund accrued $9,278 in estimated capital gains taxes based on the Funds’ current investments.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

The Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.	Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”) to provide investment advisory services to the Funds. Under the terms of the Agreement, the Funds pay the Adviser an annual fee based on each Fund’s daily net assets as set forth in the following table. The total fees incurred by the Funds pursuant to the Agreement are reflected as “Investment advisory” fees on the Statements of Operations. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction

 36

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses with underlying investment companies and extraordinary expenses) exceed the rates in the table below.

Fund	Class	Advisory Fee	Expense Limitation
Global Emerging Markets Equity Institutional Fund	Class I	0.80%	0.98%
Global Equity Institutional Fund	Class I	0.70%	0.90%
International Equity Institutional Fund	Class I	0.75%	0.95%

The expense limitation is effective until January 28, 2018. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

For the year ended September 30, 2017, the Vontobel Funds incurred advisory fees payable to Vontobel, expense waivers/reimbursements from Vontobel, and paid expense recoupments to Vontobel as follows:

Fund	Advisory Fee to Vontobel	Expenses Reduced by Vontobel	Advisory Fees Recouped by Vontobel
Global Emerging Markets Equity Institutional Fund	$108,512	$349,660	$—
Global Equity Institutional Fund	265,302	315,211	—
International Equity Institutional Fund	155,830	244,846	—

The balances of recoverable expenses to Vontobel by Fund at September 30, 2017 were as follows:

For the:	Expiring	Global Emerging Markets Equity Institutional Fund	Global Equity Institutional Fund	International Equity Institutional Fund
Period ended September 30, 2015	September 30, 2018	$—	$125,708	$118,672
Year ended September 30, 2016	September 30, 2019	67,356	208,054	172,637
Year ended September 30, 2017	September 30, 2020	349,660	315,211	244,846
Balances of Recoverable Expenses to the
Adviser		$417,016	$648,973	$536,155

BHIL Distributors, LLC (“Distributor”) provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. The Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Funds.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements between the Funds and Northern Trust. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Funds’ daily net assets, and certain per account and transaction charges. Each Fund is subject to a minimum annual fee of $125,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds. Total fees paid to Northern Trust pursuant to these agreements are reflected as Accounting and Administration fees on the Statements of Operations.

 37

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2017

Foreside Management Services, LLC (“Foreside”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Funds pursuant to a written agreement, including providing certain officers to the Funds and performing certain regulatory administrative services. The Funds have agreed to pay Foreside a tiered basis-point fee based on the Funds’ daily net assets, subject to an overall Vontobel complex minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Through March 31, 2017, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $51,000 and reimbursement for certain expenses. Effective April 1, 2017, the Trust pays an annual retainer of $80,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2017, the aggregate Trustee compensation paid by the Trust was $196,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statements of Operations.

C.	Investment Transactions

For the year ended September 30, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	Cost of Purchases	Proceeds from Sales
Global Emerging Markets Equity Institutional Fund	$7,636,435	$6,609,002
Global Equity Institutional Fund	18,597,845	13,233,453
International Equity Institutional Fund	13,464,159	7,327,207

D.	Federal Income Tax

As of September 30, 2017, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Global Emerging Markets Equity Institutional Fund	$13,641,808	$2,691,851	$(255,831)	$2,436,020
Global Equity Institutional Fund	38,561,684	7,832,564	(229,103)	7,603,461
International Equity Institutional Fund	24,043,968	4,380,082	(125,243)	4,254,839

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, real estate investment trusts and investments in certain foreign companies.

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2017 and September 30, 2016 for the Funds were as follows:

Global Emerging Markets Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2017	$—	$—	$—	$—	$—
2016	14,254,222	—	14,254,222	—	14,254,222

Global Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2017	$385,770	$—	$385,770	$—	$385,770
2016	141,663	—	141,663	—	141,663

38

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2017

International Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2017	$299,345	$—	$299,345	$—	$299,345
2016	304,722	—	304,722	—	304,722

As of the latest tax year ended September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
Global Emerging Markets Equity Institutional Fund	$—	$—	$—	$—	$(142,068,374)	$2,425,689	$(139,642,685)
Global Equity Institutional Fund	480,239	903,157	1,383,396	—	—	7,604,332	8,987,728
International Equity Institutional Fund	362,219	—	362,219	—	(666,448)	4,256,213	3,951,984

As of the tax year ended September 30, 2017, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Global Emerging Markets Equity Institutional Fund*	$70,425,900	$71,642,474
Global Equity Institutional Fund	—	—
International Equity Institutional Fund	666,448	—

*	A significant portion of the capital loss carryover is subject to limitations under Section 382 of the Internal Revenue Service Code, and is available to the extent by the tax law to offset future net capital gain, if any.

During the fiscal year ended September 30, 2017, the Global Equity Institutional Fund utilized $122,961 in capital loss carryforwards.

Primarily as a result of differing book/tax treatment of foreign currency transactions, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2017, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Portfolio	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (loss) from Investment Transactions	Paid-in Capital
Global Emerging Markets Equity Institutional Fund	$8,016,585	$41,115	$(8,057,700)
Global Equity Institutional Fund	43,005	(43,005)	—
International Equity Institutional Fund	47,957	(47,957)	—

E.	Concentration by Ownership

A significant portion of the Funds’ shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategy.

39

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM September 30, 2017

To the Board of Trustees and Shareholders of

Advisers Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel Global Equity Institutional Fund, and Vontobel International Equity Institutional Fund (three of the series constituting Advisers Investment Trust) (the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel Global Equity Institutional Fund, and Vontobel International Equity Institutional Fund (three of the series constituting Advisers Investment Trust) at September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
November 20, 2017

40

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2017 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2017:

QDI Percentage
Global Emerging Markets Equity Institutional Fund	—%
Global Equity Institutional Fund	100.00
International Equity Institutional Fund	100.00

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Corporate DRD Percentage
Global Emerging Markets Equity Institutional Fund	—%
Global Equity Institutional Fund	100.00
International Equity Institutional Fund	20.48

The Fund intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	Foreign Tax Credit	Foreign Source Income
Global Emerging Markets Equity Institutional Fund	$—	$—
Global Equity Institutional Fund	—	—
International Equity Institutional Fund	0.012995	0.083407

41

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

B.	Summary of Fund Holdings

Vontobel Global Emerging Markets Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Agriculture	4.9%
Banks	13.9
Beverages	13.9
Commercial Services	3.1
Computers	1.7
Cosmetics/Personal Care	5.4
Diversified Financial Services	5.2
Electric	3.0
Engineering & Construction	2.3
Healthcare-Services	0.8
Holding Companies-Diversified	0.4
Household Products/Wares	0.3
Insurance	3.3
Internet	11.0
Lodging	3.1
Media	3.1
Oil & Gas	2.5
REITS	1.5
Retail	5.7
Semiconductors	4.0
Software	2.9
Telecommunications	2.8
Total	94.8%

5 Largest Equity Positions
Issuer	% of Net Assets
Alibaba Group Holding Ltd. - ADR	5.9%
HDFC Bank Ltd	5.2
Ambev S.A. - ADR	4.7
Housing Development Finance Corp. Ltd	4.2
Tencent Holdings Ltd	3.9
Total	23.9%

Vontobel Global Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Agriculture	8.1%
Apparel	2.4
Banks	8.1
Beverages	5.8
Commercial Services	1.0
Computers	4.6
Cosmetics/Personal Care	2.5
Diversified Financial Services	12.0
Food	2.5
Entertainment	2.1
Healthcare-Products	3.1
Healthcare-Services	2.7
Household Products/Wares	2.6
Insurance	2.8
Internet	16.0
Media	2.4
Pharmaceuticals	1.7
REITS	1.6
Retail	9.3
Semiconductors	2.0
Software	2.6
Total	95.9%

5 Largest Equity Positions
Issuer	% of Net Assets
Mastercard, Inc. - Class A	4.9%
Alphabet, Inc. - Class C	4.7
Visa, Inc. - Class A	4.5
British American Tobacco PLC
(Johannesburg Exchange)	4.8
HDFC Bank Ltd. - ADR	3.3
Total	22.2%

42

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

Vontobel International Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Agriculture	7.4%
Apparel	1.3
Banks	8.2
Beverages	7.3
Biotechnology	0.9
Commercial Services	2.0
Computers	4.5
Cosmetics/Personal Care	6.4
Diversified Financial Services	10.1
Electronics	1.2
Engineering&Construction	2.0
Entertainment	2.5
Food	2.8
Food Service	1.0
Healthcare-Products	1.1
Healthcare-Services	1.1
Household Products/Wares	3.4
Internet	7.4
Leisure Time	1.4
Media	2.2
Oil & Gas	1.6
Pharmaceuticals	3.3
Real Estate	1.5
Retail	5.4
Semiconductors	2.0
Software	5.3
Transportation	2.0
Total	95.3%

5 Largest Equity Positions
Issuer	% of Net Assets
HDFC Bank Ltd. - ADR	4.8%
Unilever N.V. - CVA	4.5
Mastercard, Inc. - Class A	4.5
British American Tobacco PLC	4.2
Housing Development Finance Corp. Ltd	3.5
Total	21.5%

43

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2017 and held for the entire period through September 30, 2017.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Vontobel Global Emerging Markets Equity Institutional Fund

	Expense Ratio	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	*Expenses Paid 4/1/17-9/30/17
Actual	0.98%	$1,000.00	$1,128.00	$5.23
Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96

Vontobel Global Equity Institutional Fund

	Expense Ratio	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	*Expenses Paid 4/1/17-9/30/17
Actual	0.90%	$1,000.00	$1,106.50	$4.75
Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Vontobel International Equity Institutional Fund

	Expense Ratio	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	*Expenses Paid 4/1/17-9/30/17
Actual	0.95%	$1,000.00	$1,129.80	$5.07
Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81

*	Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

44

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-252-5393 (toll free) or 312-630-6583. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at http://www.sec.gov.

The Funds file a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

E.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth [1]	Position (s) Held with the Trust [2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	14	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present	14	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired since 2013; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014	14	Boston Trust & Walden Funds

[1]	The mailing address of each Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

[2]	The Trust consists of the various series of Advisers Investment Trust.

45

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth [1]	Position (s) Held with the Trust [2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker [3] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present	14	PAF Transportation

Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	14	None

Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Tributary Funds, Inc., 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2012-2015	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016	N/A	N/A

Dana Gentile Year of Birth: 1962	Vice President and Secretary	Indefinite/ July 2017 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Managing Director, Beacon Hill Fund Services, Inc., 2016; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President, Citi Fund Services Ohio, Inc., 2007 to 2013, Secretary of Advisers Investment Trust, 2013 to present	N/A	N/A

Jennifer L. Gorham Year of Birth: 1981	Assistant Secretary	Indefinite/March 2017 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2015 to 2016; Paralegal, Red Capital Group, LLC, 2011 to 2015	N/A	N/A

46

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

Name, Address and Year of Birth [1]	Position(s) Held with the Trust [2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present; Vice President of Avisers Investment Trust, 2012 to 2017	N/A	N/A

[1]	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahana, Ohio 43230.

[2]	The Trust consists of the various series of Advisers Investment Trust.

[3]	On July 27, 2017 the Board appointed Mr. Whitaker to the Board of Trustees.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

47

Vontobel Funds

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

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Investment Adviser
Vontobel Asset Management, Inc.
1540 Broadway
38th Floor
New York, NY 10036

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

866-252-5393 (toll free) or 312-630-6583

ANNUAL REPORT

SEPTEMBER 30, 2017

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

September 30, 2017

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ADVISERS INVESTMENT TRUST
JOHCM FUNDS

SHAREHOLDER LETTER
September 30, 2017

Dear Shareholder:

We are pleased to present the September 2017 Annual Report for the JOHCM Funds (the “Funds”), a series of the Advisers Investment Trust. This report contains the results of operations for the year ended September 30, 2017.

We appreciate the trust and confidence you have placed in us by choosing the Funds and the Investment Adviser, J O Hambro Capital Management Limited, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Helen Vaughan
President	Chief Operating Officer
Advisers Investment Trust	J O Hambro Capital Management Limited

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ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM Asia Ex-Japan Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 28, 2014 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	10.17%	6.37%	1.31%	1.29%
Fund Class I Shares	9.99%	6.31%	1.41%	1.39%
Fund Class II Shares	9.84%	6.11%	1.56%	1.54%
MSCI AC Asia ex Japan Index	22.69%	8.54%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on March 28, 2014. Class I and II Shares commenced operations on June 25, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex Japan Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to achieve long-term capital appreciation through investment, both direct and indirect, in a diversified portfolio of Asia ex-Japan equity securities. The Fund aims to achieve its investment objective primarily through investment in equity securities of companies domiciled or exercising the predominant part of their economic activities in Asia ex-Japan.

The investment process is focused on identifying and owning quality, long-term, sustainable growth companies; meaning businesses which can sustainably grow over economic and liquidity cycles. The Fund will generally invest in stocks of companies from the consumer, telecoms, infrastructure, internet or brand ownership sectors, which have market capitalisation of greater than US$500 million.

Performance

The Fund’s Institutional share class returned 10.17% for the 12-month period to September 30, 2017 versus a return of 22.69% achieved by its benchmark, the MSCI AC Asia ex Japan NR Index, for the same period.

It was a challenging 12 months for the portfolio as a number of macroeconomic events coupled with stock-specific idiosyncrasies led to underperformance over the period. By country, India, where the portfolio was, unhelpfully, materially overweight, stock selection was a sizeable negative. This was largely as a result of Prime Minister Modi’s shock demonetisation exercise in November. The disruption to the flow of cash affected Indian citizens and businesses. Subsequently, many of our Indian names experienced short-term share price weakness, being temporarily affected by the lack of cash available for transactions. Stock picking in South Korea was also a headwind (not owning Samsung Electronics and owning furniture retailer Hanssem).

Our overweight in Indonesia also dragged on relative performance. Our optimism was based on a stabilising economic environment but also improving corporate fundamentals. However, returns were hampered as concerns rose over a religious feud surrounding Jakarta’s governor which culminated in him losing his bid for re-election and receiving a two-year prison sentence. Investors were also disappointed by the sluggish economic recovery and the slow pace of government infrastructure spending. However, we remain patient and continue to stay the course.

More brightly, stock selection in China was highly positive, driven in part by owning Weibo, AAC Technologies and Tencent. The information technology sector enjoyed a very strong 12 months and other tech portfolio names that added value included Taiwan’s Largan Precision. Conversely, not owning companies such as Alibaba and, as discussed, Samsung Electronics was a hindrance to relative performance, while PC Home Online was the portfolio’s largest individual laggard.

Stock selection within consumer discretionary also proved challenging (owning Taiwan’s Nien Made Enterprise, a global supplier of window blinds, shades and shutters, and the aforementioned Hanssem).

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on November 20, 2012 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	20.21%	6.36%	1.29%	1.29%
Fund Class I Shares	20.09%	6.29%	1.39%	1.39%
Fund Class II Shares	19.89%	6.15%	1.54%	1.54%
MSCI Emerging Markets Index	22.46%	4.56%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on November 20, 2012. Class II Shares commenced operations on December 17, 2013. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares, the share class most similar to Class II. The performance of Class II Shares has been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The Fund seeks to outperform its benchmark through a combination of top-down (country level) and bottom-up (stock level) active positions. The fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging markets stocks.

Performance

The Fund’s Institutional share class returned 20.21% for the 12-month period to September 30, 2017 versus a return of 22.46% achieved by its benchmark, the MSCI Emerging Markets NR Index, for the same period.

The Fund underperformed the benchmark over the year. Unusually for our top-down approach, the marginal underperformance came as a result of negative country allocation calls offsetting positive stock selection. Our underweight position in China and overweight in India provided the main drag on relative returns. India is a market we remain extremely positive on, despite the demonetisation headwinds of last year.

Stock selection in China and Brazil, along with our cash position, overshadowed positive contributions from our Taiwanese, South Korean and South African names. We saw strong performances from SK Hynix and Samsung Electronics over the year. The pair enjoyed a strong 2017 as prices of the dynamic random access memory (DRAM) chips they produce soared on strengthening demand.

The main individual stock laggard was BRF. The Brazilian food company saw its share price drop as a result of negative earnings revisions over the summer. Overall, Brazilian equities recorded strong gains amid political change and increased hopes of economic and political reforms. Being heavily underweight was therefore a modest headwind, but we remain cautious on this market. The required fiscal tightening is likely to be very challenging for equity holders, particularly where balance sheets are levered. Brazilian equities look expensive relative to history and political risks remain elevated.

In China, our underweight position provided a headwind as Chinese equities benefited from increasingly upbeat sentiment on the economy. Here our holdings in Tencent and China Mobile hurt relative returns.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

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ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM Emerging Markets Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on December 17, 2014 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return *	Since Inception Return	Gross Expense Ratio **	Net Expense Ratio **
Fund Institutional Shares	21.24%	15.42%	4.63%	1.54%
Fund Class I Shares	21.11%	15.33%	4.73%	1.64%
MSCI Emerging Markets Small Cap Index	14.88%	6.94%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on December 17, 2014. Class I Shares commenced operations on January 28, 2016. Historical performance for Class I Shares prior to its inception is based on the performance of Institutional Class Shares. The performance of Class I Shares has been adjusted to reflect differences in expenses.

* The Fund’s Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles. Accordingly, differences may exist between this data and similar information reported in the financial statements.

** Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Small Cap Index. The Index includes small cap representation across 23 Emerging Markets countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets.

Performance

The Fund’s Institutional share class returned 21.24% for the 12-month period to September 30, 2017, versus a return of 14.88% achieved by its benchmark, the MSCI Emerging Markets Small Cap NR Index, for the same period.

Stock selection across a number of sectors underpinned the Fund’s significant outperformance, with our holdings in industrials, technology and utilities all contributing well to relative performance. The portfolio also benefited from our underweight position in the healthcare sector and our overweight position in information technology, which offset weakness amongst our financials holdings.

Among individual holdings, relative results benefited most from a position in Chinese residential property developer Sunac China Holdings. Chinese home sales have remained robust in a strong pricing environment, supporting optimistic expectations for future growth backed by the company’s expansion strategy. Hotel group China Lodging also benefited relative outperformance as the company delivered positive second-quarter results during the period. Sunny Optical, a Chinese maker of optical products, saw its shares surge after reporting a solid earnings beat, fuelled by its smartphone and vehicle imaging product lines. Adani Transmission, an Indian provider of power distribution services, got a boost from Prime Minister Narendra Modi’s discussion of plans to provide electricity to all homes in the country by the end of next year. The main laggard was Bharat Financial.

Our view on the emerging markets small-cap asset class continues to be constructive as we enter the fourth quarter. First, emerging market currencies and market valuations are still relatively inexpensive compared to developed markets. Second, the earnings revision cycle has bottomed and is beginning to turn upward. These two reasons, combined with our benign view of the global commodity cycle, suggest that the emerging markets small-cap asset class is likely to perform well in the coming months.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund may invest in American Depositary Receipts (“ADRs”) of foreign companies. Investing in ADRs poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 21, 2013 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	11.15%	9.69%	1.10%	1.08%
Fund Class I Shares	11.06%	9.60%	1.20%	1.18%
MSCI ACWI	18.63%	9.27%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on March 21, 2013.

* Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 11.15% for the 12-month period to September 30, 2017 versus a return of 18.63% achieved by its benchmark, the MSCI AC World NR Index, for the same period.

The portfolio materially underperformed the index as a result of negative stock selection effects, with weakness primarily among our materials (Teck Resources and Hecla Mining) and industrials names (Vestas Wind Systems). Sector allocation was broadly positive, with positive effects from being overweight information technology offsetting the drag from our cash position. We have been letting cash levels drift up slightly to give us ammunition to buy any dips (i.e. “early Christmas presents”) in our favourite stocks/sectors/countries.

Turning to individual stocks, the top performers were two of our technology names, Micron Technology and Alibaba Group. The former enjoyed a strong year which ended with a solid fourth-quarter report for the chip-maker. Conversely, the laggards were Teck Resources, Hecla Mining and Vestas Wind Systems. The latter, a wind turbine manufacturer, suffered after President Trump’s election victory and his decision to exit the Paris climate accord, which threw into doubt the future of renewable energy.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM International Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on September 29, 2016 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	13.12%	12.86%	8.61%	0.89%
MSCI EAFE Index	19.08%	18.68%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on September 29, 2016.

* Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

x

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Opportunities Fund (the “Fund”) is to achieve long-term total return by investing in a concentrated portfolio of international equity securities. The Fund invests, under normal market conditions, primarily in equity securities of companies headquartered outside the US, including those in emerging markets. The Fund may invest in foreign companies of any size, including small- and mid-capitalisation companies, in order to achieve its objective. Equity securities include common and preferred stocks, rights and warrants. The Fund may also invest in equity related instruments, such as equity linked notes and participation notes, all of which derive their value from equities. The portfolio typically contains 25 to 40 stocks.

Performance

The Fund’s Institutional share class returned 13.12% for the 12-month period to September 30, 2017, versus a return of 19.08% achieved by its benchmark, the MSCI EAFE NR Index, for the same period.

Strong stock selection in healthcare along with our underweight position in the sector provided a boost to relative returns over the period. However, these positive effects were clearly overshadowed by the drag from our sizeable cash position. Our cash position remains high as valuations are extended in many areas of the equity market and corporate leverage is also elevated. This is not usually a good starting point for long-term investment returns. In such an environment, we sell overvalued assets, reduce average position sizes and hold cash. Our underweight position in financials and challenging stock selection within industrials also held performance back.

Top performers include European utility company ENEL. We first established our position back in February. We have increasing confidence in the stability of the core business and therefore in our valuation of the business. Other notable contributions came from Safran and Wartsila. We reduced our position in the latter after a strong share price performance.

Our worst individual stock performer was Cobham, which was sold in February once it became clear that cash flow stabilisation was still some way off and that the cost of balance sheet repair significantly diluted our previous value case. We also sold Japan Tobacco as we were uncomfortable with the binary risk on the success of its t-vapour product, Ploomtech, in Japan. UK outsourcing company Capita was also a laggard. It suffered a number of profit warnings in late 2016, recovered in the first half of 2017 and then gave back some of its calendar year-to-date relative outperformance as a well-flagged (and non-cash) accounting change and half-year results were taken badly by the market. We had anticipated some volatility and reduced the position over the summer, but we believe cash flows have reached a solid base and the balance sheet is in a much stronger position now than it was. The journey back to high single-digit cash flow growth may be slow but the valuation remains compelling, and we have been buying back what we sold over summer.

Risk Considerations

The Fund invests in International and Emerging Markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in Emerging Markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified..

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM International Select Fund

Value of a hypothetical $10,000 investment in the Fund Class I Shares from inception on July 29, 2009 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Class I Shares	10.72%	12.27%	11.12%	1.01%	1.01%
Fund Class II Shares	10.45%	11.99%	10.89%	1.28%	1.28%
MSCI EAFE Index	19.08%	8.38%	7.39%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

While Class I Shares of the Fund commenced operations on July 29, 2009, Class I Shares began investing consistent with its investment objective on July 30, 2009. Class II Shares commenced operations on March 31, 2010. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares. The performance of Class II Shares has been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s class I share class returned 10.72% for the 12-month period to September 30, 2017 versus a return of 19.08% achieved by its benchmark, the MSCI EAFE NR Index, for the same period.

The Fund materially underperformed its benchmark over the period as stock selection within the materials, industrials and financials sectors hampered returns along with our cash position. We have been letting cash levels drift up slightly to give us ammunition to buy any dips (i.e. “early Christmas presents”) in our favourite stocks/sectors/countries. Our healthcare and technology names performed well with Alibaba the top performer, closely followed by Actelion.

Turning to the negatives, Teck Resources and Siemens Gamesa were the main laggards. We sold our position in the former, a Canadian materials company, after it significantly lowered future earnings and cash flow guidance. We are currently reviewing Siemens Gamesa to determine if it is fundamentally broken and should be sold.

Risk Considerations

The Fund invests in International and Emerging Markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in Emerging Markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM International Small Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 1, 2013 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	21.37%	7.41%	1.28%	1.24%
Fund Class I Shares	21.30%	7.35%	1.38%	1.34%
Fund Class II Shares	21.21%	7.16%	1.53%	1.49%
MSCI ACWI ex USA Small Cap Index	19.17%	7.15%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on October 1, 2013. Class II Shares commenced operations on November 18, 2013 and Class I Shares commenced operations on January 2, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Small Cap Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the small cap equity market performance of developed and emerging markets, excluding the US. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Small Cap Equity Fund is to seek long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. The Fund may also invest up to 20% of the value of its assets in fixed income securities. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries.

The Fund may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund will generally initiate the sale of securities whose market capitalization grows to exceed $3 billion.

Performance

The Fund’s Institutional share class returned 21.37% for the 12-month period to September 30, 2017 versus a return of 19.17% achieved by its benchmark, the MSCI AC World ex US Small Index, for the same period.

The Fund’s outperformance was driven by strong stock selection in financials, healthcare and the consumer sectors, which helped offset weakness in our technology names. The top performer was Banca IFIS, an Italian services provider specializing in trade receivables, non-performing financial loans (NPLs) and tax receivables. The company completed the integration of the GE Capital Interbanca Group businesses and further purchases of NPL unsecured corporate and retail liabilities. Another strong performer was Paiho Shih Holdings, a Taiwanese manufacturer of touch fastener tape, moulded hook loops, webbing and shoelaces. The company continued to report positive sales on restocking demand.

Turning to the laggards, Choong Ang Vaccine Laboratory, a South Korean producer of food and companion-animal vaccines and diagnostic kits, weighed on relative results, as did Sitoy Group, a Hong Kong manufacturer and retailer of luxury handbags, which reported lower revenue but showed improvement in its retail division.

Risk Considerations

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

JOHCM US Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 31, 2014 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	19.71%	9.95%	3.74%	0.99%
Fund Class I Shares	19.64%	9.86%	3.84%	1.09%
Russell 2500 Index	17.81%	9.30%	—	—

Data as at September 30, 2017. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on October 31, 2014.

* Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2018.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Russell 2500 Index. The Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2017 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM U.S. Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in U.S. equity securities with small and medium market capitalizations. Equity securities consist of common and preferred stock, rights and warrants. Small and medium capitalization companies generally are defined as companies with market capitalizations, at the time or purchase, below US $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase.

Performance

The Fund’s Institutional share class returned 19.71% for the 12-month period to September 30, 2017, versus a return of 17.81% achieved by its benchmark, the Russell 2500 Total Return Index, for the same period.

Performance was driven by a strong showing in our industrials names which, coupled with our underweight position in real estate, helped offset weakness in our technology names. Among individual holdings, relative outperformers included Terex, as the construction-equipment manufacturer has a solid backlog and a promising turnaround plan. The company has been undergoing a successful restructuring effort to shed non-core businesses, while the industry itself has been showing signs of renewed growth.

FMC was another top performer over the year. The maker of pesticides saw its shares rally on news that it would acquire part of DuPont’s crop-protection business in exchange for $1.2 billion as well as its health and nutrition unit. Later in the year, its shares rose on better-than-expected results and ongoing strength in the lithium market. Sabre was the main individual laggard over the period. The travel technology company dipped in the wake of earnings and weak guidance.

Risk Considerations

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund may invest in American Depositary Receipts (“ADRs”) of foreign companies. Investing in ADRs poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

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ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.1%
China	25.5%
AAC Technologies Holdings, Inc.		846,175	$14,211,962
Anhui Conch Cement Co. Ltd. - Class H		1,434,633	5,720,828
Beijing Capital International Airport Co. Ltd. - Class H		8,864,106	13,208,330
China Life Insurance Co. Ltd. - Class H		2,190,000	6,518,191
China Merchants Bank Co. Ltd. - Class H		2,167,405	7,616,272
Tencent Holdings Ltd.		470,800	20,262,553
Weibo Corp. - ADR (a)		179,580	17,767,645
			85,305,781
Hong Kong	10.1%
China Mobile Ltd.		627,000	6,352,994
CK Hutchison Holdings Ltd.		709,616	9,070,509
Sands China Ltd.		2,162,758	11,254,559
Sun Hung Kai Properties Ltd.		439,000	7,131,586
			33,809,648
India	13.3%
Amara Raja Batteries Ltd.		446,571	4,847,196
Asian Paints Ltd.		475,971	8,246,424
Emami Ltd.		450,511	7,546,335
GAIL India Ltd.		688,143	4,414,671
ICICI Bank Ltd. - ADR		734,770	6,289,631
Ramco Systems Ltd.(a)		548,969	3,213,805
Vedanta Ltd.		1,306,659	6,286,246
Zee Entertainment Enterprises Ltd.		453,718	3,612,657
			44,456,965
Indonesia	7.7%
AKR Corporindo Tbk PT		17,964,177	9,469,571
Gudang Garam Tbk PT		1,867,137	9,121,510
Indofood CBP Sukses Makmur Tbk PT		10,906,105	7,064,798
			25,655,879
Italy	2.5%
PRADA S.p.A.		2,379,400	8,285,073

Malaysia	5.1%
CIMB Group Holdings Bhd.		3,787,100	5,650,380
Genting Malaysia Bhd.		6,210,800	7,913,346
Hong Leong Bank Bhd.		942,508	3,540,125
			17,103,851
South Korea	11.0%
Hana Financial Group, Inc.		133,475	5,518,000
Hanssem Co. Ltd.		51,285	6,783,671
Hyosung Corp.		36,499	4,636,665
ING Life Insurance Korea Ltd.(b)		96,101	3,981,309
KB Financial Group, Inc.		106,894	5,235,739

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
POSCO		19,142	$5,297,956
Woori Bank		342,852	5,343,265
			36,796,605
Taiwan	18.6%
Delta Electronics, Inc.		1,674,042	8,612,009
Elite Material Co. Ltd.		1,149,200	5,457,222
Largan Precision Co. Ltd.		108,000	18,982,984
Makalot Industrial Co. Ltd.		1,239,065	5,414,065
Nien Made Enterprise Co. Ltd.		759,601	7,790,394
Taiwan Paiho Ltd.		1,604,762	7,382,413
Taiwan Semiconductor Manufacturing Co. Ltd.		1,200,000	8,567,472
			62,206,559
Thailand	2.7%
Thai Beverage PCL		13,303,430	8,826,781

United Kingdom	1.6%
HSBC Holdings PLC		538,000	5,272,146

TOTAL COMMON STOCKS (Cost $270,166,634)			327,719,288
TOTAL INVESTMENTS
(Cost $270,166,634)	98.1%		327,719,288
NET OTHER ASSETS (LIABILITIES)	1.9%		6,282,824
NET ASSETS	100.0%		$334,002,112

(a)	Non-income producing security.

(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2017 the industry sectors for the JOHCM Asia Ex-Japan Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	17.5%
Consumer Staples	9.7
Financials	16.5
Industrials	11.0
Information Technology	29.1
Materials	9.0
Real Estate	2.1
Telecommunication Services	1.9
Utilities	1.3
Total	98.1%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Internet	11.4%
Banks	10.1
Electronics	5.9
Lodging	5.7
Miscellaneous Manufacturing	5.7
Apparel	4.1
Building Materials	4.1
Electrical Component & Equipments	4.0
Engineering & Construction	4.0
Diversified Financial Services	3.2
Insurance	3.1
Distribution/Wholesale	2.8
Agriculture	2.7
Holding Companies-Diversified	2.7
Beverages	2.6
Semiconductors	2.6
Chemicals	2.5
Pharmaceuticals	2.3
Textiles	2.2
Real Estate	2.1
Food	2.1
Home Furnishings	2.0
Telecommunications	1.9
Mining	1.9
Iron/Steel	1.6
Metal Fabricate/Hardware	1.4
Gas	1.3
Media	1.1
Software	1.0
Total	98.1%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Tencent Holdings Ltd.	6.1%
Largan Precision Co. Ltd.	5.7
Weibo Corp. - ADR	5.3
AAC Technologies Holdings, Inc.	4.3
Beijing Capital International Airport Co. Ltd. - Class H	4.0
Total	25.4%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	94.7%
Brazil	2.8%
BRF S.A.(a)		108,507	$1,564,661
BRF S.A. - ADR (a)		560,776	8,080,782
			9,645,443
China	12.4%
Alibaba Group Holding Ltd. - ADR(a)		67,824	11,713,883
China Petroleum & Chemical Corp. - ADR		28,300	2,144,008
ENN Energy Holdings Ltd.		1,034,720	7,497,203
Hengan International Group Co. Ltd.		1,219,456	11,286,634
Lenovo Group Ltd.		4,598,655	2,537,278
PICC Property & Casualty Co. Ltd. - Class H		1,921,842	3,390,212
Tencent Holdings Ltd.		78,492	3,378,183
Xinyi Solar Holdings Ltd.		2,904,349	1,033,603
			42,981,004
Czech Republic	1.0%
Komercni Banka A.S.		77,385	3,379,434
Hong Kong	7.8%
China Mobile Ltd.		596,263	6,041,556
China Mobile Ltd. - ADR		137,498	6,953,274
China Overseas Land & Investment Ltd.		2,182,820	7,097,602
China Resources Land Ltd.		999,963	3,059,439
Haier Electronics Group Co. Ltd. (a)		1,619,869	3,948,270
			27,100,141
India	16.1%
Apollo Tyres Ltd.		1,036,956	3,901,285
Axis Bank Ltd.		668,000	5,206,862
Container Corp. Of India Ltd.		187,683	3,869,310
HDFC Bank Ltd. - ADR		31,466	3,032,378
ICICI Bank Ltd. - ADR		1,153,988	9,878,137
Info Edge India Ltd.		168,918	2,859,090
ITC Ltd.		1,316,349	5,205,342
Reliance Industries Ltd.		701,378	8,384,968
Reliance Industries Ltd. - GDR(b)		41,530	990,490
Tata Motors Ltd. - ADR(a)		128,109	4,005,968
Yes Bank Ltd.		1,564,950	8,385,372
			55,719,202
Jersey	2.7%
Randgold Resources Ltd.		96,561	9,465,006
Mexico	3.4%
Megacable Holdings S.A.B. de C.V. - CPO		1,011,442	4,207,399
Wal-Mart de Mexico S.A.B. de C.V.		3,361,889	7,698,559
			11,905,958

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
Poland	1.0%
Eurocash S.A.		328,192	$3,473,493
Russia	5.7%
Lenta Ltd. - REG - GDR(a)		306,597	1,894,769
Magnit PJSC - REG - GDR		84,506	3,460,521
MMC Norilsk Nickel PJSC - ADR		303,336	5,221,929
MMC Norilsk Nickel PJSC - ADR		9,533	163,968
Sberbank of Russia PJSC - ADR		593,597	8,449,853
Sberbank of Russia PJSC - ADR		36,418	519,685
			19,710,725
South Africa	6.5%
Naspers Ltd. - Class N		104,330	22,501,605
South Korea	19.2%
Com2uS Corp.		32,061	3,499,040
Hyundai Motor Co.		13,503	1,774,306
LG Household & Health Care Ltd.		7,986	6,526,299
NAVER Corp.		6,058	3,940,464
Samsung Electronics Co. Ltd.		12,001	26,865,643
Samsung Electronics Co. Ltd. - GDR		5,972	6,760,304
SK Hynix, Inc.		197,998	14,331,020
Youngone Corp.		109,386	3,113,444
			66,810,520
Taiwan	16.1%
Cathay Financial Holding Co. Ltd.		5,088,970	8,088,918
Cleanaway Co. Ltd.		370,000	2,074,265
Fubon Financial Holding Co. Ltd.		2,099,060	3,274,157
Hon Hai Precision Industry Co. Ltd.		3,045,163	10,544,193
MediaTek, Inc.		189,670	1,779,485
Mega Financial Holding Co. Ltd.		3,811,719	2,979,084
Primax Electronics Ltd.		1,531,257	3,787,240
Shin Kong Financial Holding Co. Ltd.		13,087,620	3,918,863
Taiwan Semiconductor Manufacturing Co. Ltd.		804,000	5,740,206
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		219,215	8,231,523
Tong Yang Industry Co. Ltd.		2,635,000	5,378,792
			55,796,726
TOTAL COMMON STOCKS (Cost $279,667,576)			328,489,257
EQUITY-LINKED SECURITIES	1.0%
India	1.0%
ITC Ltd., Issued by Merrill Lynch Intl. & Co.,
Maturity Date 5/22/18(b)		531,810	2,102,978
Reliance Industries Ltd., Issued by Merrill Lynch Intl. & Co.,
Maturity Date 5/29/18(b)		122,264	1,461,665
			3,564,643
TOTAL EQUITY-LINKED SECURITIES (Cost $3,011,765)			3,564,643

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	1.2%
South Korea	1.2%
Hyundai Motor Co. - REG - GDR		1,001	$40,340
Hyundai Motor Co. Ltd.		48,948	4,000,116
			4,040,456
TOTAL PREFERRED STOCKS (Cost $4,662,283)			4,040,456
TOTAL INVESTMENTS
(Cost $287,341,624)	96.9%		336,094,356
NET OTHER ASSETS (LIABILITIES)	3.1%		10,846,035
NET ASSETS	100.0%		$346,940,391

(a)	Non-income producing security.

(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

CPO – Certificados de Partcipatión Ordinario

GDR – Global Depositary Receipt

REG – Registered

At September 30, 2017 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	15.2%
Consumer Staples	14.8
Energy	3.8
Financials	17.4
Industrials	1.7
Information Technology	30.8
Materials	4.3
Real Estate	2.9
Telecommunication Services	3.8
Utilities	2.2
Total	96.9%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Semiconductors	18.4%
Banks	11.2
Media	7.7
Internet	5.5
Food	4.8
Insurance	4.4
Mining	4.3
Telecommunications	3.8
Oil & Gas	3.7
Healthcare-Products	3.3
Electronics	3.0
Real Estate	2.9
Auto Manufacturers	2.8
Retail	2.8
Auto Parts & Equipment	2.7
Gas	2.2
Agriculture	2.1
Cosmetics/Personal Care	1.9
Computers	1.8
Diversified Financial Services	1.8
Home Furnishings	1.1
Transportation	1.1
Software	1.0
Apparel	0.9
Commercial Services	0.8
Environmental Control	0.6
Energy-Alternate Sources	0.3
Total	96.9%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Samsung Electronics Co. Ltd.	7.8%
Naspers Ltd. - Class N.	6.5
SK Hynix, Inc.	4.1
Alibaba Group Holding Ltd. - ADR	3.4
Hengan International Group Co. Ltd.	3.3
Total	25.1%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	89.5%
Australia	0.4%
Orocobre Ltd.(a)		8,948	$31,374
Austria	0.8%
Vienna Insurance Group A.G. Wiener Versicherung Gruppe		2,127	62,873
Bermuda	0.5%
Central European Media Enterprises Ltd. - Class A (a)		9,479	38,390
Brazil	5.5%
Alliar Medicos A Frente S.A.(a)		8,524	45,861
Arezzo Industria e Comercio S.A.		2,700	42,625
B2W Cia Digital(a)		5,728	38,233
Cia de Saneamento de Minas Gerais-COPASA(a)		1,966	26,568
Embraer S.A. - ADR		1,647	37,239
International Meal Co. Alimentacao S.A.(a)		18,007	60,608
Lojas Renner S.A.		7,920	90,174
Movida Participacoes S.A.(a)		13,245	35,045
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.		5,892	37,877
			414,230
Canada	0.4%
Guyana Goldfields, Inc.(a)		9,744	32,643
Chile	0.6%
SONDA S.A.		25,066	48,753
China	14.8%
Bitauto Holdings Ltd. - ADR(a)		1,235	55,180
BYD Electronic International Co. Ltd.		39,000	115,329
Changyou.com Ltd. - ADR(a)		2,440	96,648
China Lodging Group Ltd. - ADS(a)		1,205	143,178
Haitian International Holdings Ltd.		15,000	43,109
Hua Hong Semiconductor Ltd.(b)		35,000	47,314
Lonking Holdings Ltd.		97,000	40,853
Maanshan Iron & Steel Co. Ltd. - Class H(a)		212,000	103,672
Minth Group Ltd.		20,000	104,716
Silergy Corp.		5,053	116,144
Sinotrans Ltd. - Class H		102,000	51,838
Sunac China Holdings Ltd.		15,000	68,648
Sunny Optical Technology Group Co. Ltd.		6,274	99,753
Uni-President China Holdings Ltd.		31,000	30,517
			1,116,899
Egypt	0.3%
ElSewedy Electric Co.		3,788	22,524

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
Greece	1.3%
Eurobank Ergasias S.A.(a)		37,225	$32,909
FF Group(a)		1,910	41,514
Star Bulk Carriers Corp.(a)		2,793	27,120
			101,543
Hong Kong	6.9%
China Jinmao Holdings Group Ltd.		122,000	61,378
Kingboard Chemical Holdings Ltd.		20,000	105,868
Lee & Man Paper Manufacturing Ltd.		91,000	116,493
Shun Tak Holdings Ltd.		164,139	73,123
Singamas Container Holdings Ltd.(a)		260,000	57,581
SITC International Holdings Co. Ltd.		71,000	64,351
SSY Group Ltd.		84,333	38,541
			517,335
Hungary	1.3%
Richter Gedeon Nyrt.		1,739	43,190
Waberer’s International Nyrt.(a)		3,000	57,332
			100,522
India	5.6%
Bharat Financial, Inc.lusion Ltd.(a)		3,544	51,421
Endurance Technologies Ltd.(b)		6,415	97,492
Jindal Steel & Power Ltd.(a)		45,160	93,093
KEC International Ltd.		13,588	63,852
LIC Housing Finance Ltd.		4,609	44,266
Reliance Capital Ltd.		7,823	70,182
Reliance Home Finance Ltd.(a)		3,283	4,993
			425,299
Indonesia	2.1%
Bank CIMB Niaga Tbk PT(a)		349,600	33,613
Bank Tabungan Negara Persero Tbk PT		392,839	91,873
Link Net Tbk PT		93,769	36,028
			161,514
Italy	0.6%
Maire Tecnimont S.p.A.		8,259	45,702
Luxembourg	0.6%
Biotoscana Investments S.A. BDR (a)		6,000	45,846
Malaysia	1.0%
Gamuda Bhd.		59,613	74,543
Mexico	0.6%
Grupo Lala S.A.B. de C.V.		24,598	41,605
Norway	0.9%
B2Holding ASA		29,032	68,894

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
Philippines	1.5%
Bloomberry Resorts Corp.(a)		535,757	$112,848
Poland	4.1%
Bank Millennium S.A.(a)		28,003	53,796
Dino Polska S.A.(a)(b)		2,588	47,058
Energa S.A.		21,514	79,004
Eurocash S.A.		6,888	72,901
getBACK S.A.(a)		7,575	53,455
			306,214
Russia	1.5%
Globaltrans Investment PLC - REG - GDR		12,184	114,042
South Africa	0.8%
Astral Foods Ltd.		4,923	62,572
South Korea	10.0%
BNK Financial Group, Inc.		2,682	23,416
Doosan Corp.		409	50,708
Douzone Bizon Co. Ltd.		2,677	72,923
Hana Tour Service, Inc.		477	35,858
Hotel Shilla Co. Ltd.		1,051	53,406
Hugel, Inc.(a)		78	35,876
Jusung Engineering Co. Ltd.(a)		5,002	62,015
Mando Corp.		305	67,772
Meritz Securities Co. Ltd.		7,246	27,836
Nasmedia Co. Ltd.		1,980	96,290
SFA Engineering Corp.		1,220	44,045
SK Materials Co. Ltd.		486	74,936
SKCKOLONPI, Inc.		1,939	57,390
Tokai Carbon Korea Co. Ltd.		1,183	50,869
			753,340
Switzerland	0.9%
Wizz Air Holdings PLC (a)(b)		1,675	64,215
Taiwan	18.3%
Airtac International Group		7,268	99,946
ASMedia Technology, Inc.		4,000	46,630
Chroma ATE, Inc.		27,000	93,935
Cub Elecparts, Inc.		5,000	58,040
E Ink Holdings, Inc.		81,000	118,866
Epistar Corp.(a)		28,000	35,919
Foxsemicon Integrated Technology, Inc.		9,450	66,534
General Interface Solution Holding Ltd.		9,000	91,561
Global PMX Co. Ltd.		16,000	104,208
Gourmet Master Co. Ltd.		7,240	77,118
Hiwin Technologies Corp.		12,240	109,992
Kingpak Technology, Inc.		4,000	36,605

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
King’s Town Bank Co. Ltd.		71,000	$74,924
KS Terminals, Inc.		24,000	52,948
Merry Electronics Co. Ltd.		11,000	69,829
Microelectronics Technology, Inc.		30,000	38,385
Nanya Technology Corp.		36,000	102,453
Nien Made Enterprise Co. Ltd.		4,000	41,024
Parade Technologies Ltd.		2,000	31,922
Wistron NeWeb Corp.		11,386	33,117
			1,383,956
Thailand	3.1%
Carabao Group PCL		10,703	28,001
Carabao Group PCL - REG		13,900	36,365
Kiatnakin Bank PCL - REG		23,400	48,940
Origin Property PCL		53,900	29,900
Workpoint Entertainment PCL - REG		36,200	91,178
			234,384
Turkey	1.9%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.		4,692	27,549
Arcelik A.S.		6,181	39,415
Pegasus Hava Tasimaciligi A.S.(a)		3,761	26,305
Turkiye Sise ve Cam Fabrikalari A.S.		40,786	46,934
			140,203
United Arab Emirates	0.5%
NMC Health PLC		994	36,642
United States	2.7%
Bizlink Holding, Inc.		8,000	74,265
Nexteer Automotive Group Ltd.(a)		41,000	70,226
Universal Display Corp.		443	57,080
			201,571
TOTAL COMMON STOCKS (Cost $5,584,402)			6,760,476
EQUITY-LINKED SECURITIES	7.2%
China	0.9%
Huangshan Tourism Development Co. Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 11/6/20(b)		26,348	67,032
India	6.3%
Adani Transmission Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 6/24/20(a)(b)		45,587	106,640
Jamna Auto Industries Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 6/17/21(b)		11,975	47,720
KEC International Ltd., Issued by Deutsche Bank AG London., Maturity Date 5/21/18(b)		10,884	51,146
PVR Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 6/19/20(b)		3,790	69,911

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
V.I.P. Industries Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 12/17/19(b)		27,705	$106,014
Voltas Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 5/28/20 (b)		12,829	99,389
			480,820
TOTAL EQUITY-LINKED SECURITIES (Cost $384,671)			547,852
PREFERRED STOCKS	1.3%
Brazil	1.3%
Metalurgica Gerdau S.A.(a)		34,600	57,791
Suzano Papel e Celulose S.A. - Class A		6,889	39,827
			97,618
TOTAL PREFERRED STOCKS (Cost $90,705)			97,618
TOTAL INVESTMENTS (Cost $6,059,778)	98.0%		7,405,946
NET OTHER ASSETS (LIABILITIES)	2.0%		149,513
NET ASSETS	100.0%		$7,555,459

(a)	Non-income producing security.

(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

ADS – American Depositary Share

BDR – Brazilian Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered

At September 30, 2017 the industry sectors for the JOHCM Emerging Markets Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	23.8%
Consumer Staples	4.6
Financials	9.8
Health Care	3.3
Industrials	20.1
Information Technology	23.0
Materials	8.0
Real Estate	2.1
Telecommunication Services	0.5
Utilities	2.8
Total	98.0%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Miscellaneous Manufacturing	7.9%
Auto Parts & Equipment	7.3
Electronics	5.3
Semiconductors	5.3
Retail	4.8
Banks	4.4
Transportation	4.2
Electric	4.0
Iron/Steel	3.4
Real Estate	3.1
Internet	3.0
Entertainment	2.9
Lodging	2.8
Diversified Financial Services	2.7
Food	2.5
Telecommunications	2.5
Engineering & Construction	2.3
Software	2.2
Chemicals	2.2
Home Furnishings	2.1
Computers	1.9
Insurance	1.8
Electrical Component & Equipments	1.8
Media	1.7
Pharmaceuticals	1.7
Packing & Containers	1.5
Beverages	1.2
Airlines	1.2
Machinery-Diversified	1.2
Healthcare-Services	1.1
Commercial Services	1.0
Holding Companies-Diversified	0.9
Mining	0.8
Agriculture	0.8
Housewares	0.6
Oil & Gas Services	0.6
Building Materials	0.5
Machinery-Construction & Mining	0.5
Forest Products & Paper	0.5
Aerospace/Defense	0.5
Biotechnology	0.5
Leisure Time	0.5
Water	0.3
Total	98.0%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
China Lodging Group Ltd. - ADS	1.9%
E Ink Holdings, Inc.	1.6
Lee & Man Paper Manufacturing Ltd.	1.6
Silergy Corp.	1.6
BYD Electronic International Co. Ltd.	1.5
Total	8.2%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	93.0%
Australia	6.2%
BHP Billiton PLC		532,657	$9,382,380
Newcrest Mining Ltd.		566,358	9,338,161
South32 Ltd.		4,821,687	12,367,569
			31,088,110
Bermuda	2.0%
Lazard Ltd. - Class A		218,708	9,889,976
Brazil	2.1%
B3 S.A. - Brasil Bolsa Balcao (a)		1,368,470	10,348,375
Canada	3.9%
Canadian Natural Resources Ltd.		279,532	9,362,166
First Quantum Minerals Ltd.		924,842	10,384,321
			19,746,487
China	3.6%
Alibaba Group Holding Ltd. - ADR(a)		56,623	9,779,358
Momo, Inc. - ADR (a)		270,911	8,490,351
			18,269,709
Denmark	2.0%
Vestas Wind Systems A/S		113,059	10,145,457
France	2.1%
TOTAL S.A.		194,851	10,465,729
Germany	8.3%
HeidelbergCement A.G.		97,502	10,022,215
Infineon Technologies A.G.		445,223	11,192,467
SAP S.E.		92,092	10,088,707
Siemens A.G. - REG		73,301	10,326,827
			41,630,216
Hong Kong	2.0%
Hong Kong Exchanges & Clearing Ltd.		377,877	10,158,504
Ireland	4.1%
Accenture PLC - Class A		76,622	10,349,333
CRH PLC		272,713	10,402,862
			20,752,195
Japan	10.9%
Kao Corp.		169,150	9,951,327
Mitsui & Co. Ltd.		651,745	9,632,099
Nippon Telegraph & Telephone Corp.		212,359	9,732,374
NTT DOCOMO, Inc.		404,026	9,229,494
PeptiDream, Inc.(a)		324,834	10,017,098
Renesas Electronics Corp. (a)		600,590	6,543,642
			55,106,034

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
New Zealand	0.7%
a2 Milk Co. Ltd. (a)		721,006	$3,314,165
South Korea	3.4%
NAVER Corp.		12,440	8,091,675
POSCO		33,251	9,202,922
			17,294,597
United Kingdom	4.0%
IHS Markit Ltd.(a)		211,652	9,329,620
Rio Tinto PLC		231,798	10,787,462
			20,117,082
United States	37.7%
Alcoa Corp.(a)		255,870	11,928,659
Alphabet, Inc. - Class C(a)		11,149	10,693,117
CBOE Holdings, Inc.		100,783	10,847,274
Citrix Systems, Inc.(a)		132,572	10,184,181
CME Group, Inc.		77,561	10,523,477
E*TRADE Financial Corp.(a)		275,593	12,018,611
Facebook, Inc. - Class A(a)		58,988	10,079,280
Freeport-McMoRan, Inc.(a)		759,944	10,669,614
Hecla Mining Co.		1,499,429	7,527,134
Intercontinental Exchange, Inc.		158,696	10,902,415
Intuit, Inc.		68,938	9,798,847
Micron Technology, Inc.(a)		301,182	11,845,488
Microsoft Corp.		142,521	10,616,389
Nasdaq, Inc.		138,848	10,770,439
NextEra Energy, Inc.		70,285	10,300,267
Oracle Corp.		196,666	9,508,801
Raymond James Financial, Inc.		128,831	10,864,318
TD Ameritrade Holding Corp.		226,356	11,046,173
			190,124,484
TOTAL COMMON STOCKS (Cost $376,452,313)			468,451,120
TOTAL INVESTMENTS
(Cost $376,452,313)	93.0%		468,451,120
NET OTHER ASSETS (LIABILITIES)	7.0%		35,505,148
NET ASSETS	100.0%		$503,956,268

(a)	Non-income producing security.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

At September 30, 2017 the industry sectors for the JOHCM Global Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Staples	2.6%
Energy	3.9
Financials	21.3
Health Care	2.0
Industrials	7.8
Information Technology	27.3
Materials	22.2
Telecommunication Services	3.8
Utilities	2.1
Total	93.0%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Diversified Financial Services	21.3%
Mining	16.3
Software	11.6
Internet	7.7
Semiconductors	5.9
Building Materials	4.1
Oil & Gas	3.9
Telecommunications	3.8
Computers	2.1
Miscellaneous Manufacturing	2.0
Electric	2.0
Energy-Alternate Sources	2.0
Healthcare-Services	2.0
Cosmetics/Personal Care	2.0
Distribution/Wholesale	1.9
Commercial Services	1.9
Iron/Steel	1.8
Food	0.7
Total	93.0%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
South32 Ltd.	2.5%
E*TRADE Financial Corp.	2.4
Alcoa Corp.	2.4
Micron Technology, Inc.	2.4
Infineon Technologies A.G.	2.2
Total	11.9%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	78.9%
Finland	1.3%
Wartsila OYJ Abp		401	$28,389
France	6.8%
Safran S.A.		668	68,245
Sanofi		851	84,497
			152,742
Germany	2.7%
CECONOMY A.G.		5,127	60,372
Hong Kong	2.5%
China Mobile Ltd.		5,554	56,275
Italy	3.0%
Enel S.p.A.		11,382	68,540
Japan	14.0%
Ain Holdings, Inc.		941	64,894
Inpex Corp.		6,529	69,366
Nippon Telegraph & Telephone Corp.		1,100	50,413
Qol Co. Ltd.		4,200	73,418
Sugi Holdings Co. Ltd.		1,064	56,545
			314,636
Mexico	0.9%
Grupo Mexico S.A.B. de C.V. - Series B		6,862	20,986
Netherlands	9.5%
Akzo Nobel N.V.		635	58,629
Royal Dutch Shell PLC - Class B		2,315	71,178
Wolters Kluwer N.V.		1,836	84,835
			214,642
Portugal	3.5%
Galp Energia SGPS S.A.		4,494	79,645
Russia	1.6%
MMC Norilsk Nickel PJSC - ADR		2,121	36,513
Switzerland	6.4%
Burckhardt Compression Holding A.G.		182	56,901
Ferguson PLC		974	63,901
Swisscom A.G. - REG		45	23,059
			143,861
United Kingdom	26.7%
Capita PLC		10,783	81,638
Compass Group PLC		2,388	50,655
Dixons Carphone PLC		15,192	39,371
Experian PLC		2,722	54,676
National Grid PLC		8,918	110,491
Rio Tinto PLC		1,131	52,635

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

	Percentage of Net Assets	Shares	Value
RSA Insurance Group PLC		5,065	$42,284
Smith & Nephew PLC		1,635	29,533
SSE PLC		3,004	56,234
Travis Perkins PLC		1,725	33,470
Ultra Electronics Holdings PLC		2,151	51,824
			602,811
TOTAL COMMON STOCKS (Cost $1,630,352)			1,779,412
PREFERRED STOCKS	2.4%
Guernsey	2.4%
Doric Nimrod Air Two Ltd.		17,761	53,579
TOTAL PREFERRED STOCKS (Cost $51,117)			53,579
TOTAL INVESTMENTS
(Cost $1,681,469)	81.3%		1,832,991
NET OTHER ASSETS (LIABILITIES)	18.7%		421,139
NET ASSETS	100.0%		$2,254,130

Abbreviations:

ADR – American Depositary Receipt
REG – Registered

At September 30, 2017 the industry sectors for the JOHCM International Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	6.7%
Consumer Staples	8.6
Energy	9.8
Financials	1.9
Health Care	5.1
Industrials	25.6
Materials	7.5
Telecommunication Services	5.7
Utilities	10.4
Total	81.3%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Retail	10.2%
Oil & Gas	9.8
Commercial Services	6.0
Telecommunications	5.8
Electric	5.5
Aerospace/Defense	5.3
Gas	4.9
Mining	4.9
Distribution/Wholesale	4.3
Media	3.8
Pharmaceuticals	3.7
Healthcare-Services	2.9
Chemicals	2.6
Machinery-Diversified	2.5
Diversified Financial Services	2.4
Food Service	2.2
Insurance	1.9
Healthcare-Products	1.3
Miscellaneous Manufacturing	1.3
Total	81.3%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
National Grid PLC	4.9%
Wolters Kluwer N.V.	3.8
Sanofi	3.8
Capita PLC	3.6
Galp Energia SGPS S.A.	3.6
Total	19.7%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	87.1%
Australia	5.6%
BHP Billiton Ltd.		5,442,943	$110,066,279
Newcrest Mining Ltd.		7,145,452	117,814,841
South32 Ltd.		52,024,051	133,441,066
			361,322,186
Canada	3.7%
First Quantum Minerals Ltd.		11,607,686	130,333,545
Pan American Silver Corp.		6,465,586	110,238,241
			240,571,786
China	3.6%
Alibaba Group Holding Ltd. - ADR(a)		717,184	123,864,849
Momo, Inc. - ADR (a)		3,437,940	107,745,039
			231,609,888
Denmark	3.9%
DONG Energy A/S(b)		2,425,945	138,862,113
Vestas Wind Systems A/S		1,286,759	115,468,546
			254,330,659
France	5.8%
Cie de Saint-Gobain		2,207,707	131,560,346
L’Oreal S.A.		579,821	123,283,750
TOTAL S.A.		2,273,336	122,104,163
			376,948,259
Germany	9.7%
Deutsche Boerse A.G.		1,153,360	125,015,054
Henkel A.G. & Co. KGaA		1,006,363	122,450,833
Infineon Technologies A.G.		5,588,080	140,478,816
SAP S.E.		1,135,852	124,432,940
Siemens A.G. - REG		813,698	114,635,792
			627,013,435
Hong Kong	1.9%
Hong Kong Exchanges & Clearing Ltd.		4,617,570	124,134,582
Ireland	2.0%
Accenture PLC - Class A		981,846	132,617,939
Israel	2.1%
Check Point Software Technologies Ltd. (a)		1,166,231	132,973,659
Japan	28.0%
CyberAgent, Inc.		3,686,058	107,445,192
Japan Exchange Group, Inc.		7,402,467	130,978,110
Kao Corp.		1,886,550	110,988,323
KDDI Corp.		4,414,059	116,387,585
Mitsubishi Corp.		4,645,842	107,986,667
Mitsubishi UFJ Financial Group, Inc.		17,218,301	111,809,932

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
Mitsui & Co. Ltd.		6,763,095	$99,951,362
Nippon Steel & Sumitomo Metal Corp.		5,323,947	122,234,322
Nippon Telegraph & Telephone Corp.		2,403,747	110,163,282
NTT DOCOMO, Inc.		4,861,105	111,046,171
ORIX Corp.		7,247,572	116,869,313
PeptiDream, Inc.(a)		3,827,848	118,041,614
Recruit Holdings Co. Ltd.		6,692,148	144,934,589
Renesas Electronics Corp.(a)		7,322,560	79,781,902
Sekisui House Ltd.		6,518,131	109,856,791
Taiheiyo Cement Corp.		2,972,224	114,768,384
			1,813,243,539
Netherlands	4.2%
Koninklijke DSM N.V.		1,744,143	142,772,745
Royal Dutch Shell PLC - Class B		4,232,958	130,147,796
			272,920,541
Norway	2.2%
Norsk Hydro ASA		19,858,046	144,363,220
Spain	3.1%
Amadeus IT Group S.A.		2,085,299	135,529,173
Siemens Gamesa Renewable Energy S.A.		5,177,280	67,584,656
			203,113,829
Sweden	2.0%
Boliden A.B.		3,731,952	126,324,346
Switzerland	3.8%
Adecco Group A.G. - REG		1,623,955	126,448,295
Idorsia Ltd.(a)		362,784	6,481,296
LafargeHolcim Ltd. - REG (a)		1,949,883	113,970,546
			246,900,137
United Kingdom	5.5%
BP PLC		18,618,774	119,082,326
IHS Markit Ltd.(a)		2,642,260	116,470,821
Rio Tinto PLC		2,533,369	117,898,433
			353,451,580

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
TOTAL COMMON STOCKS (Cost $4,711,564,128)			$5,641,839,585
PREFERRED STOCKS	1.9%
Brazil	1.9%
Telefonica Brasil S.A.		7,783,138	124,027,903
TOTAL PREFERRED STOCKS (Cost $115,241,679)			124,027,903
TOTAL INVESTMENTS (Cost $4,826,805,807)	89.0%		5,765,867,488
NET OTHER ASSETS (LIABILITIES)	11.0%		715,810,412
NET ASSETS	100.0%		$6,481,677,900

(a)	Non-income producing security.
(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2017 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	3.4%
Consumer Staples	5.5
Energy	5.7
Financials	9.4
Health Care	1.9
Industrials	15.8
Information Technology	15.1
Materials	22.9
Telecommunication Services	7.1
Utilities	2.2
Total	89.0%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Mining	15.3%
Diversified Financial Services	7.7
Telecommunications	7.1
Commercial Services	6.0
Oil & Gas	5.7
Software	5.7
Building Materials	5.6
Computers	4.1
Cosmetics/Personal Care	3.6
Internet	3.6
Semiconductors	3.4
Distribution/Wholesale	3.2
Energy-Alternate Sources	2.8
Chemicals	2.2
Electric	2.1
Household Products/Wares	1.9
Iron/Steel	1.9
Healthcare-Services	1.8
Miscellaneous Manufacturing	1.8
Banks	1.7
Home Builders	1.7
Pharmaceuticals	0.1
Total	89.0%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Recruit Holdings Co. Ltd.	2.3%
Norsk Hydro ASA	2.2
Koninklijke DSM N.V.	2.2
Infineon Technologies A.G.	2.2
DONG Energy A/S	2.2
Total	11.1%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.4%
Australia	1.2%
GWA Group Ltd.		1,334,760	$2,732,633
Canada	4.7%
Heroux-Devtek, Inc.(a)		342,626	3,561,498
Laurentian Bank of Canada		83,915	4,056,032
ShawCor Ltd.		138,589	3,066,674
			10,684,204
China	4.2%
Dalian Refrigeration Co. Ltd. - Class B		5,190,942	3,136,521
Greatview Aseptic Packaging Co. Ltd.		5,737,000	3,525,219
Yestar Healthcare Holdings Co. Ltd.		6,802,500	3,004,330
			9,666,070
Denmark	3.0%
Brodrene Hartmann A/S		58,920	3,476,479
Royal Unibrew A/S		61,271	3,357,315
			6,833,794
Finland	2.7%
Teleste OYJ		297,425	2,646,995
Vaisala OYJ - Class A		66,271	3,407,168
			6,054,163
France	4.0%
Coface S.A.		370,764	3,983,292
Lectra		84,201	2,643,176
Virbac S.A. (a)		17,804	2,618,745
			9,245,213
Germany	2.8%
Gerresheimer A.G.		36,097	2,794,003
KWS Saat S.E.		8,063	3,528,356
			6,322,359
Hong Kong	8.9%
Mandarin Oriental International Ltd.		1,402,550	3,057,559
Pico Far East Holdings Ltd.		6,820,000	2,854,908
Sitoy Group Holdings Ltd.		11,354,000	2,325,567
SmarTone Telecommunications Holdings Ltd.		2,379,000	2,853,606
Vinda International Holdings Ltd.		1,607,000	3,019,966
Vitasoy International Holdings Ltd.		1,509,000	3,361,232
Wasion Group Holdings Ltd.		5,471,000	2,773,460
			20,246,298
Ireland	1.4%
Grafton Group PLC		297,203	3,309,474

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
Italy	1.8%
Banca IFIS S.p.A.		73,985	$4,045,107
Japan	17.9%
Ariake Japan Co. Ltd.		44,800	3,216,921
CKD Corp.		183,800	3,609,847
Daiseki Co. Ltd.		124,200	3,128,041
EPS Holdings, Inc.		193,800	3,720,133
Fujitec Co. Ltd.		230,200	3,222,084
GMO internet, Inc.		206,600	2,517,206
Kintetsu World Express, Inc.		184,400	3,057,902
Lintec Corp.		90,000	2,439,458
Mani, Inc.		107,500	2,575,605
Optex Group Co. Ltd.		96,500	3,610,442
SHO-BOND Holdings Co. Ltd.		63,000	3,588,802
Taiyo Yuden Co. Ltd.		199,900	2,957,863
Transcosmos, Inc.		135,600	3,127,145
			40,771,449
Mexico	1.6%
Genomma Lab Internacional S.A.B. de C.V. - Series B (a)		2,814,576	3,613,662
Netherlands	3.8%
Corbion N.V.		95,384	3,072,011
KAS Bank N.V. - CVA		229,710	2,687,793
Sligro Food Group N.V.		64,610	2,975,849
			8,735,653
Norway	1.2%
Borregaard ASA		245,362	2,749,521
South Korea	4.4%
Choong Ang Vaccine Laboratory		146,979	2,277,799
ISC Co. Ltd.		129,345	2,958,781
SK Bioland Co. Ltd.		165,930	2,231,040
SK Materials Co. Ltd.		16,065	2,477,041
			9,944,661
Sweden	9.2%
Ahlstrom-Munksjo OYJ(a)		144,160	2,991,920
Avanza Bank Holding AB		76,296	3,196,135
BioGaia AB - Class B		83,747	3,115,488
Cloetta AB - Class B		874,764	3,007,206
IAR Systems Group AB		151,243	3,351,712
Kabe Husvagnar AB - Class B		105,666	2,594,654
Mekonomen AB		125,005	2,831,640
			21,088,755
Switzerland	5.4%
Burckhardt Compression Holding A.G.		9,982	3,120,824

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
Gurit Holding A.G. - Bearer(a)		2,553	$2,929,089
LEM Holding S.A. - REG		2,566	3,283,187
Valiant Holding A.G. - REG		27,741	3,013,738
			12,346,838
Taiwan	4.4%
Merida Industry Co. Ltd.		577,000	2,511,674
Paiho Shih Holdings Corp.		2,112,960	4,598,844
Sinmag Equipment Corp.		558,853	2,838,127
			9,948,645
Thailand	2.8%
Sahamitr Pressure Container PCL		137,200	56,773
Sahamitr Pressure Container PCL - REG		7,493,800	3,100,883
Vanachai Group PCL - REG		8,546,300	3,305,765
			6,463,421
United Kingdom	12.0%
A.G. Barr PLC		318,527	2,637,786
BBA Aviation PLC		341,854	1,366,924
Bloomsbury Publishing PLC		1,361,674	2,928,552
Dart Group PLC		423,745	3,046,345
Genus PLC		127,952	3,597,140
Gooch & Housego PLC		176,272	3,354,104
Porvair PLC		611,441	3,932,789
Stallergenes Greer PLC(a)		67,643	3,419,344
SThree PLC		679,583	3,203,180
			27,486,164
TOTAL COMMON STOCKS (Cost $190,041,642)			222,288,084

PREFERRED STOCKS	1.2%
Germany	1.2%
Draegerwerk A.G. & Co. KGaA		24,434	2,708,519
TOTAL PREFERRED STOCKS (Cost $2,409,360)			2,708,519
TOTAL INVESTMENTS (Cost $192,451,002)	98.6%		224,996,603
NET OTHER ASSETS (LIABILITIES)	1.4%		3,290,092
NET ASSETS	100.0%		$228,286,695

(a) Non-income producing security.

Abbreviations:

REG – Registered

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

At September 30, 2017 the industry sectors for the JOHCM International Small Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	10.4%
Consumer Staples	12.0
Energy	1.3
Financials	9.2
Health Care	14.7
Industrials	22.0
Information Technology	16.0
Materials	11.7
Telecommunication Services	1.3
Total	98.6%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2017

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Electronics	7.0%
Pharmaceuticals	6.6
Packing & Containers	5.7
Machinery-Diversified	5.6
Food	5.4
Miscellaneous Manufacturing	5.1
Chemicals	5.1
Diversified Financial Services	4.4
Beverages	4.1
Telecommunications	3.9
Healthcare-Products	3.6
Banks	3.1
Apparel	3.0
Building Materials	2.9
Commercial Services	2.7
Internet	2.6
Software	2.5
Engineering & Construction	2.2
Insurance	1.7
Healthcare-Services	1.6
Agriculture	1.6
Aerospace/Defense	1.6
Retail	1.5
Environmental Control	1.4
Oil & Gas Services	1.3
Transportation	1.3
Lodging	1.3
Airlines	1.3
Cosmetics/Personal Care	1.3
Forest Products & Paper	1.3
Semiconductors	1.3
Media	1.3
Auto Parts & Equipment	1.2
Leisure Time	1.1
Biotechnology	1.0
Total	98.6%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Paiho Shih Holdings Corp.	2.0%
Laurentian Bank of Canada	1.8
Banca IFIS S.p.A.	1.8
Coface S.A.	1.8
Porvair PLC	1.7
Total	9.1%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.4%
Ireland	3.6%
Allegion PLC		1,562	$135,066
Jazz Pharmaceuticals PLC(a)		679	99,304
			234,370
Netherlands	1.7%
Wright Medical Group N.V.(a)		4,342	112,328
United States	93.1%
Alaska Air Group, Inc.		1,901	144,989
Allscripts Healthcare Solutions, Inc.(a)		9,254	131,684
Bank of the Ozarks, Inc.		4,031	193,690
Benefitfocus, Inc.(a)		4,143	139,412
BioMarin Pharmaceutical, Inc.(a)		1,094	101,819
Booz Allen Hamilton Holding Corp.		3,276	122,490
Burlington Stores, Inc.(a)		716	68,349
Cavium, Inc.(a)		2,678	176,587
Centene Corp.(a)		2,069	200,217
Coach, Inc.		1,867	75,203
Cogent Communications Holdings, Inc.		1,537	75,159
CONMED Corp.		2,543	133,431
CoStar Group, Inc.(a)		277	74,305
First American Financial Corp.		3,872	193,484
First Republic Bank		2,159	225,529
FMC Corp.		1,709	152,631
Great Western Bancorp, Inc.		2,546	105,099
Hasbro, Inc.		1,845	180,201
HD Supply Holdings, Inc.(a)		3,979	143,523
Helmerich & Payne, Inc.		1,797	93,642
HubSpot, Inc.(a)		1,332	111,955
Investment Technology Group, Inc.		4,360	96,530
Jacobs Engineering Group, Inc.		2,989	174,169
Jones Lang LaSalle, Inc.		1,114	137,579
L Brands, Inc.		2,445	101,736
Lennar Corp.-Class A		3,013	159,086
Martin Marietta Materials, Inc.		689	142,092
Masco Corp.		3,999	156,001
MGM Growth Properties LLC-Class A		4,371	132,048
Microsemi Corp.(a)		3,536	182,033
Mosaic (The) Co.		4,270	92,189
Newfield Exploration Co.(a)		2,231	66,194
Old Dominion Freight Line, Inc.		1,242	136,757
Pacira Pharmaceuticals, Inc.(a)		2,030	76,227
Pinnacle Foods, Inc.		1,450	82,897
Range Resources Corp.		3,934	76,988
Rapid7, Inc.(a)		5,564	97,926

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

	Percentage of Net Assets	Shares	Value
Raymond James Financial, Inc.		2,235	$188,478
Sabre Corp.		4,215	76,292
SEI Investments Co.		2,006	122,486
Service Corp. International		4,373	150,869
ServiceMaster Global Holdings, Inc.(a)		2,891	135,096
Snyder’s-Lance, Inc.		3,571	136,198
SVB Financial Group(a)		690	129,092
Terex Corp.		3,348	150,727
Woodward, Inc.		1,861	144,432
Zayo Group Holdings, Inc.(a)		3,869	133,171
			6,120,692
TOTAL COMMON STOCKS (Cost $5,519,707)			6,467,390
TOTAL INVESTMENTS (Cost $5,519,707)	98.4%		6,467,390
NET OTHER ASSETS (LIABILITIES)	1.6%		107,439
NET ASSETS	100.0%		$6,574,829

(a) Non-income producing security.

At September 30, 2017 the industry sectors for the JOHCM US Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	13.3%
Consumer Staples	3.3
Energy	3.6
Financials	19.1
Health Care	13.0
Industrials	18.0
Information Technology	14.9
Materials	5.9
Real Estate	4.1
Telecommunication Services	3.2
Total	98.4%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS

September 30, 2017

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Banks	9.9%
Commercial Services	8.5
Diversified Financial Services	6.2
Software	5.8
Semiconductors	5.5
Building Materials	4.5
Electronics	4.3
Healthcare-Products	3.7
Retail	3.7
Chemicals	3.7
Oil & Gas	3.6
Food	3.3
Healthcare-Services	3.1
Insurance	3.0
Toys/Games/Hobbies	2.7
Pharmaceuticals	2.7
Engineering & Construction	2.7
Internet	2.6
Home Builders	2.4
Machinery-Construction & Mining	2.3
Airlines	2.2
Distribution/Wholesale	2.2
Real Estate	2.1
Transportation	2.1
Telecommunications	2.0
REITS	2.0
Biotechnology	1.6
Total	98.4%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
First Republic Bank	3.4%
Centene Corp.	3.0
Bank of the Ozarks, Inc.	3.0
First American Financial Corp.	2.9
Raymond James Financial, Inc.	2.9
Total	15.2%

See Notes to Financial Statements.

(This page has been intentionally left blank)

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2017

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund
Assets:
Investments, at cost	$270,166,634	$287,341,624	$6,059,778
Investments, at value	327,719,288	336,094,356	7,405,946
Cash	5,895,569	14,020,923	207,907
Foreign currency (Cost: $548,266, $305, $17,999,
$0, $2,484, $1,205, $69 and $0, respectively)	548,625	299	17,999
Receivable for dividends	212,136	808,717	6,399
Reclaims receivable	—	23,620	2,001
Receivable for investments sold	4,119	—	105,166
Receivable for capital shares sold	41,000	1,340,306	—
Receivable from service providers	41,298	284	34,286
Prepaid expenses	882	381	2,452
Total Assets	334,462,917	352,288,886	7,782,156
Liabilities:
Securities purchased payable	—	4,461,914	178,597
Capital shares redeemed payable	—	299,468	—
Investment advisory fees payable	307,186	298,952	8,186
Investment advisory fee recoupment	—	19,500	—
Accounting and Administration fees payable	74,668	60,746	32,233
Distribution (Rule 12b-1) fees payable	3,161	6,990	12
Regulatory and Compliance fees payable	20,425	20,811	462
Risk Officer fees payable	5	—	—
Trustee fees payable	51	58	1
Deferred foreign capital gains tax payable	—	124,714	—
Accrued expenses and other payable	55,309	55,342	7,206
Total Liabilities	460,805	5,348,495	226,697
Net Assets	$334,002,112	$346,940,391	$7,555,459

Net Assets:
Paid in capital	$271,521,881	$290,797,857	$5,448,375
Accumulated net investment income	1,598,413	2,311,945	27,989
Accumulated net realized gain (loss)	3,329,875	5,201,110	732,853
Net unrealized appreciation	57,551,943	48,629,479	1,346,242
Net Assets	$334,002,112	$346,940,391	$7,555,459

Net Assets:
Class I	$35,350,976	$71,649,728	$149,055
Class II	847,262	5,668,185	—
Institutional Class	297,803,874	269,622,478	7,406,404
Share of Common Stock Outstanding:
Class I	2,885,109	5,990,899	10,644
Class II	69,417	474,247	—
Institutional Class	24,296,748	22,493,995	528,324
Net Asset Value per Share:
Class I	$12.25	$11.96	$14.00
Class II	12.21	11.95	—
Institutional Class	12.26	11.99	14.02

See Notes to Financial Statements.

JOHCM Global Equity Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$376,452,313	$1,681,469	$4,826,805,807	$192,451,002	$5,519,707
468,451,120	1,832,991	5,765,867,488	224,996,603	6,467,390
34,818,686	385,397	730,643,301	1,793,608	106,783

—	2,484	1,185	68	—
1,040,367	2,405	23,425,782	385,988	4,212
435,326	1,598	10,892,301	369,554	—
—	25,757	—	2,409,171	836
—	—	10,313,391	714,557	—
—	24,815	—	33,853	24,138
2,647	2,128	13,877	19,409	858
504,748,146	2,277,575	6,541,157,325	230,722,811	6,604,217

249,946	—	50,224,049	2,119,623	742
—	—	2,881,911	33,134	—
394,591	1,381	4,733,849	190,120	4,430
5,000	—	—	—	—
51,340	21,253	621,225	49,203	22,843
18,020	—	84,548	5,319	2
31,235	138	392,203	13,417	396
1	—	12	—	—
48	—	850	29	1
—	—	—	—	—
41,697	673	540,778	25,271	974
791,878	23,445	59,479,425	2,436,116	29,388
$503,956,268	$2,254,130	$6,481,677,900	$228,286,695	$6,574,829

$431,628,642	$2,006,467	$5,613,976,528	$192,474,954	$5,273,494
2,291,860	41,020	73,932,162	1,776,143	529
(21,973,434)	55,082	(145,589,924)	1,484,539	353,123
92,009,200	151,561	939,359,134	32,551,059	947,683
$503,956,268	$2,254,130	$6,481,677,900	$228,286,695	$6,574,829

$216,867,205	$—	$6,081,383,831	$62,964,572	$20,860
—	—	400,294,069	1,230,491	—
287,089,063	2,254,130	—	164,091,632	6,553,969

14,411,251	—	277,391,828	4,937,048	1,677
—	—	18,253,835	95,939	—
19,036,898	201,514	—	12,876,579	525,693

$15.05	$—	$21.92	$12.75	$12.44
—	—	21.93	12.83	—
15.08	11.19	—	12.74	12.47

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

STATEMENTS OF OPERATIONS

For the year ended September 30, 2017

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund
Investment Income:
Dividend income (Net of foreign witholding tax of $735,852, $732,568, $13,287, $494,173, $4,169, $11,108,500, $442,211 and $0)	$5,812,138	$5,520,271	$127,338
Interest income	—	14,807	89
Total investment income	5,812,138	5,535,078	127,427
Operating expenses:
Investment advisory	3,524,198	2,353,134	85,347
Distribution (Rule 12b-1) fees - Class I	33,652	48,460	151
Distribution (Rule 12b-1) fees - Class II	2,005	8,268	—
Accounting and Administration	430,866	273,013	164,180
Investment advisory recoupment	—	30,841	—
Regulatory and Compliance	84,212	57,618	1,702
Risk Officer	4,874	3,259	98
Trustees	4,381	3,136	91
Legal	3,254	2,143	608
Registration	55,769	60,839	7,692
Other	93,028	100,492	27,829
Total expenses before reductions	4,236,239	2,941,203	287,698
Expenses reduced by Service Providers	(41,298)	—	(186,444)
Net expenses	4,194,941	2,941,203	101,254
Net investment income	1,617,197	2,593,875	26,173
Realized and Unrealized Gains (Losses) from
Investment Activities:
Net realized gains from investment transactions	16,058,014	9,410,800	917,459
Net realized gains (losses) from foreign currency transactions	(18,772)	(192,208)	(4,286)
Change in unrealized appreciation on investments(a)	11,651,209	37,487,003	391,772
Change in unrealized appreciation (depreciation) on foreign currency	1,267	(2,212)	415
Net realized and unrealized gains from investment activities	27,691,718	46,703,383	1,305,360
Change in Net Assets Resulting from Operations	$29,308,915	$49,297,258	$1,331,533

(a) Net of the change in deferred foreign capital gains taxes of $0, $(28,172), $0, $0, $0, $0, $0 and $0, respectively.

See Notes to Financial Statements.

JOHCM Global Equity Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$7,698,448	$57,461	$128,794,846	$3,995,334	$66,277
30,942	468	756,869	1,577	241
7,729,390	57,929	129,551,715	3,996,911	66,518

4,417,779	15,323	45,959,333	1,726,755	51,659
207,296	—	—	51,615	17
—	—	914,667	1,696	—
345,910	132,133	3,538,001	193,926	136,163
5,000	—	42,217	—	—
120,780	531	1,336,958	42,432	1,586
6,810	37	76,313	2,408	91
6,333	21	70,968	2,260	83
4,324	15,056	40,709	1,780	605
49,182	9,672	208,746	56,764	10,000
51,875	11,887	747,092	53,921	3,542
5,215,289	184,660	52,935,004	2,133,557	203,746
—	(166,515)	—	(47,111)	(143,560)
5,215,289	18,145	52,935,004	2,086,446	60,186
2,514,101	39,784	76,616,711	1,910,465	6,332

3,340,913	59,750	48,064,520	4,104,026	375,122

104,113	5,604	(2,201,638)	(92,436)	(8)

48,744,791	158,297	479,779,429	28,830,290	699,235

5,721	(2,044)	221,991	13,483	—

52,195,538	221,607	525,864,302	32,855,363	1,074,349
$54,709,639	$261,391	$602,481,013	$34,765,828	$1,080,681

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended September 30, 2017 or September 30, 2016

	JOHCM Asia Ex-Japan Equity Fund		JOHCM Emerging Markets Opportunities Fund
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,617,197	$2,019,819	$2,593,875	$1,176,685
Net realized gains (losses) from investments and foreign currency transactions	16,039,242	(10,907,749)	9,218,592	(3,713,470)
Change in unrealized appreciation (depreciation) on investments and foreign currency	11,652,476	56,544,215	37,484,791	23,060,520
Change in net assets resulting from operations	29,308,915	47,656,285	49,297,258	20,523,735
Dividends paid to shareholders:
From net investment income
Class I	(163,802)	(141,943)	(254,319)	(9,679)
Service Class	—	—	—	—
Class II	(2,550)	(2,372)	(16,212)	(17,589)
Institutional Class	(1,773,481)	(671,505)	(870,565)	(565,893)
From net realized gains
Class I	—	—	—	(59,647)
Service Class	—	—	—	—
Class II	—	—	—	(108,533)
Institutional Class	—	—	—	(3,464,919)
Total dividends paid to shareholders	(1,939,833)	(815,820)	(1,141,096)	(4,226,260)
Capital Transactions:
Change in net assets from capital transactions from Class I transactions	(3,202,487)	5,128,097	31,566,886	26,597,616
Change in net assets from capital transactions from Service Class transactions	—	—	—	—
Change in net assets from capital transactions from Class II transactions	(5,650)	(117,046)	3,052,888	1,096,552
Change in net assets from capital transactions from Institutional Class transactions	(11,549,450)	111,576,827	122,435,740	34,523,000
Change in net assets from capital transactions	(14,757,587)	116,587,878	157,055,514	62,217,168
Change in net assets	12,611,495	163,428,343	205,211,676	78,514,643
Net assets:
Beginning of year	321,390,617	157,962,274	141,728,715	63,214,072
End of year	$334,002,112	$321,390,617	$346,940,391	$141,728,715
Accumulated net investment income	$1,598,413	$1,939,821	$2,311,945	$1,051,374

(a)  For the period from September 29, 2016, commencement of operations, to September 30, 2016.

See Notes to Financial Statements.

JOHCM Emerging Markets Small Mid Cap Equity Fund		JOHCM Global Equity Fund		JOHCM International Opportunities Fund		JOHCM International Select Fund
2017	2016	2017	2016	2017	2016(a)	2017	2016

$26,173	$14,527	$2,514,101	$1,672,124	$39,784	$(49)	$76,616,711	$35,149,323

913,173	(41,662)	3,445,026	(15,437,858)	65,354	—	45,862,882	(147,879,226)

392,187	1,224,593	48,750,512	55,253,393	156,253	(4,692)	480,001,420	629,864,601
1,331,533	1,197,458	54,709,639	41,487,659	261,391	(4,741)	602,481,013	517,134,698

(1,929)	—	(342,804)	—	—	—	(27,738,472)	(10,411,950)
—	(552)	—	—	—	—	—	—
—	—	—	—	—	—	(1,498,002)	(191,471)
(117,037)	(29,852)	(738,688)	—	(16,800)	—	—	—

—	—	—	—	—	—	—	—
—	(4,085)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	(190,156)	—	—	—	—	—	—
(118,966)	(224,645)	(1,081,492)	—	(16,800)	—	(29,236,474)	(10,603,421)

(17,732)	140,464	19,804,861	88,926,759	—	—	1,545,490,411	690,788,057

—	(101,704)	—	—	—	—	—	—

—	—	—	—	—	—	61,862,935	118,633,580

99,482	187,167	13,140,994	63,082,845	14,280	2,000,000	—	—
81,750	225,927	32,945,855	152,009,604	14,280	2,000,000	1,607,353,346	809,421,637
1,294,317	1,198,740	86,574,002	193,497,263	258,871	1,995,259	2,180,597,885	1,315,952,914

6,261,142	5,062,402	417,382,266	223,885,003	1,995,259	—	4,301,080,015	2,985,127,101
$7,555,459	$6,261,142	$503,956,268	$417,382,266	$2,254,130	$1,995,259	$6,481,677,900	$4,301,080,015
$27,989	$88,238	$2,291,860	$811,131	$41,020	$277	$73,932,162	$28,753,563

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended September 30, 2017 or September 30, 2016

	JOHCM International Small Cap Equity Fund		JOHCM US Small Mid Cap Equity Fund
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,910,465	$1,466,604	$6,332	$(889)
Net realized gains (losses) from investments and foreign currency transactions	4,011,590	(2,241,978)	375,114	97,976
Change in unrealized appreciation on investments and foreign currency	28,843,773	14,575,530	699,235	527,067
Change in net assets resulting from operations	34,765,828	13,800,156	1,080,681	624,154
Dividends paid to shareholders:
From net investment income
Class I	(529,352)	(614,701)	—	(29)
Class II	(5,922)	(4,860)	—	—
Institutional Class	(1,014,201)	(839,266)	(632)	(14,666)
From net realized gains
Class I	—	—	(379)	(320)
Institutional Class	—	—	(118,864)	(159,821)
Total dividends paid to shareholders	(1,549,475)	(1,458,827)	(119,875)	(174,836)
Capital Transactions:
Change in net assets from capital transactions from Class I transactions	9,081,396	(11,782,844)	7,384	307
Change in net assets from capital transactions from Class II transactions	685,612	(58,308)	—	—
Change in net assets from capital transactions from Institutional Class transactions	65,077,747	2,213,173	116,768	148,314
Change in net assets from capital transactions	74,844,755	(9,627,979)	124,152	148,621
Change in net assets	108,061,108	2,713,350	1,084,958	597,939
Net assets:
Beginning of year	120,225,587	117,512,237	5,489,871	4,891,932
End of year	$228,286,695	$120,225,587	$6,574,829	$5,489,871
Accumulated net investment income (loss)	$1,776,143	$1,507,589	$529	$(5,163)

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM Asia Ex-Japan Equity Fund	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value, beginning of period	$11.20	$9.91	$10.13	$10.27
Income (loss) from investment operations:
Net investment income(b)	0.05	0.05	0.13	0.04
Net realized and unrealized gains (losses) from investments	1.05	1.28	(0.33)	(0.18)
Total from investment operations	1.10	1.33	(0.20)	(0.14)
Less distributions paid:
From net investment income	(0.05)	(0.04)	(0.02)	—
Total distributions paid	(0.05)	(0.04)	(0.02)	—
Change in net asset value	1.05	1.29	(0.22)	(0.14)
Net asset value, end of period	$12.25	$11.20	$9.91	$10.13
Total return(c)	9.99%	13.54%	(2.00%)	(1.36%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$35,351	$35,645	$26,531	$296
Ratio of net expenses to average net assets	1.39%	1.38%	1.33%	1.39	%(d)
Ratio of net investment income to average net assets	0.49%	0.54%	1.25%	1.41	%(d)
Ratio of gross expenses to average net assets	1.40%	1.40%	1.41%	4.62	%(d)
Portfolio turnover rate(e)	49.25%	24.68%	140.09%	20.98	%(c)

(a)	For the period from June 26, 2014, commencement of operations, to September 30, 2014.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

	Class II
JOHCM Asia Ex-Japan Equity Fund	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value, beginning of period	$11.16	$9.88	$10.13	$10.27
Income (loss) from investment operations:
Net investment income(b)	0.04	0.03	0.04	0.04
Net realized and unrealized gains (losses) from investments	1.05	1.28	(0.27)	(0.18)
Total from investment operations	1.09	1.31	(0.23)	(0.14)
Less distributions paid:
From net investment income	(0.04)	(0.03)	(0.02)	—
Total distributions paid	(0.04)	(0.03)	(0.02)	—
Change in net asset value	1.05	1.28	(0.25)	(0.14)
Net asset value, end of period	$12.21	$11.16	$9.88	$10.13
Total return(c)	9.84%	13.35%	(2.31%)	(1.36%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$847	$767	$777	$296
Ratio of net expenses to average net assets	1.54%	1.50%	1.41%	1.54	%(d)
Ratio of net investment income to average net assets	0.36%	0.31%	0.39%	1.26	%(d)
Ratio of gross expenses to average net assets	1.55%	1.55%	1.51%	4.77	%(d)
Portfolio turnover rate(e)	49.25%	24.68%	140.09%	20.98	%(c)

(a)	For the period from June 26, 2014, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Class
JOHCM Asia Ex-Japan Equity Fund	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value, beginning of period	$11.20	$9.91	$10.13	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.06	0.09	0.07	0.05
Net realized and unrealized gains (losses) from investments	1.06	1.25	(0.27)	0.08
Total from investment operations	1.12	1.34	(0.20)	0.13
Less distributions paid:
From net investment income	(0.06)	(0.05)	(0.02)	—
Total distributions paid	(0.06)	(0.05)	(0.02)	—
Change in net asset value	1.06	1.29	(0.22)	0.13
Net asset value, end of period	$12.26	$11.20	$9.91	$10.13
Total return(c)	10.17%	13.55%	(1.99%)	1.30%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$297,804	$284,979	$130,654	$43,127
Ratio of net expenses to average net assets	1.29%	1.29%	1.29%	1.29	%(d)
Ratio of net investment income to average net assets	0.50%	0.87%	0.65%	0.98	%(d)
Ratio of gross expenses to average net assets	1.30%	1.31%	1.39%	2.61	%(d)
Portfolio turnover rate(e)	49.25%	24.68%	140.09%	20.98	%(c)

(a)	For the period from March 28, 2014, commencement of operations, to September 30, 2014.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

			Class I
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$10.04	$9.19	$10.89	$10.27	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.10	0.19	0.19	0.23	0.01
Net realized and unrealized gains (losses)
from investments	1.89	1.25	(1.47)	0.45	0.26
Total from investment operations	1.99	1.44	(1.28)	0.68	0.27
Less distributions paid:
From net investment income	(0.07)	(0.08)	(0.14)	(0.06)	—
From net realized gains	—	(0.51)	(0.28)	—	—
Total distributions paid	(0.07)	(0.59)	(0.42)	(0.06)	—
Change in net asset value	1.92	0.85	(1.70)	0.62	0.27
Net asset value, end of period	$11.96	$10.04	$9.19	$10.89	$10.27
Total return(d)	20.09%	16.54%	(12.23%)	6.63%	2.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$71,650	$29,446	$385	$288	$—	(e)
Ratio of net expenses to average net assets	1.38%	1.37%	1.32%	1.39%	1.39	%(f)
Ratio of net investment income to average net assets	0.92%	2.09%	1.74%	2.05%	0.11	%(f)
Ratio of gross expenses to average net assets	1.38%	1.37%	1.42%	1.70%	11.69	%(f)
Ratio of expense recoupment to average net assets	0.01%	—	—	—	—
Portfolio turnover rate(g)	22.62%	40.75%	61.86%	52.84%	76.20	%(d)

(a)	Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	For the period from November 21, 2012, commencement of operations, to September 30, 2013.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d)	Not annualized for periods less than one year.

(e)	Amount is less than $500.

(f)	Annualized for periods less than one year.

(g)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class II
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(b)
Net asset value, beginning of period	$10.03	$9.19	$10.87	$10.82
Income (loss) from investment operations:
Net investment income(c)	0.08	0.05	0.07	0.09
Net realized and unrealized gains (losses) from investments	1.90	1.38	(1.35)	0.02
Total from investment operations	1.98	1.43	(1.28)	0.11
Less distributions paid:
From net investment income	(0.06)	(0.08)	(0.12)	(0.06)
From net realized gains	—	(0.51)	(0.28)	—
Total distributions paid	(0.06)	(0.59)	(0.40)	(0.06)
Change in net asset value	1.92	0.84	(1.68)	0.05
Net asset value, end of period	$11.95	$10.03	$9.19	$10.87
Total return(d)	19.89%	16.42%	(12.18%)	1.02%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$5,668	$1,953	$821	$218
Ratio of net expenses to average net assets	1.54%	1.50%	1.36%	1.54	%(e)
Ratio of net investment income to average net assets	0.71%	0.54%	0.71%	0.99	%(e)
Ratio of gross expenses to average net assets	1.54%	1.56%	1.48%	1.85	%(e)
Ratio of expense recoupment to average net assets	0.02%	—	—	—
Portfolio turnover rate(f)	22.62%	40.75%	61.86%	52.84	%(d)

(a)	Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	For the period from December 18, 2013, commencement of operations, to September 30, 2014.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$10.06	$9.20	$10.89	$10.27	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.13	0.10	0.11	0.21	0.07
Net realized and unrealized gains (losses) from investments	1.88	1.35	(1.38)	0.47	0.20
Total from investment operations	2.01	1.45	(1.27)	0.68	0.27
Less distributions paid:
From net investment income	(0.08)	(0.08)	(0.14)	(0.06)	—
From net realized gains	—	(0.51)	(0.28)	—	—
Total distributions paid	(0.08)	(0.59)	(0.42)	(0.06)	—
Change in net asset value	1.93	0.86	(1.69)	0.62	0.27
Net asset value, end of period	$11.99	$10.06	$9.20	$10.89	$10.27
Total return(d)	20.21%	16.64%	(12.10%)	6.63%	2.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$269,622	$110,330	$62,007	$87,642	$1,540
Ratio of net expenses to average net assets	1.29%	1.27%	1.29%	1.29%	1.29	%(e)
Ratio of net investment income to average net assets	1.23%	1.14%	0.98%	1.92%	0.82	%(e)
Ratio of gross expenses to average net assets	1.29%	1.29%	1.38%	1.60%	11.59	%(e)
Ratio of expense recoupment to average net assets	0.01%	—	—	—	—
Portfolio turnover rate(f)	22.62%	40.75%	61.86%	52.84%	76.20	%(d)

(a) Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b) For the period from November 21, 2012, commencement of operations, to September 30, 2013.

(c) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended Sept. 30, 2017	Period Ended Sept. 30, 2016(a)
Net asset value, beginning of period	$11.78	$9.20
Income (loss) from investment operations:
Net investment income(b)	0.06	0.08
Net realized and unrealized gains from investments	2.38	2.50
Total from investment operations	2.44	2.58
Less distributions paid:
From net investment income	(0.22)	—
Total distributions paid	(0.22)	—
Change in net asset value	2.22	2.58
Net asset value, end of period	$14.00	$11.78
Total return(c)	21.37%	28.04%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$149	$147
Ratio of net expenses to average net assets	1.64%	1.64	%(d)
Ratio of net investment income to average net assets	0.47%	1.11	%(d)
Ratio of gross expenses to average net assets	4.37%	5.72	%(d)
Portfolio turnover rate(e)	174.08%	162.74	%(c)

(a) For the period from January 28, 2016, commencement of operations, to September 30, 2016.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015(a)
Net asset value, beginning of period	$11.78	$9.91	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.05	0.03	0.01
Net realized and unrealized gains (losses) from investments	2.42	2.28	(0.10)
Total from investment operations	2.47	2.31	(0.09)
Less distributions paid:
From net investment income	(0.23)	(0.06)	—
From net realized gains	—	(0.38)	—
Total distributions paid	(0.23)	(0.44)	—
Change in net asset value	2.24	1.87	(0.09)
Net asset value, end of period	$14.02	$11.78	$9.91
Total return(c)	21.59%	24.13%	(0.90%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$7,406	$6,114	$4,956
Ratio of net expenses to average net assets	1.54%	1.54%	1.54	%(d)
Ratio of net investment income to average net assets	0.40%	0.27%	0.14	%(d)
Ratio of gross expenses to average net assets	4.38%	4.63%	4.61	%(d)
Portfolio turnover rate(e)	174.08%	162.74%	134.18	%(c)

(a)	For the period from December 17, 2014, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Global Equity Fund(a)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015		Year Ended Sept. 30, 2014		Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$13.58	$12.24	$13.77		$11.37		$10.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.07	0.06	(0.05)		0.05		0.03
Net realized and unrealized gains (losses) from investments	1.43	1.28	(1.45)		2.38		1.34
Total from investment operations	1.50	1.34	(1.50)		2.43		1.37
Less distributions paid:
From net investment income	(0.03)	—	(—	)(d)	(—	)(d)	—
From net realized gains	—	—	(0.03)		(0.03)		—
Total distributions paid	(0.03)	—	(0.03)		(0.03)		—
Change in net asset value	1.47	1.34	(1.53)		2.40		1.37
Net asset value, end of period	$15.05	$13.58	$12.24		$13.77		$11.37
Total return(e)	11.06%	10.95%	(10.93%)		21.40%		13.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$216,867	$171,464	$62,093		$34,363		$—	(f)
Ratio of net expenses to average net assets	1.18%	1.18%	1.18%		1.18%		1.18	%(g)
Ratio of net investment income (loss) to average net assets	0.49%	0.50%	(0.33%)		0.34%		0.61	%(g)
Ratio of gross expenses to average net assets	1.18%	1.20%	1.21%		1.52%		4.97	%(g)
Ratio of expense recoupment to average net assets	— (h)	—	—		—		—
Portfolio turnover rate(i)	51.44%	124.32%	87.14%		68.24%		15.17	%(e)

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	For the period from March 22, 2013, commencement of operations, to September 30, 2013.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d)	Amount was less than $0.005 per share.

(e)	Not annualized for periods less than one year.

(f)	Amount is less than $500.

(g)	Annualized for periods less than one year.

(h)	Amount rounds to less 0.005%.

(i)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Global Equity Fund(a)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015		Year Ended Sept. 30, 2014		Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$13.61	$12.25	$13.78		$11.37		$10.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.08	0.07	(0.03)		0.03		0.06
Net realized and unrealized gains (losses) from investments	1.43	1.29	(1.47)		2.41		1.31
Total from investment operations	1.51	1.36	(1.50)		2.44		1.37
Less distributions paid:
From net investment income	(0.04)	—	(—	)(d)	(—	)(d)	—
From net realized gains	—	—	(0.03)		(0.03)		—
Total distributions paid	(0.04)	—	(0.03)		(0.03)		—
Change in net asset value	1.47	1.36	(1.53)		2.41		1.37
Net asset value, end of period	$15.08	$13.61	$12.25		$13.78		$11.37
Total return(e)	11.15%	11.10%	(10.90%)		21.49%		13.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$287,089	$245,918	$161,792		$50,153		$10,554
Ratio of net expenses to average net assets	1.08%	1.08%	1.08%		1.08%		1.08	%(f)
Ratio of net investment income (loss) to average net assets	0.57%	0.52%	(0.18%)		0.26%		1.08	%(f)
Ratio of gross expenses to average net assets	1.08%	1.10%	1.11%		1.52%		4.87	%(f)
Ratio of expense recoupment to average net assets	— (g)	—	—		—		—
Portfolio turnover rate(h)	51.44%	124.32%	87.14%		68.24%		15.17	%(e)

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	For the period from March 22, 2013, commencement of operations, to September 30, 2013.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d)	Amount was less than $0.005 per share.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Amount rounds to less 0.005%.

(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM International Opportunities Fund	Year Ended Sept. 30, 2017	Period Ended Sept. 30, 2016(a)
Net asset value, beginning of period	$9.98	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.20	(—	)(c)
Net realized and unrealized gains (losses) from investments	1.09	(0.02)
Total from investment operations	1.29	(0.02)
Less distributions paid:
From net investment income	(0.08)	—
Total distributions paid	(0.08)	—
Change in net asset value	1.21	(0.02)
Net asset value, end of period	$11.19	$9.98
Total return(d)	13.12%	(0.20%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$2,254	$1,995
Ratio of net expenses to average net assets	0.89%	0.89	%(e)
Ratio of net investment income (loss) to average net assets	1.94%	(0.89	%)(e)
Ratio of gross expenses to average net assets	9.03%	72.58	%(e)
Portfolio turnover rate(f)	68.89%	—	(d)

(a)	For the period from September 29, 2016, commencement of operations, to September 30, 2016.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM International Select Fund(a)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Net asset value, beginning of year	$19.94	$17.45	$19.23	$16.97	$13.06
Income (loss) from investment operations:
Net investment income(b)	0.30	0.19	0.08	0.11	0.19
Net realized and unrealized gains (losses) from investments	1.81	2.37	(1.09)	2.22	3.80
Total from investment operations	2.11	2.56	(1.01)	2.33	3.99
Less distributions paid:
From net investment income	(0.13)	(0.07)	(0.14)	(0.07)	(0.08)
From net realized gains	—	—	(0.63)	—	—
Total distributions paid	(0.13)	(0.07)	(0.77)	(0.07)	(0.08)
Change in net asset value	1.98	2.49	(1.78)	2.26	3.91
Net asset value, end of year	$21.92	$19.94	$17.45	$19.23	$16.97
Total return	10.72%	14.70%	(5.53%)	13.74%	30.71%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$6,081,384	$4,003,594	$2,837,805	$1,309,757	$593,021
Ratio of net expenses to average net assets	1.01%	1.01%	1.05%	1.05%	1.09%
Ratio of net investment income to average net assets	1.49%	1.04%	0.43%	0.61%	1.24%
Ratio of gross expenses to average net assets	1.01%	1.01%	1.05%	1.08%	1.10%
Ratio of expense recoupment to average net assets	—	—	0.01%	—	—
Portfolio turnover rate(c)	34.96%	107.37%	50.86%	61.20%	46.38%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class II
JOHCM International Select Fund(a)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Net asset value, beginning of year	$19.96	$17.48	$19.29	$17.03	$13.11
Income (loss) from investment operations:
Net investment income(b)	0.26	0.14	0.05	0.06	0.14
Net realized and unrealized gains (losses) from investments	1.81	2.37	(1.11)	2.24	3.83
Total from investment operations	2.07	2.51	(1.06)	2.30	3.97
Less distributions paid:
From net investment income	(0.10)	(0.03)	(0.12)	(0.04)	(0.05)
From net realized gains	—	—	(0.63)	—	—
Total distributions paid	(0.10)	(0.03)	(0.75)	(0.04)	(0.05)
Change in net asset value	1.97	2.48	(1.81)	2.26	3.92
Net asset value, end of year	$21.93	$19.96	$17.48	$19.29	$17.03
Total return	10.45%	14.37%	(5.77%)	13.51%	30.39%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$400,294	$297,486	$147,322	$31,601	$16,429
Ratio of net expenses to average net assets	1.27%	1.30%	1.30%	1.29%	1.34%
Ratio of net investment income to average net assets	1.29%	0.78%	0.27%	0.32%	0.91%
Ratio of gross expenses to average net assets	1.27%	1.30%	1.33%	1.29%	1.35%
Ratio of expense recoupment to average net assets	0.01%	—	0.01%	—	—
Portfolio turnover rate(c)	34.96%	107.37%	50.86%	61.20%	46.38%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM International Small Cap Equity Fund	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value, beginning of period	$10.64	$9.66	$10.20	$10.43
Income (loss) from investment operations:
Net investment income(b)	0.11	0.12	0.13	0.15
Net realized and unrealized gains (losses) from investments	2.13	0.97	(0.50)	(0.38)
Total from investment operations	2.24	1.09	(0.37)	(0.23)
Less distributions paid:
From net investment income	(0.13)	(0.11)	(0.10)	—
From net realized gains	—	—	(0.07)	—
Total distributions paid	(0.13)	(0.11)	(0.17)	—
Change in net asset value	2.11	0.98	(0.54)	(0.23)
Net asset value, end of period	$12.75	$10.64	$9.66	$10.20
Total return(c)	21.30%	11.44%	(3.72%)	(2.21%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$62,965	$43,997	$50,759	$42,640
Ratio of net expenses to average net assets	1.34%	1.34%	1.34%	1.34	%(d)
Ratio of net investment income to average net assets	0.97%	1.17%	1.25%	1.94	%(d)
Ratio of gross expenses to average net assets	1.36%	1.41%	1.39%	1.54	%(d)
Portfolio turnover rate(e)	16.01%	39.39%	30.64%	7.06	%(c)

(a)	For the period from January 2, 2014, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class II
JOHCM International Small Cap Equity Fund	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value, beginning of period	$10.70	$9.71	$10.17	$10.16
Income (loss) from investment operations:
Net investment income(b)	0.09	0.09	0.06	0.18
Net realized and unrealized gains (losses) from investments	2.15	1.00	(0.45)	(0.17)
Total from investment operations	2.24	1.09	(0.39)	0.01
Less distributions paid:
From net investment income	(0.11)	(0.10)	—	(—	)(c)
From net realized gains	—	—	(0.07)	—
Total distributions paid	(0.11)	(0.10)	(0.07)	—
Change in net asset value	2.13	0.99	(0.46)	0.01
Net asset value, end of period	$12.83	$10.70	$9.71	$10.17
Total return(d)	21.21%	11.28%	(3.87%)	0.11%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,230	$430	$449	$6,832
Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49	%(e)
Ratio of net investment income to average net assets	0.76%	0.94%	0.53%	1.96	%(e)
Ratio of gross expenses to average net assets	1.53%	1.63%	1.58%	1.73	%(e)
Portfolio turnover rate(f)	16.01%	39.39%	30.64%	7.06	%(d)

(a)	For the period from November 18, 2013, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM International Small Cap Equity Fund	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value, beginning of period	$10.64	$9.66	$10.19	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.14	0.13	0.14	0.18
Net realized and unrealized gains (losses) from investments	2.10	0.97	(0.50)	0.01
Total from investment operations	2.24	1.10	(0.36)	0.19
Less distributions paid:
From net investment income	(0.14)	(0.12)	(0.10)	(—	)(c)
From net realized gains	—	—	(0.07)	—
Total distributions paid	(0.14)	(0.12)	(0.17)	—
Change in net asset value	2.10	0.98	(0.53)	0.19
Net asset value, end of period	$12.74	$10.64	$9.66	$10.19
Total return(d)	21.37%	11.54%	(3.58%)	1.94%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$164,092	$75,799	$66,304	$51,592
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24	%(e)
Ratio of net investment income to average net assets	1.24%	1.29%	1.38%	1.68	%(e)
Ratio of gross expenses to average net assets	1.27%	1.28%	1.28%	1.73	%(e)
Portfolio turnover rate(f)	16.01%	39.39%	30.64%	7.06	%(d)

(a)	For the period from October 1, 2013, commencement of operations, to September 30, 2014.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM US Small Mid Cap Equity Fund	Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015(a)
Net asset value, beginning of period	$10.61		$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(—	)(c)	(0.01)	0.01
Net realized and unrealized gains (losses) from investments	2.06		1.21	(0.25)
Total from investment operations	2.06		1.20	(0.24)
Less distributions paid:
From net investment income	—		(0.03)	—
From net realized gains	(0.23)		(0.32)	—
Total distributions paid	(0.23)		(0.35)	—
Change in net asset value	1.83		0.85	(0.24)
Net asset value, end of period	$12.44		$10.61	$9.76
Total return(d)	19.64%		12.64%	(2.40%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$21		$11	$10
Ratio of net expenses to average net assets	1.09%		1.06%	0.99	%(e)
Ratio of net investment income (loss) to average net assets	(0.01%)		(0.09%)	0.01	%(e)
Ratio of gross expenses to average net assets	3.44%		3.86%	4.18	%(e)
Portfolio turnover rate(f)	39.98%		72.08%	93.31	%(d)

(a)	For the period from October 31, 2014, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM US Small Mid Cap Equity Fund	Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value, beginning of period	$10.63		$9.76		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.01		(—	)(c)	0.01
Net realized and unrealized gains (losses) from investments	2.06		1.22		(0.25)
Total from investment operations	2.07		1.22		(0.24)
Less distributions paid:
From net investment income	(—	)(c)	(0.03)		—
From net realized gains	(0.23)		(0.32)		—
Total distributions paid	(0.23)		(0.35)		—
Change in net asset value	1.84		0.87		(0.24)
Net asset value, end of period	$12.47		$10.63		$9.76
Total return(d)	19.71%		12.85%		(2.40%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$6,554		$5,479		$4,882
Ratio of net expenses to average net assets	0.99%		0.99%		0.99	%(e)
Ratio of net investment income (loss) to average net assets	0.10%		(0.02%)		0.01	%(e)
Ratio of gross expenses to average net assets	3.35%		3.74%		4.17	%(e)
Portfolio turnover rate(f)	39.98%		72.08%		93.31	%(d)

(a)	For the period from October 31, 2014, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). Effective March 31, 2017 the Trust was converted to a Delaware statutory trust. As an investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The Trust commenced operations on December 20, 2011. The JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “JOHCM Funds”) are each a diversified fund and series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. These financial statements and notes only relate to the JOHCM Funds.

Each JOHCM Fund, except for JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM International Select Fund and JOHCM US Small Mid Cap Equity Fund, is authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM International Select Fund is authorized to issue Class I Shares and Class II Shares. The JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund are authorized to issue four classes of shares: Class I Shares, Class II Shares, Class III Shares, and Institutional Shares. Each class is distinguished by the class-specific shareholder servicing and distribution (rule 12b-1) fees incurred. As of September 30, 2017, the following classes were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Asia Ex-Japan Equity Fund (“Asia	Class I Shares: June 26, 2014	to seek long-term capital appreciation
Ex-Japan Fund”)	Class II Shares: June 26, 2014
Institutional Shares: March 28, 2014
JOHCM Emerging Markets Opportunities Fund	Class I Shares: November 21, 2012	to seek long-term capital appreciation
(“Emerging Markets Fund”)	Class II Shares: December 18, 2013
Institutional Shares: November 21, 2012
JOHCM Emerging Markets Small	Class I Shares: January 28, 2016	to seek long-term capital appreciation
Mid Cap Equity Fund	Institutional Shares: December 17, 2014
(“Emerging Markets Small Mid Cap Fund”)
JOHCM Global Equity Fund	Class I Shares: March 22, 2013	to seek long-term capital appreciation
(“Global Equity Fund”)	Institutional Shares: March 22, 2013
JOHCM International Opportunities Fund	Institutional Shares: September 29, 2016	to achieve long-term total return by
(“International Opportunities Fund”)		investing in a concentrated portfolio
of international equity securities
JOHCM International Select Fund	Class I Shares: July 29, 2009	to seek long-term capital appreciation
(“International Select Fund”)	Class II Shares: March 31, 2010
JOHCM International Small Cap Equity Fund	Class I Shares: January 2, 2014	to seek long-term capital appreciation
(“International Small Cap Fund”)	Class II Shares: November 18, 2013
Institutional Shares: October 1, 2013
JOHCM US Small Mid Cap Equity Fund	Class I: October 31, 2014	to seek long-term capital appreciation
(“US Small Mid Cap Fund”)	Institutional Shares: October 31, 2014

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

Prior to November 18, 2013, the Emerging Markets Fund, Global Equity Fund, and International Select Fund, operated as the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, and JOHCM International Select Fund (the “Predecessor Funds” or “Scotia Funds”), each a separate series of Scotia Institutional Funds. The predecessor JOHCM International Select Fund was authorized to issue two classes of shares: Class I Shares and Class II Shares. The predecessor JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund were authorized to issue three classes of shares: Institutional Shares, Class I Shares and Class II Shares. Each class was distinguished by the class specific shareholder servicing fees incurred. On November 18, 2013, the Scotia Funds were reorganized into their respective JOHCM Fund, pursuant to a Plan of Reorganization approved by the Predecessor Funds’ Board of Trustees on August 1, 2013 (the “Reorganization”). At the time of Reorganization, each Scotia Fund transferred all of its assets to the corresponding JOHCM Fund in exchange for shares of the corresponding JOHCM Fund and the JOHCM Fund’s assumption of all the liabilities of the Scotia Fund. Upon closing of the Reorganization, holders of each Predecessor Fund’s Institutional Shares, Class I Shares and Class II Shares received shares of the corresponding JOHCM Fund. The Reorganization was tax-free.

Prior to the Reorganization, the Emerging Markets Fund, Global Equity Fund, and International Select Fund had no net assets or operations in the Trust, and therefore, activity shown in the Financial Highlights prior to the Reorganization represents operations and changes in net assets of the respective Scotia Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding JOHCM Fund for accounting and tax purposes.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A. Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

● Level 1 — quoted prices in active markets for identical assets

● Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2017 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asia Ex-Japan Fund
Common Stocks(1)	$327,719,288	$—	$—	$327,719,288
Total Investments	$327,719,288	$—	$—	$327,719,288
Emerging Markets Fund
Common Stocks(1)	$328,489,257	$—	$—	$328,489,257
Equity-Linked Securities(1)	—	3,564,643	—	3,564,643
Preferred Stocks(1)	4,040,456	—	—	4,040,456
Total Investments	$332,529,713	$3,564,643	$—	$336,094,356
Emerging Markets Small Mid Cap Fund
Common Stocks:
Thailand	$57,900	$176,484	$—	$234,384
All Other Common Stocks(1)	6,526,092	—	—	6,526,092
Equity-Linked Securities(1)	—	547,852	—	547,852
Preferred Stocks(1)	97,618	—	—	97,618
Total Investments	$6,681,610	$724,336	$—	$7,405,946
Global Equity Fund
Common Stocks(1)	$468,451,120	$—	$—	$468,451,120
Total Investments	$468,451,120	$—	$—	$468,451,120

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
International Opportunities Fund
Common Stocks(1)	$1,779,412	$—	$—	$1,779,412
Preferred Stocks(1)	53,579	—	—	53,579
Total Investments	$1,832,991	$—	$—	$1,832,991
International Select Fund
Common Stocks(1)	$5,641,839,585	$—	$—	$5,641,839,585
Preferred Stocks(1)	124,027,903	—	—	124,027,903
Total Investments	$5,765,867,488	$—	$—	$5,765,867,488
International Small Cap Fund
Common Stocks:
Thailand	$56,773	$6,406,648	$—	$6,463,421
All Other Common Stocks(1)	215,824,663	—	—	215,824,663
Preferred Stocks(1)	2,708,519	—	—	2,708,519
Total Investments	$218,589,955	$6,406,648	$—	$224,996,603
US Small Mid Cap Fund
Common Stocks(1)	$6,467,390	$—	$—	$6,467,390
Total Investments	$6,467,390	$—	$—	$6,467,390

(1) See investment countries in the Schedule of Investments

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2017 for the US Small Mid Cap Fund. The Asia Ex-Japan Fund, Emerging Markets Fund, Emerging Markets Small Mid Cap Fund, Global Equity Fund, International Opportunities Fund, International Select Fund, and International Small Cap Fund had transfers as follows:

Fund	Transfers from Level 2 to Level 1	Reason
Asia Ex-Japan Fund
Common Stocks	$217,727,882	Foreign equity securities were valued at unadjusted quoted market prices.
Emerging Markets Fund
Common Stocks	$214,861,077	Foreign equity securities were valued at unadjusted quoted market prices.
Preferred Stocks	4,040,456	Foreign equity securities were valued at unadjusted quoted market prices.
Emerging Markets Small Mid Cap Fund
Common Stocks	$1,525,849	Foreign equity securities were valued at unadjusted quoted market prices.
Global Equity Fund
Common Stocks	$150,461,055	Foreign equity securities were valued at unadjusted quoted market prices.
International Opportunities Fund
Common Stocks	$954,119	Foreign equity securities were valued at unadjusted quoted market prices.
International Select Fund
Common Stocks	$3,581,296,671	Foreign equity securities were valued at unadjusted quoted market prices.
International Small Cap Fund
Common Stocks	$150,061,400	Foreign equity securities were valued at unadjusted quoted market prices.
Preferred Stocks	2,708,519	Foreign equity securities were valued at unadjusted quoted market prices.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

At September 30, 2017, the Funds held equity-linked securities issued by counterparties as follows:

Fund	Counterparty	Fair value	% of Net Assets
Emerging Markets Fund	Merrill Lynch Intl & Co.	$3,564,643	1.0%
Emerging Markets Small Mid Cap Fund	CLSA Global Markets Pte Ltd.	496,706	6.6%
Emerging Markets Small Mid Cap Fund	Deutsche Bank A.G. London	51,146	0.6%

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gain (loss) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Funds’ securities and the price of the Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis. Expenses incurred which do not specifically relate to an individual JOHCM Fund are allocated among all Funds in the JOHCM Funds in proportion to each Fund’s relative net assets or other reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Funds’ federal tax returns filed for the fiscal years ended September 30, 2014 through September 30, 2016, as applicable, remain subject to examination by the Internal Revenue Service. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The JOHCM Emerging Markets Small Mid Cap Equity Fund paid $686 in capital gain taxes during the year. As of September 30, 2017, the JOHCM Emerging Markets Fund accrued $124,714 in estimated capital gain taxes based on the Fund’s current investments.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B. Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an investment management agreement (the “Agreement”) with JO Hambro Capital Management Limited (the “Adviser” or “JOHCM”) to provide investment management services to the Funds. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Adviser receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

Fund	Class	Advisory Fee	Expense Limitation
Asia Ex-Japan Fund	Class I	1.09%	1.39%
Asia Ex-Japan Fund	Class II	1.09%	1.54%
Asia Ex-Japan Fund	Institutional	1.09%	1.29%
Emerging Markets Fund	Class I	1.05%	1.39%
Emerging Markets Fund	Class II	1.05%	1.54%
Emerging Markets Fund	Institutional	1.05%	1.29%
Emerging Markets Small Mid Cap Fund	Class I	1.30%	1.64%
Emerging Markets Small Mid Cap Fund	Institutional	1.30%	1.54%
Global Equity Fund	Class I	0.95%	1.18%
Global Equity Fund	Institutional	0.95%	1.08%
International Opportunities Fund	Institutional	0.75%	0.89%
International Select Fund	Class I	0.89%	1.05%
International Select Fund	Class II	0.89%	1.30%
International Small Cap Fund	Class I	1.05%	1.34%
International Small Cap Fund	Class II	1.05%	1.49%
International Small Cap Fund	Institutional	1.05%	1.24%
US Small Mid Cap Fund	Class I	0.85%	1.09%
US Small Mid Cap Fund	Institutional	0.85%	0.99%

The expense limitation is effective until January 28, 2018. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

JOHCM (USA) Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to the International Small Cap Fund and US Small Cap Fund. For its services, the Sub-Adviser is paid a fee of 1.05% and 0.85%, based on average daily net assets of the International Small Cap Fund and US Small Cap Fund, respectively, by the Adviser.

For the year ended September 30, 2017, the JOHCM Funds incurred advisory fees payable to JOHCM, expense waivers/reimbursements from JOHCM, and paid expense recoupments to JOHCM as follows:

Fund	Advisory Fee to JOHCM	Expenses Reduced by JOHCM	Advisory Fees Recouped by JOHCM
Asia Ex-Japan Fund	$3,524,198	$41,298	$—
Emerging Markets Fund	2,353,134	—	30,841
Emerging Markets Small Mid Cap Fund	85,347	181,199	—
Global Equity Fund	4,417,779	—	5,000
International Opportunities Fund	15,323	56,038	—
International Select Fund	45,959,333	—	42,217
International Small Cap Fund	1,726,755	25,988	—
US Small Mid Cap Fund	51,659	20,930	—

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

The balances of recoverable expenses to JOHCM by Fund at September 30, 2017 were as follows:

For the:	Expiring	Asia Ex- Japan Fund	Emerging Markets Fund	Emerging Markets Small Mid Cap Fund	Global Equity Fund	International Opportunities Fund	International Select Fund	International Small Cap Fund	US Small Mid Cap Fund
Year ended September 30, 2015	September 30, 2018	$91,967	$71,008	$134,334	$63,544	$—	$—	$46,544	$143,160
Year ended September 30, 2016	September 30, 2019	55,129	138	160,453	72,465	783	—	38,646	19,823
Year ended September 30, 2017	September 30, 2020	41,298	—	181,199	—	56,038	—	25,988	20,930

Balances of Recoverable Expenses to the Adviser		$188,394	$71,146	$475,986	$136,009	$56,821	$—	$111,178	$183,913

BHIL Distributors, LLC (“Distributor”) provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor a stated annual fee, basis points and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $135,000 per fund relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds. Fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations. Northern Trust has agreed to voluntarily waive its minimum fees. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statement of Operations.

For the year ended September 30, 2017, Northern Trust made expense waivers as follows:

Fund	Expenses Waived by Northern Trust
Asia Ex-Japan Fund	$—
Emerging Markets Fund	—
Emerging Markets Small Mid Cap Fund	5,245
Global Equity Fund	—
International Opportunities Fund	110,477
International Select Fund	—
International Small Cap Fund	21,123
US Small Mid Cap Fund	122,630

Foreside Management Services, LLC (“Foreside”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Funds pursuant to a written agreement, including providing certain officers to the Funds, and performing certain regulatory administrative services. The Funds have agreed to pay Foreside a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the JOHCM Funds pursuant to a written agreement between the JOHCM Funds and Carne, including providing the Risk Officer to the JOHCM Funds to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The JOHCM Funds have agreed to pay Carne an annual fee of $40,000 for the first fund and an additional $5,000 per fund thereafter for these services, and reimburse for certain expenses incurred on behalf of the JOHCM Funds. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statements of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Through March 31, 2017, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $51,000 and reimbursement for certain expenses. Effective April 1, 2017, the Trust pays an annual retainer of $80,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2017, the aggregate Trustee compensation paid by the Trust was $196,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statements of Operations.

During the year ended September 30, 2017, certain of the Funds engaged in security transactions with other entities managed by the Funds’ Adviser, or an affiliate of the Adviser, as follows:

Fund	Aggregate Amount of Purchases	Aggregate Amount of Sells
Asia Ex-Japan Fund	$191,342	$848,900
Emerging Markets Fund	—	1,087,184
Global Equity Fund	1,184,270	9,025,292
International Select Fund	80,432,037	2,259,599
International Small Cap Fund	—	999,239

During the year, the Adviser determined that these trades, and certain affiliated security trades transacted in prior years, were not executed in compliance with certain provisions of Rule 17a-7 under the 1940 Act. Subsequent to September 30, 2017, the Adviser completed an analysis of these transactions and determined the impact, if any, to each of the Funds. As a result of that analysis, the Adviser will make a one-time reimbursement to offset any unfavorable impact the transactions may have had to the each of the Funds, as applicable. Such reimbursements will be less than $0.01 per share to each of the Funds.

C. Rule 12b-1 Plan

The JOHCM Funds adopted an amended plan under Rule 12b-1 that is applicable to Class I, Class II and Class III Shares of all JOHCM Funds, except Class I Shares of the JOHCM International Select Fund, to pay for certain distribution and promotion activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection therewith at annual rates of 0.10%, 0.25%, and 0.50% of the average daily net assets of the outstanding Class I Shares, Class II Shares and Class III Shares, respectively. Total fees paid pursuant to these agreements are reflected as “12b-1 Fees” on the Statements of Operations.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

D.	Investment Transactions

For the year ended September 30, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Asia-Ex Japan Fund	$155,754,143	$178,649,073
Emerging Markets Fund	207,629,059	48,955,128
Emerging Markets Small Mid Cap Fund	11,337,655	11,400,009
Global Equity Fund	256,078,824	226,596,551
International Opportunities Fund	1,137,900	1,182,161
International Select Fund	2,859,969,084	1,633,615,629
International Small Cap Fund	98,843,728	26,298,681
US Small Mid Cap Fund	2,380,047	2,363,522

E.	Federal Income Tax

As of September 30, 2017, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asia Ex-Japan Fund	$270,923,971	$68,417,859	$(11,622,542)	$56,795,317
Emerging Markets Fund.	288,356,133	53,540,983	(5,802,760)	47,738,223
Emerging Markets Small Mid Cap Fund	6,120,674	1,418,056	(132,784)	1,285,272
Global Equity Fund	376,502,513	97,557,513	(5,608,906)	91,948,607
International Opportunities Fund	1,697,045	165,852	(29,906)	135,946
International Select Fund	4,833,018,772	989,583,323	(56,734,607)	932,848,716
International Small Cap Fund	192,690,733	37,118,695	(4,812,825)	32,305,870
US Small Mid Cap Fund	5,523,818	1,185,109	(241,537)	943,572

The tax character of distributions paid by the Funds during the latest tax years ended September 30, 2017 and 2016 were as follows:

	Distributions From
Fund	Ordinary Income* 2017	Long-Term Capital Gains 2017	Ordinary Income* 2016	Long-Term Capital Gains 2016
Asia Ex-Japan Fund	$1,939,833	$—	$815,820	$—
Emerging Markets Fund	1,141,096	—	3,147,104	1,079,156
Emerging Markets Small Mid Cap Fund	118,966	—	224,645	—
Global Equity Fund	1,081,492	—	—	—
International Opportunities Fund	16,800	—	—	—
International Select Fund	29,236,474	—	10,603,421	—
International Small Cap Fund	1,549,475	—	1,458,827	—
US Small Mid Cap Fund	18,243	101,632	174,836	—

* Ordinary income includes short-term capital gains, if any.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

As of the latest tax year ended September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	Asia Ex-Japan Fund	Emerging Markets Fund	Emerging Markets Small Mid Cap Fund	Global Equity Fund	International Opportunities Fund	International Select Fund	International Small Cap Fund	US Small Mid Cap Fund
Undistributed Ordinary Income	$1,598,413	$4,717,662	$355,881	$2,061,116	$111,678	$79,801,139	$1,776,143	$72,221
Undistributed Long- Term Capital Gains	4,087,213	3,809,903	465,856	—	—	—	1,724,270	285,540
Accumulated Capital and Other Losses	—	—	—	(21,692,489)	—	(145,245,936)	—	—
Unrealized Appreciation (Depreciation)	56,794,605	47,614,969	1,285,347	91,958,999	135,985	933,146,168	32,311,328	943,574
Total Accumulated Earnings (Deficit)	$62,480,231	$56,142,534	$2,107,084	$72,327,626	$247,663	$867,701,371	$35,811,741	$1,301,335

As of the tax year ended September 30, 2017, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Global Equity Fund*	$(21,692,489)	$—
International Select Fund	(145,245,936)	—

*	A portion of the capital loss carryforward may be subject to limitations under Section 382 of the Internal Revenue Service Code, and is available to the extent by tax law to offset future net capital gains, if any.

Primarily as a result of differing book/tax treatment of foreign currency transactions, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2017, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Portfolio	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) from Investment Transactions	Paid-in Capital
Asia Ex-Japan Fund	$(18,772)	$18,772	$—
Emerging Markets Fund	(192,208)	192,208	—
Emerging Markets Small Mid Cap Fund	32,544	(32,544)	—
Global Equity Fund	48,120	(48,120)	—
International Opportunities Fund	17,759	(10,272)	(7,487)
International Select Fund	(2,201,638)	2,201,638	—
International Small Cap Fund	(92,436)	92,436	—
US Small Mid Cap Equity Fund	(8)	8	—

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

F.	Capital Share Transactions

Transactions in dollars for common stock for the year ended September 30, 2017, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestment of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Asia Ex-Japan Fund	Class I	$4,859,896	$122,314	$(8,184,697)	$(3,202,487)
Asia Ex-Japan Fund	Class II	413,502	2,384	(421,536)	(5,650)
Asia Ex-Japan Fund	Institutional	140,164,005	866,477	(152,579,932)	(11,549,450)
Emerging Markets Fund	Class I	40,513,097	189,803	(9,136,014)	31,566,886
Emerging Markets Fund	Class II	4,895,015	15,572	(1,857,699)	3,052,888
Emerging Markets Fund	Institutional	147,960,223	859,151	(26,383,634)	122,435,740
Emerging Markets Small
Mid Cap Fund	Class I	220,304	1,636	(239,672)	(17,732)
Emerging Markets Small
Mid Cap Fund	Institutional	—	99,482	—	99,482
Global Equity Fund	Class I	83,710,191	338,378	(64,243,708)	19,804,861
Global Equity Fund	Institutional	18,500,715	537,492	(5,897,213)	13,140,994
International Opportunities Fund	Institutional	—	14,280	—	14,280
International Select Fund	Class I	2,316,145,497	18,772,569	(789,427,655)	1,545,490,411
International Select Fund	Class II	164,798,966	1,466,871	(104,402,902)	61,862,935
International Small Cap Fund	Class I	12,356,741	520,149	(3,795,494)	9,081,396
International Small Cap Fund	Class II	1,088,949	5,156	(408,493)	685,612
International Small Cap Fund	Institutional	73,735,399	690,376	(9,348,028)	65,077,747
US Small Mid Cap Fund	Class I	7,010	374	—	7,384
US Small Mid Cap Fund	Institutional	—	116,768	—	116,768

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

Transactions in shares of common stock for the year ended September 30, 2017, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Asia Ex-Japan Fund	Class I	451,951	12,610	(761,689)	(297,128)
Asia Ex-Japan Fund	Class II	40,163	246	(39,673)	736
Asia Ex-Japan Fund	Institutional	12,641,694	89,328	(13,869,712)	(1,138,690)
Emerging Markets Fund	Class I	3,926,526	20,744	(889,417)	3,057,853
Emerging Markets Fund	Class II	453,299	1,702	(175,530)	279,471
Emerging Markets Fund	Institutional	13,799,432	93,794	(2,368,270)	11,524,956
Emerging Markets Small
Mid Cap Fund	Class I	18,619	156	(20,652)	(1,877)
Emerging Markets Small
Mid Cap Fund	Institutional	—	9,529	—	9,529
Global Equity Fund	Class I	6,385,956	26,211	(4,629,582)	1,782,585
Global Equity Fund	Institutional	1,351,257	41,569	(424,623)	968,203
International Opportunities Fund	Institutional	—	1,514	—	1,514
International Select Fund	Class I	115,376,221	1,021,915	(39,768,556)	76,629,580
International Select Fund	Class II	8,399,927	79,634	(5,128,797)	3,350,764
International Small Cap Fund	Class I	1,089,566	50,995	(337,673)	802,888
International Small Cap Fund	Class II	92,857	502	(37,578)	55,781
International Small Cap Fund	Institutional	6,514,805	67,817	(831,512)	5,751,110
US Small Mid Cap Fund	Class I	612	33	—	645
US Small Mid Cap Fund	Institutional	—	10,324	—	10,324

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

Transactions in dollars for common stock for the year ended September 30, 2016, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestment of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Asia Ex-Japan Fund	Class I	$17,882,560	$97,300	$(12,851,763)	$5,128,097
Asia Ex-Japan Fund	Class II	2,993,796	2,228	(3,113,070)	(117,046)
Asia Ex-Japan Fund	Institutional	137,969,583	422,259	(26,815,015)	111,576,827
Emerging Markets Fund	Class I	31,862,940	57,536	(5,322,860)	26,597,616
Emerging Markets Fund	Class II	5,043,121	123,557	(4,070,126)	1,096,552
Emerging Markets Fund	Institutional	39,696,632	4,007,268	(9,180,900)	34,523,000
Emerging Markets Small Mid Cap Fund	Class I	140,464	—	—	140,464
Emerging Markets Small Mid Cap Fund	Service Class	10	4,572	(106,286)	(101,704)
Emerging Markets Small Mid Cap Fund	Institutional	—	187,167	—	187,167
Global Equity Fund	Class I	107,454,605	—	(18,527,846)	88,926,759
Global Equity Fund	Institutional	108,096,770	—	(45,013,925)	63,082,845
International Opportunities Fund	Institutional	2,000,000	—	—	2,000,000
International Select Fund	Class I	1,660,706,834	6,746,401	(976,665,178)	690,788,057
International Select Fund	Class II	212,146,874	184,412	(93,697,706)	118,633,580
International Small Cap Fund	Class I	12,419,760	595,189	(24,797,793)	(11,782,844)
International Small Cap Fund	Class II	178,032	3,997	(240,337)	(58,308)
International Small Cap Fund	Institutional	11,339,570	549,584	(9,675,981)	2,213,173
US Small Mid Cap Fund	Class I	10	297	—	307
US Small Mid Cap Fund	Institutional	—	148,314	—	148,314

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

Transactions in shares for common stock for the year ended September 30, 2016, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Asia Ex-Japan Fund	Class I	1,850,754	10,210	(1,355,678)	505,286
Asia Ex-Japan Fund	Class II	317,890	234	(328,078)	(9,954)
Asia Ex-Japan Fund	Institutional	14,794,303	44,355	(2,591,333)	12,247,325
Emerging Markets Fund	Class I	3,460,370	6,523	(575,774)	2,891,119
Emerging Markets Fund	Class II	565,178	14,009	(473,749)	105,438
Emerging Markets Fund	Institutional	4,775,057	453,824	(999,344)	4,229,537
Emerging Markets Small Mid Cap Fund	Class I	12,521	—	—	12,521
Emerging Markets Small Mid Cap Fund	Service	1	460	(11,201)	(10,740)
Emerging Markets Small Mid Cap Fund	Institutional	—	18,795	—	18,795
Global Equity Fund	Class I	9,016,438	—	(1,462,713)	7,553,725
Global Equity Fund	Institutional	8,422,633	—	(3,559,510)	4,863,123
International Opportunities Fund	Institutional	200,000	—	—	200,000
International Select Fund	Class I	91,717,314	383,101	(53,974,325)	38,126,090
International Select Fund	Class II	11,630,721	10,436	(5,166,666)	6,474,491
International Small Cap Fund	Class I	1,269,494	61,171	(2,450,056)	(1,119,391)
International Small Cap Fund	Class II	17,594	409	(24,126)	(6,123)
International Small Cap Fund	Institutional	1,183,180	56,542	(979,740)	259,982
US Small Mid Cap Fund	Class I	1	31	—	32
US Small Mid Cap Fund	Institutional	—	15,369	—	15,369

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

G.   Concentration of Ownership

A significant portion of the Funds’ shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategy.

In addition, as of September 30, 2017, the Adviser held outstanding shares of the Funds as follows:

Fund	Class	% Ownership
Asia Ex-Japan Fund	Class I	1.0
Asia Ex-Japan Fund	Class II	42.4
Asia Ex-Japan Fund	Institutional	0.8
Emerging Markets Small Mid Cap Fund	Class I	9.9
Emerging Markets Small Mid Cap Fund	Institutional	100.0
International Opportunities Fund	Institutional	100.0
International Small Cap Fund	Class I	0.2
International Small Cap Fund	Institutional	5.2
US Small Mid Cap Fund	Class I	62.7
US Small Mid Cap Fund	Institutional	100.0

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund (each a portfolio of Advisers Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (or for the JOHCM International Opportunities Fund for the year ended September 30, 2017 and for the period September 29, 2016 (commencement of operations) through September 30, 2016) and the financial highlights for each of the periods ended September 30, 2017, 2016, 2015 and 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions. The financial highlights of JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund and JOHCM International Select Fund for the periods ended September 30, 2013 were audited by other auditors whose report dated November 25, 2013, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, IL

November 21, 2017

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2017 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2017 and held for the entire period through September 30, 2017.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Actual Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	^Expenses Paid 4/1/17–9/30/17
Asia Ex-Japan Fund	Class I	1.39%	$1,000.00	$1,112.60	$7.47
Asia Ex-Japan Fund	Class II	1.54%	1,000.00	1,112.00	8.26
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	1,113.50	6.94
Emerging Markets Fund	Class I	1.39%	1,000.00	1,151.10	7.60
Emerging Markets Fund	Class II	1.54%	1,000.00	1,150.10	8.41
Emerging Markets Fund	Institutional	1.29%	1,000.00	1,151.80	7.07
Emerging Markets Small Mid Cap Fund	Class I	1.64%	1,000.00	1,163.20	8.89
Emerging Markets Small Mid Cap Fund	Institutional	1.54%	1,000.00	1,164.00	8.35
Global Equity Fund	Class I	1.18%	1,000.00	1,089.80	6.18
Global Equity Fund	Institutional	1.08%	1,000.00	1,090.40	5.66
International Opportunities Fund	Institutional	0.89%	1,000.00	1,123.50	4.74
International Select Fund	Class I	1.01%	1,000.00	1,094.90	5.30
International Select Fund	Class II	1.28%	1,000.00	1,093.80	6.72
International Small Cap Fund	Class I	1.33%	1,000.00	1,146.60	7.16
International Small Cap Fund	Class II	1.48%	1,000.00	1,146.60	7.96
International Small Cap Fund	Institutional	1.23%	1,000.00	1,147.70	6.62
US Small Mid Cap Fund	Class I	1.09%	1,000.00	1,052.40	5.61
US Small Mid Cap Fund	Institutional	0.99%	1,000.00	1,053.20	5.10

^	Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2017 (Unaudited)

Hypothetical Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	^Expenses Paid 4/1/17–9/30/17
Asia Ex-Japan Fund	Class I	1.39%	$1,000.00	$1,018.00	$7.13
Asia Ex-Japan Fund	Class II	1.54%	1,000.00	1,017.25	7.89
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	1,018.50	6.63
Emerging Markets Fund	Class I	1.39%	1,000.00	1,018.00	7.13
Emerging Markets Fund	Class II	1.54%	1,000.00	1,017.25	7.89
Emerging Markets Fund	Institutional	1.29%	1,000.00	1,018.50	6.63
Emerging Markets Small Mid Cap Fund	Class I	1.64%	1,000.00	1,016.85	8.29
Emerging Markets Small Mid Cap Fund	Institutional	1.54%	1,000.00	1,017.35	7.79
Global Equity Fund	Class I	1.18%	1,000.00	1,019.15	5.97
Global Equity Fund	Institutional	1.08%	1,000.00	1,019.65	5.47
International Opportunities Fund	Institutional	0.89%	1,000.00	1,020.61	4.51
International Select Fund	Class I	1.01%	1,000.00	1,020.00	5.11
International Select Fund	Class II	1.28%	1,000.00	1,018.65	6.48
International Small Cap Fund	Class I	1.33%	1,000.00	1,018.40	6.73
International Small Cap Fund	Class II	1.48%	1,000.00	1,017.65	7.49
International Small Cap Fund	Institutional	1.23%	1,000.00	1,018.90	6.23
US Small Mid Cap Fund	Class I	1.09%	1,000.00	1,019.60	5.52
US Small Mid Cap Fund	Institutional	0.99%	1,000.00	1,020.10	5.01

^	Hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.	Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2017 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2016:

Fund	QDI Percentage
Asia Ex-Japan Fund	100.00%
Emerging Markets Fund	100.00%
Emerging Markets Small Mid Cap Fund	38.92%
Global Equity Fund	100.00%
International Opportunities Fund	71.44%
International Select Fund	100.00%
International Small Cap Fund	100.00%
US Small Mid Cap Fund	3.46%

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2017 (Unaudited)

C.	Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage
Global Equity Fund	96.96%
US Small Mid Cap Fund	3.46%

D.	Foreign Tax Credit

The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
Asia Ex-Japan Fund	$0.0209	$0.0863
Emerging Markets Fund	$0.0202	$0.1149
Emerging Markets Small Mid Cap Fund	$0.0225	$0.0732
Global Equity Fund	$0.0111	$0.0662
International Opportunities Fund	$0.0166	$0.2181
International Select Fund	$0.0354	$0.2967
International Small Cap Fund	$0.0211	$0.1314

E.	Board Approval of Investment Advisory and Sub-Advisory Agreements

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and JO Hambro Capital Management (the “Adviser”) with respect to the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia ex-Japan Equity Fund, JOHCM US Small Mid Cap Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM International Opportunities Fund (each a “Fund” and collectively the “Funds”), and the Investment Sub-Advisory Agreement between the Adviser and JOHCM (USA) Inc. (the “Sub-Adviser”) with respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund, be approved by a majority the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement (together, the “Agreements”) to determine whether the Agreements are fair to the Funds and their shareholders. The Board considered and approved the Investment Advisory Agreement for the Funds and the Investment Sub-Advisory Agreement for the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund at an in-person meeting held on September 19, 2017.

The Board requested, and the Adviser and Sub-Adviser, as appropriate, provided, information and data relating to: (i) the investment performance of the Funds; (ii) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Funds; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels will reflect these economies of scale to the benefit of the Funds’ shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser (“JOHCM Similar Accounts”) and funds in the comparable Morningstar category; (vii) the Funds’ expense ratios and the expense ratios of funds in the comparable Morningstar category; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser, Sub-Adviser and other service providers.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2017 (Unaudited)

The Trustees reviewed the materials regarding the Funds supplied by the Adviser and Sub-Adviser. The Board gave careful consideration to the nature and quality of the services provided by the Adviser and the Sub-Adviser. The Trustees received an overview of the Adviser’s advisory business and personnel providing services to the Funds. The Trustees considered and discussed information from the Adviser regarding succession planning at the Adviser in general and in more specific terms relating to key personnel and the investment teams providing the services to the Funds. The Board noted that a copy of the Adviser’s and Sub-Adviser’s Form ADV, Annual Report for the year ended September 30, 2016, and Code of Ethics were included in the Board materials. The Board also reviewed the investment processes that will be used by the investment teams managing the Funds as well as the Adviser’s process for selecting investment teams. The Board also reviewed the (i) policies of the Adviser with respect to the selection of broker-dealers for portfolio transactions, (ii) Adviser’s compliance program, with particular emphasis on investment guideline monitoring, (iii) material litigation or administrative actions involving the Adviser or any of its affiliates, (iv) Adviser’s insurance coverage, and (v) Adviser’s business continuity/disaster recovery plan and privacy and information security policies and procedures. The Board noted that the Sub-Adviser is a wholly-owned subsidiary of the Adviser, shares certain employees, officers and directors with the Adviser, and has adopted the Adviser’s policies and procedures, including the Adviser’s Code of Ethics, business continuity/disaster recovery plan and privacy and information security policies and procedures. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser and the Sub-Adviser.

The Board reviewed each Fund’s performance for the periods from inception through June 30, 2017, comparing the performance (net of fees) to relevant benchmarks and representative groups of investment companies with comparable objectives and strategies that are deemed to be competitors (“Peer Groups”). The Board noted that the some of the Funds outperformed the benchmark and the respective Peer Group (both average and median) for the time periods shown, while other Funds underperformed. A representative of the Adviser discussed the reasons for the underperformance. The Board also reviewed the performance of the Funds in relation to the performance of the JOHCM Similar Accounts, noting that the relative performance of the JOHCM Funds does not vary significantly from the corresponding JOHCM Similar Account that is managed by the same team using the same investment process and same philosophy and objectives, and that any differentials are due to the fee differentials and fund structure. After considering the information presented, the Board expressed satisfaction with the performance of the Funds.

The Board reviewed the advisory fee to be paid by each Fund and the total operating expenses of each Fund. The Board noted that the Adviser receives management fees ranging from 0.75% to 1.30% of the average daily net assets. The Board reviewed the investment advisory fees paid by each Fund in comparison to the funds within a comparable Morningstar category, noting that each Fund’s management fee is within the Morningstar category range. The Board also reviewed the advisory fees paid to the Adviser by the JOHCM Similar Accounts, noting that the advisory fees for the Funds that are managed by the same team using the same investment process with the same philosophy and objective were in line with the advisory fees for the corresponding JOHCM Similar Account. With respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund, the Board noted that the entire advisory fee is passed-through to the Sub-Adviser.

With respect to total annual operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit each Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to the specified percentage of average daily net assets of each class of shares of each Fund, as set forth in the Board materials. The Board noted that the current agreement to waive fees and/or reimburse expenses cannot be terminated until January 28, 2018, at which time the Adviser will determine whether to renew or revise the agreement. The Board noted the Adviser’s representation in the Board materials that each Fund’s total annual operating expenses, as shown, are competitive with the respective Morningstar category. After considering the comparative data as described above, and the anticipated renewal of the Expense Limitation Agreement for the period to end January 28, 2019, the Board concluded that the advisory fees and expense ratios were reasonable.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2017 (Unaudited)

In reviewing the profits to be realized by the Adviser in connection with its management of the Funds, the Board reviewed the information supplied by the Adviser in the Board materials. The Board noted that the Adviser achieved a consolidated operating profit margin of approximately 50% for the year ended June 30, 2017. With respect to the profitability of each Fund, the Board noted that where scale has been achieved, the profitability is consistent with the firm’s pre-tax profit margin. For funds launched in the last few years, the Board noted that the Adviser expects that as these Funds continue to grow and reach scale, their respective profit margins will increase to be consistent with the firm’s overall profitability. The Board noted that certain of the Funds that launched most recently show losses as expected, but the Adviser will continue to support these particular Funds until they reach scale.

With respect to economies of scale, the Trustees considered the Funds’ marketing and distribution plans, capacity, and breakeven points. The Trustees noted that when the Adviser launches a strategy, the investment team is responsible for determining the capacity limit, which is reviewed annually. Once this pre-determined size limit is reached, the strategy is closed to new investors, giving the team the conditions to continue to deliver and sustain outperformance and stay focused on the interests of investors. This practice is evidenced by the soft closure of certain Funds. The Trustees considered that other than the advisory fee, JOHCM derives no other fees/benefits from the Funds, and does not use “broker refunds” or “soft commissions” but instead uses commission sharing arrangements to ensure that clients benefit from best execution while allowing portfolio managers the flexibility to purchase research from a variety of brokers and independent research providers.

In reaching its conclusions, with respect to each Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement were fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Funds and the benefits received by the Adviser, that the compensation payable by the Adviser under the Investment Sub-Advisory Agreement with respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund is fair and reasonable in light of the services to be provided (and assumption of related expenses), and that approval of the Agreements would be in the best interests of the Funds, as applicable.

F.	Special Meeting of Shareholders

In connection with the a change in ownership of J O Hambro Capital Management Limited (“JOHCM”) and JOHCM (USA) Inc. (“JOHCM USA”), a Special Meeting of Shareholders of the JOHCM Funds was held on August 31, 2017 and September 21, 2017, as applicable, to:

1.	Approve a new investment advisory agreement between Advisers Investment Trust, on behalf of the JOHCM Funds, and JOHCM, the investment adviser to the JOHCM Funds, and

2.	Approve a new sub-advisory agreement between JOHCM, on behalf of the JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund, and JOHCM USA by shareholders of each of the applicable JOHCM Funds.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

The number of votes for, against and abstained were as follows:

Fund	Votes For	Votes Against	Votes Abstained
Asia Ex-Japan Fund – Proposal 1	17,374,873	—	—
Emerging Markets Opportunities Fund – Proposal 1	19,077,172	8,212	107,600
Emerging Markets Small Mid Cap Equity Fund – Proposal 1	529,379	—	—
Global Equity Fund – Proposal 1	20,885,534	8,006	117,942
International Opportunities Fund – Proposal 1	201,514	—	—
International Select Fund – Proposal 1	195,710,376	180,923	1,195,665
International Small Cap Fund
– Proposal 1	7,758,139	71,484	669,583
– Proposal 2	7,754,716	70,974	673,516
US Small Mid Cap Equity Fund
– Proposal 1	527,368	—	—
– Proposal 2	527,368	—	—

The proposals were approved as proposed.

G.  Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at http://www.sec.gov.

The Funds file a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

H. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present Chairperson, Diamond Hill Funds 2014 to present	14	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July 2011 to present	President, Vadar Capital LLC, 2008 to present	14	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ Julys 2011 to present	Retired since 2013; President and CEO of 14 the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014	14	Boston Trust & Walden Funds

[1]	The mailing address of each Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

[2]	The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker(3) Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present	14	PAF Transportation

Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	14	None

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Director, JOHCM (USA) Inc., June 2014 to present; Adviser, Wanzenburg Partners LLC, 2012-2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010-2012	N/A	N/A

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/ December 2016 to present

Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Tributary Funds, Inc., 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2012–2015.

				N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A

Dana Gentile Year of Birth: 1962	Vice President & Secretary	Indefinite/ July 2017 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present, Managing Director, Beacon Hill Fund Services, Inc., 2016; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President Citi Fund Services Ohio, Inc., 1987 to 2013; Secretary of Advisers Investment Trust, 2013 to present	N/A	N/A

Jennifer L. Gorham Year of Birth: 1981	Assistant Secretary	Indefinite/ March 2017 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, 2015 to 2016; Paralegal, Red Capital Group, LLC, 2011 to 2015	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present; Vice President of Advisers Investment Trust, 2012 to 2017	N/A	N/A

[1]	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.
[2]	The Trust consists of the various series of Advisers Investment Trust.
[3]	On July 27, 2017 the Board appointed Mr. Whitaker to the Board of Trustees.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-260-9549.

JOHCM Funds
Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

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Investment Adviser

J O Hambro Capital Management Limited
Ryder Court, Ground Floor
14 Ryder Street
London SW1Y6QB, United Kingdom

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2017

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2017

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SHAREHOLDER LETTER
September 30, 2017

Dear Shareholder:

We are pleased to present to shareholders the 2017 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2017.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan

President

Advisers Investment Trust

1

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Performance Update

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2017

Average Annual Total Returns as of September 30, 2017

	One Year	Since Inception
River Canyon Total Return Bond Fund – Institutional Shares	6.41%	5.80%
Barclays U.S. Aggregate Bond Index	0.07%	2.35%

The Institutional Shares Gross and Net Annual Operating Expense Ratio are 2.12% and 0.71%, respectively, as per the most recent Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund to limit expenses to 0.65% until January 28, 2018, which is exclusive of the Acquired Fund Fees and Expenses reflected in the Prospectus.

Data as at September 30, 2017. The Inception date of the Fund is December 30, 2014. The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 800-245-0371 or 312-557-0164.

The Fund’s benchmark for performance comparison purposes is the Barclays U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of

2

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Fund Commentary (Fiscal year as of September 30, 2017)

Fiscal year 2017 started with a rising tide in populism rooted in national security concerns and a desire to control borders. Most notably, the Brexit referendum vote passed and Donald Trump won the US presidential election. However, despite many unexpected events during the fiscal year, volatility in the markets remained remarkably subdued and global risk asset returns were robust.

The surprise election of Donald Trump drove up inflation expectations and interest rates as investors expected the new administration to pursue pro-growth policies. The Federal Reserve indicated only three hikes during the year in their guidance. The 10-year Treasury yield rose sharply after the election and reached a peak of 2.62% on March 13th as a higher inflation premium was built into the term structure. Investors’ inflation expectations soon waned, however, as the Trump administration struggled to gain any major legislative wins. Price and economic data showed signs of fatigue as well, leading to a reversal of inflation expectations. The 10-year eventually settled at 2.33% and the end of the fiscal year.

While data showed the US economy softening, the UK and Europe economies strengthened and led to a more hawkish change in tone out of the Bank of England and the ECB. These factors, combined with skepticism regarding the US government’s ability to pass a grand bargain fiscal stimulus package, put downward pressure on the USD and maintained a rally in international equities.

US equities also had an impressive run, posting gains in 19 of the previous 20 quarters at the end of the fiscal year. Volatility, meanwhile, remained at historic lows with the VIX dropping to single digits in early May despite elevated valuations, geopolitical risks, and a more hawkish Federal Reserve.

Treasury yields and changes along the term structure are detailed in the table below:

Treasury Yield
	9/30/2016	9/29/2017	Change (bps)
3 MONTH	0.28	1.05	77.30
6 MONTH	0.43	1.19	76.00
1 YEAR	0.59	1.29	70.60
2 YEAR	0.76	1.49	72.20
3 YEAR	0.88	1.62	74.80
5 YEAR	1.15	1.94	78.70
7 YEAR	1.42	2.17	74.70
10 YEAR	1.60	2.33	73.90
30 YEAR	2.32	2.86	54.40

3

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

The River Canyon Total Return Bond Fund (the “Fund” or “RCTIX”) continued to be conservatively positioned over the fiscal year ending September 30, 2017, specifically in regards to interest rate risk. Very low nominal interest rates across the US Treasury curve along with tight IG spreads prompted a more defensive portfolio management style and a high cash allocation in the Fund in lieu of longer duration investment grade exposure. This approach was successful as yields rose significantly, with the 10yr US Treasury yield rising 74 basis points over the period to 2.33%, and, along with the disproportionately higher yield on the remainder of its portfolio, led the Fund to significantly outperform the BarCap Aggregate Index. The Fund posted a return of 6.41% while the BarCap Aggregate Index returned 0.07%, an outperformance of 634 basis points.

From time-to-time, the Fund has utilized the highly liquid Agency mortgage TBA market as an effective duration management tool. During episodes of sharply declining rates, short TBA positions were utilized to benefit from any subsequent rebound in rates and during bouts of increasing longer-term yields, TBA positions have been used to add duration and mortgage spread exposure in the portfolio. This strategy has been accretive to returns and an effective liquid interest rate exposure management mechanism.

4

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

Fund, index and select peer group performance are detailed in the following table:

	One Year	ITD (Ann.)
RCTIX	6.41	5.80

Indices
Barclays US Aggregate Bond	0.07	2.35
Barclays US MBS	0.30	2.03

Peer Group
DBLTX (DoubleLine TRBF)	1.66	2.94
TGLMX (TCW TRBF)	-0.05	2.14
MWTRX (MetWest TRBF)	0.07	1.86
PTRRX (PIMCO TRBF)	1.78	2.41

The funds identified in the select peer group mostly invest in residential mortgage-backed securities and employ investment strategies similar to RCTIX.

Fund composition as of September 30, 2017 is as follows:

Our outlook on the relative prospects available within the mortgage sector remains favorable. We have focused on constructing a portfolio that is designed to deliver a yield premium across a variety of interest rate environments while managing prepayment, duration and credit risks. Our overall investment strategy remains unchanged. We

5

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2017 (Unaudited)

continue to focus on the structure and underlying collateral to generate what we believe are stable returns while limiting exposure to various types of prepayment and rate risks.

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

6

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND SCHEDULE OF INVESTMENTS September 30, 2017
	Percentage of Net Assets	Principal Amount	Value
MORTGAGE-BACKED SECURITIES	109.1%
PRIVATE(a)	56.6%
Home Equity	56.6%
Alternative Loan Trust Series 2004-12CB
5.50%, 07/25/34		$5,162,555	$5,271,671
Bella Vista Mortgage Trust Series 2004-1
(Floating, ICE LIBOR USD 1M + 0.70%)(1)
1.94%, 11/20/34		642,224	608,632
Chase Funding Trust Series 2003-3
(Floating, ICE LIBOR USD 1M + 0.54%)(1)
1.78%, 04/25/33		280,355	257,294
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB4
(Floating, ICE LIBOR USD 1M + 0.18%)(1)
1.42%, 04/25/37		5,600,000	2,488,948
CWHEQ Home Equity Loan Trust Series 2006-S2
5.84%, 07/25/27		602,200	727,608
Home Equity Mortgage Trust Series 2005-3
(Floating, ICE LIBOR USD 1M + 1.08%)(1)
2.32%, 11/25/35		893,613	872,642
Invitation Homes Trust Series 2014-SFR3
(Floating, ICE LIBOR USD 1M + 5.00%)(1)(b)
6.23%, 12/17/31		392,587	392,585
JP Morgan Mortgage Acquisition Corp. Series 2006-WMC1
(Floating, ICE LIBOR USD 1M + 0.34%)(1)
1.57%, 03/25/36		4,587,511	737,167
Lehman Mortgage Trust Series 2008-4
(Floating, ICE LIBOR USD 1M + 0.38%)(1)
1.62%, 01/25/37		713,858	368,855
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1
(Floating, ICE LIBOR USD 1M + 0.26%)(1)
1.50%, 07/25/37		4,639,368	2,857,299
Morgan Stanley ABS Capital I, Inc. Series 2002-HE3
(Floating, ICE LIBOR USD 1M + 1.08%)(1)
2.32%, 03/25/33		50,618	48,576
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2007-1
5.82%, 03/25/47		1,048,434	1,053,762
Saxon Asset Securities Trust Series 2003-1
4.03%, 06/25/33		217,554	219,794
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR2
(Floating, ICE LIBOR USD 1M + 0.35%)(1)
1.59%, 01/25/45		299,785	295,542
			16,200,375
U.S. GOVERNMENT AGENCIES	52.5%
Fannie Mae Pool TBA
3.00%, 10/17/47		15,000,000	15,049,215
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $29,883,181)			31,249,590

See notes to financial statements.

 7

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND SCHEDULE OF INVESTMENTS September 30, 2017
	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS(a)(c)	43.4%
Northern Institutional Treasury Portfolio
0.90%		12,424,084	$12,424,084
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,424,084)			12,424,084
TOTAL INVESTMENTS
(Cost $42,307,265)	152.5%		43,673,674
NET OTHER ASSETS (LIABILITIES)	(52.5%)		(15,038,306)
NET ASSETS	100.0%		$28,635,368

(a)All or a portion of these securities are designated as collateral for the TBA security at September 30, 2017.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)Includes reinvestment of cash collateral received from brokers.

(1)Floating rate security. The rate presented is the rate in effect at September 30, 2017, and the related index and spread is shown parenthetically for each security.

See notes to financial statements.

 8

ADVISERS INVESTMENT TRUST STATEMENT OF ASSETS & LIABILITIES September 30, 2017

River Canyon Total Return Bond Fund
Assets:
Investments, at value (Cost: $42,307,265)	$43,673,674
Receivable for interest	51,894
Receivable for dividends	8,488
Receivable for investments sold	25,218,229
Receivable from Investment Adviser	33,996
Prepaid expenses	5,148
Total Assets	68,991,429
Liabilities:
Securities purchased payable	40,141,354
Due to broker	110,000
Accounting and Administration fees payable	20,948
Regulatory and Compliance fees payable	37,808
Trustee fees payable	110
Accrued expenses and other payable	45,841
Total Liabilities	40,356,061
Net Assets	$28,635,368

Institutional Shares:
Net assets	$28,635,368
Shares of common stock outstanding	2,765,697
Net asset value per share	$10.35
Net Assets:
Paid in capital	$27,431,661
Accumulated net investment income	44,180
Accumulated net realized loss	(206,882)
Net unrealized appreciation	1,366,409
Net Assets	$28,635,368

See notes to financial statements.

 9

ADVISERS INVESTMENT TRUST STATEMENT OF OPERATIONS For the year ended September 30, 2017

River Canyon Total Return Bond Fund
Investment Income:
Dividend income	$64,231
Interest income	1,159,283
Total investment income	1,223,514
Operating expenses:
Investment advisory	109,742
Accounting and Administration	125,285
Regulatory and Compliance	150,137
Trustees	34,437
Legal	43,363
Audit	35,200
Other	45,374
Total expenses before reductions	543,538
Expenses reduced by Investment Adviser	(365,211)
Net expenses	178,327
Net investment income	1,045,187
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized losses from investment transactions	(268,713)
Change in unrealized appreciation on investments	947,857
Net realized and unrealized gains from investment activities	679,144
Change in Net Assets Resulting from Operations	$1,724,331

See notes to financial statements.

 10

ADVISERS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2017 and 2016

	River Canyon Total Return Bond Fund
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$1,045,187	$755,182
Net realized gains (losses) from investment transactions	(268,713)	344,083
Change in unrealized appreciation on investments	947,857	85,568
Change in net assets resulting from operations	1,724,331	1,184,833
Dividends paid to shareholders:
From net investment income	(1,047,547)	(668,102)
From net realized gains	(322,792)	—
Total dividends paid to shareholders	(1,370,339)	(668,102)
Capital Transactions
Proceeds from sale of shares	13,098	5,100
Value of shares issued to shareholders in reinvestment of dividends	1,370,339	668,102
Change in net assets from capital transactions	1,383,437	673,202
Change in net assets	1,737,429	1,189,933
Net assets:
Beginning of year	26,897,939	25,708,006
End of year	$28,635,368	$26,897,939
Accumulated net investment income	$44,180	$108,402
Share Transactions
Sold	1,274	505
Reinvested	135,958	66,893
Change	137,232	67,398

See notes to financial statements.

11

ADVISERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For the years ended September 30, 2017 and 2016
And the period December 30, 2014 (commencement of operations) to September 30, 2015

	River Canyon Total Return Bond Fund
	Year Ended, September 30, 2017	Year Ended, September 30, 2016	Period Ended, September 30, 2015
Net asset value, beginning of period	$10.23	$10.04	$10.00
Income (loss) from operations:
Net investment income	0.38	0.29	0.32
Net realized and unrealized gains from investments	0.25	0.16	0.17
Total from investment operations	0.63	0.45	0.49
Less distributions paid:
From net investment income	(0.39)	(0.26)	(0.36)
From net realized gains on investments	(0.12)	—	—
Tax return of capital	—	—	(0.09)
Total distributions paid	(0.51)	(0.26)	(0.45)
Change in net asset value	0.12	0.19	0.04
Net asset value, end of period	$10.35	$10.23	$10.04
Total return(a)	6.41%	4.55%	4.97%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$28,635	$26,898	$25,708
Ratio of net expenses to average net assets(b)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(b)	3.81%	2.90%	4.18%
Ratio of gross expenses to average net assets(b), (c)	1.98%	1.81%	1.81%
Portfolio turnover rate(a)	47.85%	18.57%	41.03%

(a)       Not annualized for periods less than one year.

(b)       Annualized for periods less than one year.

(c)       During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

12

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). Effective March 31, 2017, the Trust was converted to a Delaware Statutory Trust. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services- Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The River Canyon Total Return Bond Fund (the “River Canyon Total Return Bond Fund” or the “Fund”) is a series of the Trust, and the Fund’s Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015 shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund were made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015 the Fund became publicly available for investment.

The investment objective of the River Canyon Total Return Bond Fund is to seek to maximize total return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A. Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

● Level 1 —quoted prices in active markets for identical assets

● Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated.

Debt and other fixed income securities are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

13

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2017 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1- Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
River Canyon Total Return Bond Fund
Mortgage-Backed Securities(1)	$—	$31,249,590	$		$31,249,590
Short-Term Investments	12,424,084	—		—	12,424,084
Total Investments	$12,424,084	$31,249,590		$—	$43,673,674

(1) See additional categories in the Schedule of Investments.

As of September 30, 2017, there were no Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2017.

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” delayed delivery,” “forward commitment,” or “TBA transaction”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

The Fund may enter into TBA sale commitments to help manage portfolio duration, hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale

14

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

of the securities based upon the unit price established at the date the commitment was entered into. At September 30, 2017, the Fund received cash from broker as collateral. The amount of cash collateral received is invested in the Northern Institutional Treasury Portfolio with the corresponding payable included in the Due to broker in the Statement of Assets and Liabilities.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2017, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax returns filed for the tax year ended September 30, 2015 and September 30, 2016 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

15

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

B. Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser” or “River Canyon”) serves as the investment adviser to the Fund. Under the terms of the Trust’s Investment Management Agreement with the Adviser, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 0.40% of average daily net assets. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Effective November 1, 2017, the Fund pays the Adviser a fee at the annual rate of 0.65% of average daily net assets.

BHIL Distributors, LLC (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $125,000 relating to these services. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Management Services, LLC (“Foreside”), provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to a written agreement, including providing certain officers to the Fund and performing certain regulatory administrative services. The Fund pays Foreside a tiered basis-point fee based on the Fund’s daily net assets or certain annual minimum fees for these services, and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2017, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $51,000 and reimbursement for certain expenses. Effective April 1, 2017, the Trust pays an annual retainer of $80,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2017, the aggregate Trustee compensation paid by the Trust was $196,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund until January 28, 2018. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

For the year ended September 30, 2017, the Fund incurred advisory fees payable to River Canyon, expense waivers/reimbursements from River Canyon, and paid expense recoupments to River Canyon as follows:

Fund	Advisory Fee to River Canyon	Expenses Reduced by River Canyon	Advisory Fees Recouped by River Canyon
River Canyon Total Return Bond Fund	$109,742	$365,211	$—

16

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

The balances of recoverable expenses to the Adviser at September 30, 2017 were as follows:

For the:	Expiring	River Canyon Total Return Bond Fund
Year ended September 30, 2015	September 30, 2018	$216,476
Year ended September 30, 2016	September 30, 2019	300,047
Year ended September 30, 2017	September 30, 2020	365,211
Balances of Recoverable Expenses to the Adviser		$881,734

C.	Investment Transactions

For the year ended September 30, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$7,448,487	$7,825,490

D.	Federal Income Tax

As of September 30, 2017, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
River Canyon Total Return Bond Fund	$42,307,265	$1,561,629	$(195,220)	$1,366,409

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2017 and September 30, 2016 for the Fund was as follows:

	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2017	$1,370,339	$—	$1,370,339	$—	$1,370,339
2016	668,102	—	668,102	—	668,102

As of the latest tax year ended September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
River Canyon Total Return Bond Fund	$44,180	$—	$44,180	$—	$(206,882)	$1,366,409	$1,203,707

For the period subsequent to October 31, 2016, through the fiscal year ended September 30, 2017, the Fund incurred net capital losses and/or Section 988 net currency losses which the Fund intends to treat as having been incurred in the following fiscal year:

Fund	Amount
River Canyon Total Return Bond Fund	$206,882

17

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

E.	Concentration of Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

As of September 30, 2017 substantially all of the shares issued by the Fund were owned by the Adviser or Adviser-related shareholders.

18

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of River Canyon Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of River Canyon Total Return Bond Fund (the “Fund”), one of the portfolios constituting the Advisers Investment Trust (the “Trust”), as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Advisers Investment Trust as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

November 21, 2017

19

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2017 (Unaudited)

A.	Security Allocation

Market Exposure
Fixed Income Securities	% of Net Assets
Home Equity	56.6%
U.S. Government Agencies	52.5
Total	109.1%
Largest Fixed Income Security Positions
Issuer	% of Net Assets
Fannie Mae Pool TBA	52.6%
Alternative Loan Trust Series 2004-12CB	18.4
Merrill Lynch Mortgage Investors Trust
Series 2006-MLN1	10.0
Credit-Based Asset Servicing &
Securitization LLC Series 2007-CB4	8.8
Nomura Asset Acceptance Corp.
Alternative Loan Trust	3.7
Total	93.5%

B.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2017 and held for the entire period through September 30, 2017.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	*Expenses Paid 4/1/17-9/30/17
Actual	0.65%	$1,000.00	$1,042.00	$3.33
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

*	Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

C.	Board of Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) generally requires that any material amendment to the Investment Advisory Agreement (the “Agreement”) between Advisers Investment Trust (the “Trust”) and River Canyon Fund Management, LLC (the “Adviser”) with respect to the River Canyon Total Return Bond Fund (“Fund”) be approved by a majority of the Board of Trustees of the Trust (“Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act

20

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2017 (Unaudited)

(“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement to determine whether the agreement is fair to the Fund and its shareholders. The Board considered and approved a new Investment Advisory Agreement for the Fund with an increased advisory fee at an in-person meeting held on September 20, 2017.

The Board requested, and the Adviser provided information and data reasonably necessary to evaluate the terms of the Agreement, including (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services to be provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser (the “peer group”); (vii) the Fund’s expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser. The Board met directly with representatives of the Adviser and reviewed the information and data listed above.

The Board considered the proposed increase in the advisory fee to be paid by the Fund to the Adviser from 0.40% of the Fund’s average daily net assets to 0.65% of the Fund’s average daily net assets, noting that although the average advisory fee for the Fund’s peer group is 0.58% of average daily net assets, the Fund’s advisory fee is well within the range of the peer group of mutual funds drawn from the Morningstar Multi-Sector Bond category. The Board considered the premium required to operate the Fund, taking into account the sophisticated nature of the Fund’s investment strategy, which requires significant expenditures for research, risk analytics, data, trade execution and personnel. The Board noted the Fund outperformed the Barclays U.S. Aggregate Bond Index from the Fund’s inception through June 30, 2017, and for the one-year period ending June 30, 2017, and outperformed the peer group for the one-year period ending June 30, 2017. The Board noted that despite the increased advisory fee, the Fund’s total annual operating expense would continue to be below the peer group average. The Board also noted the Adviser’s commitment to continue to limit total operating expenses to 0.65% through January 28, 2019.

The Board noted that the Adviser has operated at a loss, with respect to the management of the Fund, since the Fund’s inception and has incurred higher costs and expenses than originally anticipated. The Board noted that the Adviser hired a Senior Regulatory Counsel to support regulatory, compliance and risk related matters for the Fund. The Adviser informed the Board that it intends to allocate additional internal resources to the growth and development of the Fund and retain at least one full-time, dedicated employee focused on portfolio monitoring, shareholder services and other business matters. The Board noted that as the Fund continues to grow in size, it will require more infrastructure in terms of staff and systems (e.g., risk analytics/tools) to support its structured products investment strategy and continue to provide competitive returns to investors. The Board also noted the Adviser’s plans to dedicate additional resources to operational oversight and regulatory compliance. The Board considered the Adviser’s commitment to consider advisory fee breakpoints as the Fund grows and begins to realize economies of scale.

After further discussion, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors determined that the new Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Fund and the benefits received by the Fund and the approval of the new Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the SEC’s website at http://www.sec.gov.

21

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

The Fund files a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

E.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	14	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present	14	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired since 2013; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust, 1997 to 2014	14	Boston Trust & Walden Funds

1 The mailing address of each Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

2 The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[3] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC 2011 to present	14	PAF Transportation

Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	14	None

 22

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Tributary Funds, Inc., 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2012-2015.	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A

Dana Gentile Year of Birth: 1962	Vice President & Secretary	Indefinite/ July 2017 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present, Managing Director, Beacon Hill Fund Services, Inc., 2016; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President Citi Fund Services Ohio, Inc., 2007 to 2013, Secretary of Advisers Investment Trust, 2013 to present	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present; Vice President of Advisers Investment Trust, 2012 to 2017	N/A	N/A

Jennifer L. Gorham Year of Birth: 1981	Assistant Secretary	Indefinite/ March 2017 to present	Director, Foreside Financial Group, LLC, 2016 to present, Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Paralegal, Red Capital Group, LLC, 2011 to 2015	N/A	N/A

1 The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

2 The Trust consists of the various series of Advisers Investment Trust.

3 On July 27, 2017 the Board appointed Mr. Whitaker to the Board of Trustees.

 23

ADVISERS INVESTMENT TRUST RIVER CANYON TOTAL RETURN BOND FUND ADDITIONAL INFORMATION September 30, 2017 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

24

River Canyon Total Return Bond Fund
Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
●	Account History, including information about the transactions and balances in a customer’s account(s); and
●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and
●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

Investment Adviser
River Canyon Fund Management LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, California, 90067

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

800-245-0371 (toll free) or 312-557-0164

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Independent Franchise Partners US Equity Fund

2017   $18,240

2016   $17,540

JOHCM Funds

2017   $188,960

2016   $166,480

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

Vontobel Funds

2017   $58,520

2016   $56,820

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

River Canyon Total Return Bond Fund

2017   $27,000

2016   $26,200

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b)	Independent Franchise Partners US Equity Fund

2017   $0

2016   $0

Vontobel Funds

2017   $0

2016   $0

JOHCM Funds

2017   $0

2016   $0

River Canyon Total Return Bond Fund

2017   $0

2016   $0

(c)	Independent Franchise Partners US Equity Fund

2017   $5,175

2016   $4,660

JOHCM Funds

2017   $41,880

2016   $37,725

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

Vontobel Funds

2017   $31,225

2016   $46,555*

* Amount updated for final billings.

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2017   $6,100

2016   $5,250

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

(d)	Independent Franchise Partners US Equity Fund

2017   $0

2016   $0

Vontobel Funds

2017   $0

2016   $0

JOHCM Funds

2017   $0

2016   $0

River Canyon Total Return Bond Fund

2017   $0

2016   $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Independent Franchise Partners US Equity Fund

2017   0%

2016   0%

Vontobel Funds

2017   0%

2016   0%

JOHCM Funds

2017   0%

2016   0%

River Canyon Total Return Bond Fund

2017   0%

2016   0%

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2017   $5,175

2016   $4,660

Vontobel Funds

2017   $823,218

2016   $556,707

JOHCM Funds

2017   $41,880

2016   $37,725

River Canyon Total Return Bond Fund

2017   $6,100

2016   $5,250

(h)       The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisers Investment Trust

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date: December 4, 2017

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 4, 2017